UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

____________________________

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WELBILT, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF
STOCKHOLDERS

TIME AND DATE:	1:00 p.m. Eastern Time, on Friday, April 23, 2021
LOCATION:

Virtual. To support the health and well-being of our employees and stockholders, the 2021 Annual Meeting of Stockholders will be conducted in a virtual only format at: www.virtualshareholdermeeting.com/WBT2021

RECORD DATE:

Stockholders of record at the close of business on February 26, 2021 are entitled to notice of, and to vote at, the 2021 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

ITEMS OF BUSINESS:	1. To elect seven members to the Board of Directors, each to serve for a one-year term.
2. To approve, on an advisory basis, the compensation of Welbilt’s named executive officers.
3. To ratify the selection of Grant Thornton LLP as Welbilt’s independent registered public accounting firm for 2021.
4. To approve an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan to authorize an additional 5,000,000 shares to be reserved for issuance.
5. To transact such other business as may properly come before the 2021 Annual Meeting of Stockholders and any adjournments or postponements thereof.
ADMISSION TO MEETING:

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/wbt2021, you must enter the control number found on your proxy card, voting instruction form or Notice of Internet Availability. You will have the ability to vote your shares at the meeting even if you previously authorized a proxy. Proof of share ownership will be required for admission to the 2021 Annual Meeting of Stockholders. See the section titled “General Information about the Annual Meeting” appearing at the end of this Proxy Statement for details.

HOW TO AUTHORIZE A PROXY:

Your vote is important to us. To make sure your shares are represented and voted at the Annual Meeting, we encourage you to authorize a proxy to vote your shares in one of the following ways, even if you plan to attend the Annual Meeting and vote your shares during the meeting:

• By Telephone. Call 1-800-690-6903 from the United States or Canada. You will need your 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form.
• By Internet. Visit www.proxyvote.com. You will need your 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form.
• By Mail. Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope.
By Order of the Board of Directors,

New Port Richey, Florida March 12, 2021	Joel H. Horn Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on April 23, 2021: The Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this Proxy Statement constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements and include, for example, descriptions of our plans and objectives and assumptions on which those plans or objectives are based. Certain of these forward-looking statements can be identified by the use of words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “could,” “will,” “may,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this Proxy Statement are based on our current beliefs and expectations and speak only as of the date hereof. These statements are not guarantees or indicators of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those risks, uncertainties and factors described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the date of this Proxy Statement to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

NON-GAAP FINANCIAL MEASURES

Welbilt Inc. prepares its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). This Proxy Statement includes certain non-GAAP financial measures. For important information regarding the use of non-GAAP financial measures, including reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, please see “Non-GAAP Financial Measures” under Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in our Annual Report on Form 10-K for the year ended December 31, 2020.

PRESENTATION OF INFORMATION

Unless otherwise expressly stated or the context otherwise requires, references to “we,” “our,” “us,” the “Company” or “Welbilt,” refer to Welbilt, Inc. and its subsidiaries, “MTW” refers to The Manitowoc Company, Inc., and “Spin-Off” refers to our separation from MTW on March 4, 2016.

PROXY SUMMARY

This Proxy Summary provides general information about Welbilt and highlights certain information contained elsewhere in this Proxy Statement. As it is only a summary, please refer to the entire Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2020 before you vote. The Proxy Statement and accompanying materials were first provided to stockholders on or about March 12, 2021.

DIRECTOR NOMINEES

Name	Age	Director Since(1)	Independent	Audit Committee	Compensation Committee	Corporate Governance Committee
Cynthia M. Egnotovich, Chair	63	2008	Yes			C
Dino J. Bianco	59	2015	Yes	C	ü
Joan K. Chow	60	2012	Yes		C	ü
Janice L. Fields	65	2018	Yes		ü	ü
Brian R. Gamache	62	2017	Yes	ü	ü
Andrew Langham	47	2016	Yes	ü		ü
William C. Johnson	57	2018	No

(1)              Includes service on the Board of Directors of Welbilt’s former parent company prior to the Spin-Off.

C        Chair

ü       Member

TENURE

2
3
5
Years
2
0-2 Years
6+ Years
3-5 Years

AGE

2
59
Years
1
4
40-49 Years
50-59 Years
60-69 Years

DIVERSITY

3
43%
4
Ethnic or Gender Diversity
Not Reported

SKILLS & EXPERIENCE

MARKETING (4/7)
ENGINEERING (3/7)
OPERATIONAL (3/7)
IT & DIGITAL (2/7)
OTHER PUBLIC BOARD SERVICE (5/7)
PUBLIC COMPANY LEADERSHIP (6/7)
P&L MANAGEMENT (5/7)
INDUSTRY EXPERIENCE (4/7)
FINANCE (4/7)
OTHER (4/7)

Welbilt, Inc.  2021 Proxy Statement | 1

CORPORATE GOVERNANCE HIGHLIGHTS

•       Separate Board Chair and Chief Executive Officer

•       Regular Board and Committee self-evaluations

•       Risk oversight by full Board and Committees

•       Continuous focus on matters of societal impact and sustainability

•       Majority voting standard for uncontested Director elections

•       Regular benchmarking of executive and Director compensation with independent compensation consultant

•       No meeting fees included in Director compensation

•       Annual election of directors

•       Bylaws provide for proxy access by stockholders

•       No stockholder rights plan

•       Annual advisory say-on-pay vote

OUR COMPENSATION APPROACH

Consistent with our pay philosophy, the majority of our named executive officers’ target total compensation for 2020 (i.e. the sum of annualized base salary, target annual incentive award and target long-term incentive awards) is performance-based or “at-risk,” meaning it is only earned if specific financial targets are achieved or, in the case of stock options, if the stock price appreciates following the grant date.

AGENDA ITEMS AND BOARD RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Each of the below proposals are described in more detail in this Proxy Statement:

	Proposal	Board’s Voting Recommendation
1.	Election of the seven director nominees named in this Proxy Statement each to serve for a one-year term.	ü FOR
2.	Approval, on an advisory basis, of the compensation of Welbilt’s named executive officers.	ü FOR
3.	Ratification of the selection of Grant Thornton LLP as Welbilt’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	ü FOR
4.	Approval of an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan to authorize an additional 5,000,000 shares to be reserved for issuance.	ü FOR

2 | Welbilt, Inc.  2021 Proxy Statement

GOVERNANCE

GOVERNANCE FRAMEWORK

As stated in our Corporate Governance Guidelines, the mission of our Board of Directors (the “Board”) is to represent the Company’s stockholders as a whole and seek to ensure the long-term well-being of the enterprise. In furtherance of this mission, Welbilt has adopted a comprehensive corporate governance framework designed to enable the Board to provide effective oversight of the business and affairs of the Company, allow the Board to make decisions independent of management, align the interests of our Board and management with those of our stockholders and maintain compliance with the requirements of the New York Stock Exchange (“NYSE”) and applicable law. This framework sets forth our practices with respect to Board composition, Board independence, Board and committee evaluations, Chief Executive Officer (the “CEO”) and executive compensation, stockholder engagement, risk oversight and more.

Copies of our current corporate governance documents and policies, including our Code of Conduct, Corporate Governance Guidelines, Director Independence Criteria, Bylaws and committee charters, are available on the Investor Relations section of our website at ir.welbilt.com. The Board reviews these corporate governance documents and policies from time to time and revises them when it believes it serves the interests of the Company and its stockholders to do so, such as in response to changing governance practices or legal requirements.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Our Board currently consists of seven directors. All of the incumbent directors have been nominated for re-election to the Board. Each nominee has consented to being named as a nominee and has consented to serve as a director if elected. We believe that our director nominees, individually and together as a whole, possess the requisite skills, experience and qualifications necessary to carry out their duties and to serve the best interests of the Company and its stockholders. There are no family relationships among any of our directors or executive officers.

Set forth below is a brief biography of each nominee and a description of certain key attributes that the Board considered in recommending such nominee for election. All information is presented as of the date of this Proxy Statement.

Chair of the Board Age: 63 Director Since: 2008 Independent: Yes Committees: Corporate Governance (Chair)

Cynthia M. Egnotovich. Ms. Egnotovich has served as Chair of our Board and chair of the Corporate Governance Committee since the Spin-Off in March 2016. Ms. Egnotovich has also served as a director of MTW from 2008 until the Spin-Off. From July 2012 until her retirement in November 2013, Ms. Egnotovich served as President, Customer Service of Aerospace Systems of United Technologies Corporation (“UTC”), a diversified company that provides a broad range of high-technology products and services to the global aerospace and building systems industries. From 1986 to July 2012, Ms. Egnotovich held leadership roles of increasing significance at Goodrich Corporation, an aerospace manufacturer ultimately acquired by UTC, including Segment President of Nacelles and Interior Systems, Segment President of Engine Systems, Segment President of Electronic Systems and Segment President of Engine & Safety Systems. Additionally, Ms. Egnotovich has served as a director and Audit Committee member of Hexcel Corporation (NYSE: HXL) since 2015 and as the Chair of HXL’s Corporate Governance Committee since November 2020. Ms. Egnotovich holds a B.B.A. in Accounting from Kent State University and a B.S. in Biology from Immaculata College.

Key Qualifications and Skills: With nearly 30 years of relevant experience in finance, accounting, and senior management in various segments of large manufacturing companies, experience serving on the boards of other public companies and extensive knowledge of the Company’s business before and after the Spin-Off, Ms. Egnotovich is well-suited to serve on our Board and Corporate Governance Committee.

Welbilt, Inc. 2021 Proxy Statement | 3

Age: 59 Director Since: 2015 Independent: Yes Committees: Audit (Chair) Compensation

Dino J. Bianco. Mr. Bianco has served as a Director, chair of the Audit Committee, member of the Compensation Committee since the Spin-Off and as a director of MTW from 2015 until the Spin-Off. Since March 2018, Mr. Bianco has served as Chief Executive Officer of KP Tissue and Kruger Products L.P., a Canadian manufacturer of quality tissue products for North American household, industrial and commercial use. Formerly, Mr. Bianco served as Executive Vice President (2012 to April 2015) of Kraft Foods Group, Inc. (“Kraft”) and President of its Beverages business (2013 to April 2015). Kraft (now known as The Kraft Heinz Company after a merger with the H.J. Heinz Company), is a North American consumer packaged food and beverage company. Prior to his 23-year career with Kraft, Mr. Bianco was employed by PricewaterhouseCoopers LLP. In addition, Mr. Bianco is a former chair of Food and Consumer Products of Canada, former member of the Board of The Grocery Foundation, and former member of the Board of Trustees of the United Way of Toronto. Additionally, Mr. Bianco has served as a director and Audit Committee chair of Andrew Peller Ltd. (TSX: ADW.A) from 2016 to 2017. Mr. Bianco holds a Bachelor of Commerce from the University of Toronto and is a Chartered Professional Accountant.

Key Qualifications and Skills: Mr. Bianco brings over 30 years of financial, accounting, sales and marketing and senior management experience to our Board, including extensive experience with one of the largest food and beverage companies in North America and as Chief Executive Officer of a Canadian manufacturing company. This experience is amplified by his service on relevant professional organizations.

Age: 60 Director Since: 2012 Independent: Yes Committees: Compensation (Chair) Corporate Governance

Joan K. Chow. Ms. Chow has served as a Director, chair of the Compensation Committee, member of the Corporate Governance Committee since the Spin-Off and as a director of MTW from 2012 until the Spin-Off. Since February 2016, Ms. Chow has served as Chief Marketing Officer of the Greater Chicago Food Depository. From 2007 to August 2015, Ms. Chow served as Executive Vice President and Chief Marketing Officer at ConAgra Foods, Inc., a North American packaged food company. From 1998 to 2007, Ms. Chow served in various marketing positions of increasing responsibility at Sears Holdings Corporation, including as Senior Vice President and Chief Marketing Officer of Sears Retail. Previously, she served in leadership positions with Information Resources Inc. and Johnson & Johnson Consumer Products, Inc. Ms. Chow served on the Board of Feeding America, a leading hunger-relief charity in the United States, from 2008 to 2016. Additionally, Ms. Chow has served as a director and a member of the human resources committee of High Liner Foods (TSX: HLF) since 2017. Ms. Chow holds an M.B.A. from the Wharton School of the University of Pennsylvania and a Bachelor’s degree from Cornell University.

Key Qualifications and Skills: Ms. Chow has extensive leadership experience in marketing, advertising, branding, consumer insights, and digital/social marketing. She also has significant knowledge of and experience with human resources and compensation matters, which she has gained through serving on the boards of various public companies as well as a senior executive at ConAgra Foods. Additionally, Ms. Chow’s extensive knowledge of the Company’s business before and after the Spin-Off provides the Board with valuable insight.

4 | Welbilt, Inc. 2021 Proxy Statement

Age: 65 Director Since: 2018 Independent: Yes Committees: Compensation Corporate Governance

Janice L. Fields. Ms. Fields has served as a Director, member of the Compensation Committee and member of the Corporate Governance Committee since April 2018. Ms. Fields had an over 35-year career at McDonald’s USA, LLC until her retirement in 2012, where she started as a crew member and advanced to hold several executive positions, including U.S. Division President for the Central Division (2003 – 2006), Executive Vice President and Chief Operating Officer (2006 – 2010) and President (2010 – 2012). Additionally, Ms. Fields has served on the board of directors of: Chico’s FAS (NYSE: CHS) since 2013, including as the chair of its corporate governance committee since 2014 and a member of its executive committee; Taubman Centers, Inc. (NYSE: TCO) from 2019 to 2020, including as a member of its compensation committee; Monsanto Corporation (NYSE: MON) from 2008 to 2018, including as chair of its sustainability and corporate responsibility committee since 2015; Buffalo Wild Wings, Inc. (Nasdaq: BWLD) from 2016 to 2018, including as its chair from August 2017 to February 2018; the Ronald McDonald House Charities Global Brand since 2012; and Alimentation Couche-Tard Inc. (OTCMKTS: ANCUF) since September 2020.

Key Qualifications and Skills: Ms. Fields has broad operational, financial and leadership experience from her long-standing career in the food industry, with particular expertise related to marketing, strategic planning, risk management, production, and human resources. These skills, combined with her extensive experience serving as a board member of other public companies, provide valuable insights and perspective and make her well-suited to serve as a member of our Board.

Age: 62 Director Since: 2017 Independent: Yes Committees: Audit Compensation

Brian R. Gamache. Mr. Gamache has served as a Director, member of the Audit Committee and member of the Compensation Committee since March 2017. Mr. Gamache currently serves as an advisor or consultant to several private equity firms and corporations, is a guest lecturer at Northwestern University’s Kellogg School of Management and also is a member of the Dean’s Council of the University of Florida’s Warrington School of Business. Mr. Gamache has served as a director of Foresight Acquisition Corp. (Nasdaq: FOREU), a special purpose acquisition company, since February 2021. Previously, Mr. Gamache served as the Chair and Chief Executive Officer of WMS Industries Inc., a designer, manufacturer and marketer of games for the casino and online gaming industries, from 2001 to 2013, when it was acquired by Scientific Games Corporation. Previously, Mr. Gamache held various executive positions with Wyndham International, WHG Resorts and Casinos, Inc. (a subsidiary of WMS Industries Inc.), Marriott Hotel Corporation and Hyatt Hotels Corporation. Additionally, Mr. Gamache has been a director of KapStone Paper and Packaging Corporation (NYSE: KS) from 2009 until its sale in November 2018 and served as the chair of its nominating and corporate governance committee. Mr. Gamache holds a B.S. in Business Administration from the University of Florida.

Key Qualifications and Skills: Mr. Gamache brings expertise on organizational development, financial and brand management as well as sales and marketing experience to our Board. He has significant experience in implementing digital strategies in the fast-moving gaming industry, which is a great match with our connected kitchen strategy for commercial kitchen operations. He also brings a deep understanding of the hotel and hospitality industry, which is a key end market of the Company’s product offerings.

Welbilt, Inc. 2021 Proxy Statement | 5

Age: 47 Director Since: 2016 Independent: Yes Committees: Audit Corporate Governance

Andrew Langham. Mr. Langham has served as a Director, member of the Corporate Governance Committee and member of the Audit Committee since the Spin-Off. Mr. Langham has served as General Counsel of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, food packaging, metals, real estate and home fashion, since 2014. From 2005 to 2014, Mr. Langham was Assistant General Counsel of Icahn Enterprises. Previously, Mr. Langham was an associate at the law firm of Latham & Watkins LLP, focusing on corporate finance, mergers and acquisitions, and general corporate matters. Mr. Langham has served as a director of: Herc Holdings, Inc. (NYSE: HRI), an equipment rental company, since April 2020; Occidental Petroleum Corporation (NYSE: OXY), an oil and gas exploration and production company, since March 2020; Cheniere Energy, Inc. (NYSEAMERICAN: LNG), a developer of natural gas liquefaction and export facilities and related pipelines, since 2017; and CVR Partners LP (NYSE: UAN), a nitrogen fertilizer company, since 2015. Mr. Langham was previously a director of: CVR Energy, Inc. (NYSE: CVI), a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, from 2014 to 2017; CVR Refining, LP (NYSE: CVRR), an independent downstream energy limited partnership, from 2014 to 2019; Freeport-McMoRan Inc. (NYSE: FCX), a leading international mining company, from 2015 to 2018; and Newell Brands Inc., a global marketer of consumer and commercial products, in 2018. CVR Partners and CVR Energy are each indirectly controlled by Carl C. Icahn and, CVR Refining was previously indirectly controlled by Mr. Icahn. Mr. Icahn also has non-controlling interests in Welbilt, Herc Holdings, Occidental, Cheniere, Freeport-McMoRan and Newell Brands through the ownership of securities. Mr. Langham received a B.A. from Whitman College, and a J.D. from the University of Washington.

Key Qualifications and Skills: Mr. Langham’s legal background, particularly his expertise in corporate matters, finance, and mergers and acquisitions, provides a valuable perspective to our Board. His connection with the food packaging business provides additional insight as a Board member. As General Counsel of Icahn Enterprises L.P., he also brings relevant experience with corporate governance, compliance, and regulatory matters.

Arrangement pursuant to which Director was Nominated to the Board: Mr. Langham was initially appointed to the Board in connection with the Spin-Off. In accordance with the terms of the Settlement Agreement (the “Settlement Agreement”) entered into by MTW with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc (collectively, the “Icahn Stockholders”) and which the Company subsequently joined. The Settlement Agreement provided the Icahn Stockholders with the option to cause MTW to appoint one designee of the Icahn Stockholders to our Board in connection with the Spin-Off. Mr. Langham has been nominated for election to the Board at our 2020 Annual Meeting of Stockholders in accordance with the Settlement Agreement.

6 | Welbilt, Inc. 2021 Proxy Statement

Age: 57 Director Since: 2018 Independent: No Committees: None

William C. Johnson. Mr. Johnson has served as our President and CEO since November 2018, and as a Director since October 2018. Before joining Welbilt, he served as the Chief Executive Officer and President of Chart Industries, Inc. (Nasdaq: GTLS), a diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries, from May 2017 to June 2018, and as its President and Chief Operating Officer from July 2016 to May 2017. Previously, Mr. Johnson served as President and Chief Executive Officer at Dover Refrigeration & Food Equipment, Inc., a subsidiary of Dover Corporation, a diversified global manufacturer of industrial products. Mr. Johnson held multiple executive positions at Dover and its manufacturing companies, which he joined in August 2006 as Executive Vice President at Hill Phoenix, Inc. Prior to his tenure with Dover, Mr. Johnson served as President and Chief Executive Officer of Graham Corporation (NYSE: GHM), a manufacturer of oil refining, petrochemical and power equipment. Mr. Johnson holds a B.S. in Ceramic Engineering from Alfred University and an M.B.A. from Rollins College.

Key Qualifications and Skills: As the President and CEO of Welbilt, Mr. Johnson’s day-to-day leadership of the business provides an invaluable contribution to the Board. He has over 30 years of experience in the industrial products and manufacturing sector, including strategic transactions, operating and supply chain excellence, capital structure optimization, and productivity and margin enhancements. He is a proven leader who has demonstrated exceptional success in his prior roles and brings the experience, vision and values to lead Welbilt into the future as it pursues its strategic priorities for excellence and growth.

Welbilt, Inc. 2021 Proxy Statement | 7

BOARD COMPOSITION

CRITERIA FOR EVALUATING DIRECTOR CANDIDATES. The Corporate Governance Committee of our Board is responsible for evaluating potential candidates for service on our Board, including evaluating the performance and suitability of incumbent directors before recommending them to the full Board for re-election, reviewing candidates recommended by certain qualified stockholders and identifying and recommending new candidates for nomination to fill existing or expected vacancies on the Board. Under our Corporate Governance Guidelines, qualified directors should generally meet certain specified expectations, including, without limitation:

•       Education, experience and insight necessary to understand the Company’s business and provide long-term direction and guidance for the success of the enterprise.

•       Business or professional stature necessary to represent the Company before the public, its stockholders and other individuals and groups that affect the Company’s business.

•       Strong measures of independence (for outside directors) and strength of conviction while also leaving behind personal prejudice so as to be open to other points of view from fellow directors.

•       Willingness and ability to objectively and constructively appraise management performance and recommend appropriate changes when necessary.

•       Avoidance of any activity or interest that might conflict with a director’s fiduciary responsibility to the Company and its stockholders.

DIVERSITY. In addition, the Board appreciates the value that can come from a diverse representation on the Board. In identifying candidates for the Board, the Corporate Governance Committee considers foremost the qualifications and experience that the committee believes would best suit the Board’s needs created by each particular vacancy. As part of the process, the Corporate Governance Committee and the Board endeavor to have a Board consisting of individuals with diverse backgrounds, viewpoints, and life and professional experiences, provided such individuals should all have a high level of management and/or financial experience. In this process, the Board and the Corporate Governance Committee do not discriminate against any candidate on the basis of race, color, national origin, gender, religion, disability, sexual orientation, or gender identity. While the Company has no formal diversity policy that applies to the consideration of director candidates, the Corporate Governance Committee believes that diversity includes not just race and gender but differences of viewpoint, experience, education, skill and other qualities and attributes.

BOARD LEADERSHIP STRUCTURE. Currently, the roles of Board Chair and CEO are held by two different individuals. The Board has determined that the interests of the Company and the Board are best served at this time by separating these roles. The Board continues to believe that it is important to have a President and CEO focus on the day-to-day management of the business and execution of our strategic plan and have a separate independent Board Chair with a long-standing familiarity of the Company focus on leading the Board, providing advice and support to the President and CEO when needed, facilitating the Board’s independent oversight of management and enabling the Board to fulfill its risk oversight responsibilities. The current leadership structure not only encourages the free and open dialogue of competing views but also provides for strong checks and balances. In the event that the Chair of the Board is also the CEO, the Corporate Governance Guidelines provide for the designation of a lead independent director to serve as a liaison between the Chair of the Board and the independent directors, among other things.

BOARD INDEPENDENCE. The Board has affirmatively determined that all of our director nominees, except for Mr. Johnson, our President and CEO, are independent according to our Corporate Governance Guidelines, the Director Independence Criteria adopted by the Board and applicable rules of the NYSE. For a director to be considered independent under the NYSE rules, the Board must affirmatively determine that a director does not have a material relationship with Welbilt (other than as a director). In determining whether a director has a material relationship with Welbilt, the Board considers the nine criteria specified in the Company’s Director Independence Criteria. Any director who meets all of the nine criteria will be presumed by the Board to have no material relationship with Welbilt.

8 | Welbilt, Inc. 2021 Proxy Statement

The Corporate Governance Committee is responsible for periodically reviewing and making recommendations to the Board regarding director independence. Upon the committee’s recommendation, the Board reviews and makes its independence determinations. These determinations are generally made on an annual basis at the same meeting at which the Board approves director nominees for election at the annual meeting of stockholders and at such other times as circumstances dictate, including if a director joins the Board in the interim or an individual director’s circumstances should change in a manner that would impact the director’s independence from management.

DIRECTOR ORIENTATION AND ONGOING EDUCATION. All new directors elected to the Board participate in a new director orientation program, which is established and administered under the direction of the Corporate Governance Committee. Continuing directors who are not currently serving as officers of other public companies are encouraged to participate in a minimum of eight hours of seminars and educational opportunities per year in an area pertinent to the Company or such director’s committee assignments. Educational opportunities may include attendance at relevant trade shows, tours of Company facilities and service as a director on the boards of other companies.

ELECTION OF DIRECTORS. Under our Bylaws, in the event of an uncontested election of directors, each director nominee shall be elected to the Board by the vote of the majority of the votes cast. For purposes of the election of directors, a “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of shares voted “Against” that director nominee. Abstentions and broker non-votes are not considered votes cast for this purpose and have no effect on the election of director nominees.

BOARD CANDIDATES. The Corporate Governance Committee will consider candidates recommended by officers, Board members, stockholders and third-party professional search firms retained by the Corporate Governance Committee.

Stockholder Submissions. The Corporate Governance Committee will only review recommendations for director nominees from any stockholder beneficially owning, or group of stockholders beneficially owning in the aggregate, at least 5% of the issued and outstanding common stock of the Company for at least one year as of the date that the recommendation was made (a “Qualified Stockholder”). Qualified Stockholders who wish to recommend individuals to the Corporate Governance Committee for consideration as potential director candidates may do so by submitting their recommendation no later than the 120th calendar day before the anniversary date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting for the recommendation to be considered by the Corporate Governance Committee, together with appropriate biographical and background information sufficient to allow the committee to review the individual’s qualifications and a statement as to whether the Qualified Stockholder beneficially owned in the aggregate at least 5% of the issued and outstanding common stock of the Company for at least one year as of the date that the recommendation was made. Any recommendation must be submitted in accordance with the procedures set forth in the Corporate Governance Guidelines under the heading “Communications to the Board of Directors.” The Corporate Governance Committee will review any compliant and timely submitted recommendations and has sole discretion as to whether to nominate the recommended individual, except that in no event will a candidate so recommended be nominated who is not “independent,” as that term is defined in the Company’s Director Independence Criteria, and who does not meet the minimum expectations for a director set forth in the Company’s Corporate Governance Guidelines.

The Corporate Governance Committee did not receive any recommendations for director nominees from any Qualified Stockholder.

Incumbent Directors. Prior to the expiration of the term of a director desiring to stand for re-election, the Corporate Governance Committee will evaluate the performance and suitability of the particular director. The evaluation may include the opportunity for other sitting directors to provide input to the Corporate Governance Committee or its chair and may include an interview of the director being evaluated. If the director being evaluated is the chair of the Corporate Governance Committee, another member of the Corporate Governance Committee will be appointed to lead the evaluation. The Corporate Governance Committee will make a recommendation to the Board, and the Board will make a final determination as to which directors shall be nominated for re-election.

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Board Vacancies. In the event of a vacancy on the Board, the Corporate Governance Committee will manage the process of searching for a suitable director. The Corporate Governance Committee will use its judgment in structuring and carrying out the search process based on the Corporate Governance Committee’s and the Board’s perception as to what qualifications would best suit the Board’s needs for each vacancy. The process may include the consideration of candidates recommended by officers, Board members, stockholders, and/or a third party professional search firm retained by the Corporate Governance Committee. The Corporate Governance Committee has sole authority to retain (including to determine the fees and other retention terms) and terminate any third party to be used to identify director candidates and/or evaluate any director candidates. Any candidate should meet the expectations for directors set forth in the Company’s Corporate Governance Guidelines. Strong preference should be given to candidates who are “independent,” as that term is defined in the Company’s Director Independence Criteria and the NYSE rules, and to candidates who are sitting or former executives of companies whose securities are listed on a national securities exchange and registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Corporate Governance Committee is not required to consider candidates recommended by a stockholder except in accordance with the procedures described above under “Stockholder Submissions” and in the section captioned “Consideration of Candidates for the Board of Directors Submitted by Stockholders” set forth in the Corporate Governance Committee Charter. If the Corporate Governance Committee decides to consider a candidate recommended by a stockholder, the Corporate Governance Committee will be free to use its discretion and judgment as to what deference will be given in considering any such candidate, except that in no event will a candidate so recommended be nominated who is not “independent,” as that term is defined in the Company’s Director Independence Criteria, and who does not meet the minimum expectations for a director set forth in the Company’s Corporate Governance Guidelines.

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COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Corporate Governance—each of which operates under a written charter approved by the Board and available on the Investor Relations section of our website at ir.welbilt.com. Our Board delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board as appropriate or necessary. The Board, upon the recommendation of the Corporate Governance Committee, annually reviews committee composition and reassigns directors as needed so that the Board and each of its committees are best positioned to carry out their respective duties. The Board has determined that all of the members of the Audit, Compensation and the Corporate Governance Committees, including committee chairs, are independent in accordance with the standards set forth in our Corporate Governance Guidelines and Director Independence Criteria, including applicable SEC and NYSE rules.

AUDIT COMMITTEE

Meetings in 2020: 8

Members:
Dino J. Bianco, Chair
Brian R. Gamache
Andrew Langham

All Independent: Yes

Heightened Requirements: Yes. The Board has determined that each member of the Audit Committee meets the financial literacy and independence requirements of the SEC and the NYSE applicable to audit committee members and has designated all such members as an “audit committee financial expert” in accordance with applicable SEC rules.

Purpose: The purpose of the Welbilt Audit Committee is to (A) assist the Board in fulfilling its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Company’s internal audit function, and (5) the risks across the organization and the management and/or mitigation of those risks; and (B) prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Responsibilities. The Audit Committee’s responsibilities include:

•    appointing, retaining, terminating, providing for the compensation of and overseeing the work of the Company’s independent registered public accounting firm;

•    reviewing annually with Company management and the Company’s independent auditor, plans for the scope of the activities to be undertaken by the Company’s independent auditor, including any contemplated permissible non-audit services and pre-approval of such fees;

•    obtaining and reviewing, at least annually, certain reports from the independent registered public accounting firm relating to the firm’s internal quality-control procedures and most-recent internal quality-control review or peer review;

•    evaluating the qualifications, performance and independence of the Company’s independent auditor and presenting such conclusions to the full Board;

•    setting the “tone at the top” that emphasizes the importance of an environment that supports integrity in the financial reporting process;

•    reviewing non-GAAP measures, along with related Company policies and disclosure controls;

•    setting clear policies relating to the hiring of current or former employees of the independent auditors;

•    overseeing implementation of new accounting standards;

•    overseeing and participating in the resolution of any internal control issues;

•    reviewing and discussing with management our annual and quarterly financial statements and related disclosures and quarterly earnings press releases;

•    discussing with management our policies with respect to risk assessment and risk management;

•    discussing with Company management and the Company’s independent auditors internal controls over financial reporting, disclosure controls and procedures and the Code of Conduct;

•    meeting independently with the Company’s internal auditing staff, independent registered public accounting firm and management;

•    establishing procedures for the receipt and retention of accounting and audit-related complaints and concerns; and

•    preparing the annual audit committee report as required by applicable laws, rules and regulations.

Pursuant to applicable NYSE rules, no member of the Audit Committee may serve on the audit committee of more than 3 public companies, including Welbilt, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on its Audit Committee and the Company discloses such determination on its website or in its annual proxy statement. No member of the Welbilt Audit Committee currently serves on the audit committees of more than 3 public companies, including Welbilt.

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COMPENSATION
COMMITTEE

Meetings in 2020: 8

Members:
Joan K. Chow, Chair
Dino J. Bianco
Janice L. Fields
Brian R. Gamache

All Independent: Yes

Heightened Requirements: Yes. The Board has determined that each member of the Compensation Committee meets the independence requirements of the SEC and NYSE applicable to Compensation Committee members.

Purpose: The purpose of the Welbilt Compensation Committee is to provide assistance to the Board in fulfilling the Board’s responsibility of maximizing the long-term total return to stockholders by ensuring that officers, directors and employees are compensated in accordance with the Company’s philosophy, objectives and policies. The Compensation Committee reviews and approves compensation and benefits policies, strategies, and pay levels necessary to support corporate objectives and provides an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

Responsibilities. The Compensation Committee’s responsibilities include:

•    annually reviewing and approving corporate goals and objectives relevant to CEO and other executive compensation;

•    evaluating the compensation levels and payouts for the CEO and other executive officers annually against an appropriate comparison group;

•    reviewing and recommending to the Board for approval, the compensation levels of the CEO and other key executives;

•    overseeing the Company’s equity incentive plans;

•    reviewing and recommending to the Board for approval non- employee director compensation;

•    reviewing and evaluating the Company’s process for managing and mitigating compensation-related risks assigned by the Board

•    reviewing the Company’s compensation programs and practices in light of tax, accounting, legal and regulatory requirements; and

•    evaluating the results of each stockholder advisory vote on executive compensation.

The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate (including a subcommittee consisting of a single member), subject to any law or regulation requiring action by the full Compensation Committee. The Compensation Committee may also delegate certain authority under the Company’s 2016 Omnibus Incentive Plan to other committees or to the Company’s officers.

Compensation Committee Interlocks and Insider Participation. During 2020, no member of our Compensation Committee was an employee or officer or former officer of the Company or had any relationships requiring disclosure under Item 404 of Regulation S-K. None of our 2020 executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or our Compensation Committee during 2020.

Compensation Consultant. The Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent compensation consultant to provide the committee with information regarding market trends and guidance on our 2020 executive pay programs. During 2020, WTW performed the following tasks:

•    provided competitive market analyses and advice on general marketplace trends, developments and best practices with respect to executive and director compensation;

•    provided continuing updates on changes in compensation trends and other market developments with respect to the ongoing COVID-19 pandemic;

•    attended and participated in meetings of the Compensation Committee;

•    assessed the competitiveness of our compensation program and whether it aligned stockholder interests with those of our named executive officers;

•    provided advice and recommendations regarding the composition of our compensation peer group; and

•    provided general advice and analysis relating to our executive and director compensation structure, plan designs and associated risks.

WTW was selected by, and reported directly to, the Compensation Committee. WTW and its affiliates did not provide any services to the Company or any of the Company’s affiliates during 2020 other than (i) advising the Compensation Committee on director and executive compensation and related corporate governance matters, (ii) advising the Company on process in connection with the amendment of its omnibus incentive plan and (iii) consulting on broad-based plans that do not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company. In April 2020, the Compensation Committee reviewed the independence of WTW in light of the factors set forth in the SEC and NYSE rules and determined that WTW remained an independent consultant for the Compensation Committee and that no conflicts of interest existed. Following such determination, the Compensation Committee determined to continue the retention of WTW as its independent compensation consultant.

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CORPORATE GOVERNANCE COMMITTEE

Meetings in 2020: 5

Members:
Cynthia M. Egnotovich, Chair
Joan K. Chow
Janice L. Fields
Andrew Langham

All Independent: Yes

Heightened Requirements: No

Purpose: The purpose of the Welbilt Corporate Governance Committee is to assist the Board in its corporate governance responsibilities, including to identify individuals qualified to become Board members, consistent with criteria approved by the Board; to recommend to the Board, for the Board’s selection, director nominees for the next annual meeting of the stockholders; to develop and to recommend to the Board a set of corporate governance principles and guidelines; and to oversee the evaluation of the Board and management.

Responsibilities. The Corporate Governance Committee’s responsibilities include:

•    considering candidates for serving as director nominees for election to the Board, including evaluating the performance and suitability of incumbent directors, searching for suitable candidates to fill any vacancies on the Board and reviewing recommendations for director nominees submitted by qualified stockholders;

•    ensuring that new directors are provided with an orientation program and making recommendations to the Board with respect to continuing education of current directors;

•    establishing and managing a process for Board and committee self-assessments;

•    periodically reviewing the size, composition and independence of the Board and the number and structure of Board committees in light of the Company’s evolving needs;

•    facilitating executive sessions of the Board at each regularly scheduled Board meeting; and

•    reviewing and making recommendations to the Board regarding governance practices, including stock ownership guidelines, compulsory retirement age and term limits for directors.

BOARD OPERATIONS

RISK OVERSIGHT. Management is responsible for the day-to-day management of the risks we face, and the Board is responsible for the oversight of risk across the entire Company. The Audit Committee administers this responsibility more directly, as one of the committee’s stated purposes pursuant to its charter is to assist the Board in fulfilling its role in the oversight of the risk across the organization and the management and/or mitigation of those risks. To this end, the Audit Committee discusses guidelines and policies with respect to risk assessment and risk management, which includes a discussion of the Company’s major risks and the steps that management has taken or is taking to monitor and manage those risks within acceptable levels.

Additionally, each committee reviews and evaluates the Company’s process for managing and mitigating those Company risks assigned by the Board to such committee for review and evaluation, if any. The Board and its committees regularly receive information and reports from members of senior management on areas of material risk based on respective areas of responsibility.

STOCKHOLDER ENGAGEMENT. Our Board and management focus on creating long-term, sustainable stockholder value. Key to this goal is regular stockholder engagement through meetings with stockholders at conferences and in one-on-one meetings to discuss our financial performance, corporate governance practices, executive compensation programs and other matters. Our conversations with stockholders allow us to better understand our stockholders’ perspectives and provide us with useful feedback to calibrate our priorities. Stockholders and other interested parties who wish to communicate with the Board, the Board Chair, independent members of the Board as a group, or any committee chair may do so by following the procedures described in our Corporate Governance Guidelines under the heading “Communications to the Board of Directors.”

MEETINGS AND EXECUTIVE SESSIONS. Directors are expected to attend at least 75% of all scheduled meetings of the Board and committees of which the director is a member each year and are strongly encouraged to attend the annual meetings of stockholders. During 2020, our Board met a total of 18 times, each member of our Board attended at least 75% of the aggregate of the meetings of the Board and the committees on which such director served, and each member of our Board attended our 2020 Annual Meeting. Additionally, our independent directors meet in separate executive sessions, without management, at each regularly scheduled Board and committee meeting. Our practice is for the Board Chair or the applicable committee chair to preside over executive sessions.

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SUCCESSION PLANNING. On an annual basis, the Compensation Committee, the Board and our CEO review the Company’s long-term plan for the development, retention and succession of senior management and to assess Board composition.

Our CEO and other executive succession planning process includes identifying and developing potential internal candidates on an ongoing basis and identifying external candidates as needed. Our Board is committed to being prepared for a planned or unplanned change in leadership in order to ensure stability.

As part of the Board’s succession planning, the Corporate Governance Committee and the Board regularly review the composition of the Board and assess the balance of knowledge, experience, skills, expertise, tenure and diversity that is appropriate for the Board and the Company.

CODE OF CONDUCT AND GLOBAL ETHICS POLICY. We have adopted a written Code of Conduct and a Global Ethics Policy that apply to all of our employees and directors and reflect our commitment to operate our business in a manner that meets the highest ethical standards. These policies are posted on the Investor Relations section of our website at ir.welbilt.com. Any waiver of these policies granted to executive officers or directors must be made only by the Board or a board committee, and if required, any such waivers or amendments will be disclosed on the Corporate Governance section of our website on a timely basis.

DIRECTOR COMPENSATION

ELEMENTS OF NON-EMPLOYEE DIRECTOR COMPENSATION. The annual compensation package for non-employee directors is designed to attract and retain highly experienced and qualified individuals to serve on the Company’s Board. The 2020 compensation package, which consisted of both cash and equity components, was established in consultation with WTW and was intended to be competitive relative to the Company’s custom peer group and promote a strong alignment of interests between the Company’s non-employee directors and its stockholders. The Compensation Committee approves the non-employee director compensation program annually and generally reviews the market competitiveness of such program every two years. As our President and CEO, Mr. Johnson does not receive additional compensation for his service as a director.

The following table summarizes the compensation elements provided to the Company’s non-employee directors for 2020:

Compensation Element	Amount
Annual Cash Retainers (paid quarterly):
• Board Member	$ 80,000
• Audit Committee Chair (in addition to Member fee)	$ 15,000
• Audit Committee Member	$ 10,000
• Compensation Committee Chair (in addition to Member fee)	$ 12,000
• Compensation Committee Member	$ 7,500
• Corporate Governance Committee Chair (in addition to Member fee)	$ 12,000
• Corporate Governance Committee Member	$ 7,500
• Independent Chair (in addition to Member fee)	$ 43,750
Annual Stock Awards:
• Board members (8,195 Restricted Stock Units)	$ 120,000
• Independent Chair (5,549 shares of common stock in addition to Member award)	$ 81,250
Miscellaneous:
• Reimbursement for reasonable expenses incurred in connection with Board-related activities
• Provision of directors’ and officers’ liability insurance under Company’s corporate insurance policies

In March 2020, as part of company-wide expense reduction actions to mitigate the adverse financial impact of the COVID-19 pandemic, our Board members voluntarily agreed to reduce the cash component of their compensation (including all committee member, committee chair, and Board chair fees) by 50% for a period of two months.

The annual cash retainers of $80,000 and the value of annual stock awards of $120,000 for non-employee directors remain unchanged for 2021.

The Independent Chair fees included in the table above are granted in addition to the fees earned by all non-employee directors, consisting of $125,000, paid in common stock (65%) and cash (35%). These fees represent compensation for the additional time commitment attendant to this role, including managing meetings of the

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Board, setting the agenda for Board meetings, representing the Board at the annual stockholder meeting, consulting with committee chairs as needed and acting as a liaison between the Board and management.

Annual awards of restricted stock units (“RSUs”) issued to non-employee directors were granted on February 21, 2020, with the number of units awarded determined based upon a price of $14.64, the average closing price of our common stock as reported on the NYSE during the 20-trading day period prior to and including the date of grant. RSUs granted to non-employee directors generally vest on the first anniversary of the grant date. Under the terms of the award, unless the Compensation Committee in its discretion determines otherwise, (i) the RSUs will be immediately forfeited if the director ceases to be a member of the Board prior to the vesting date for any reason other than the director’s retirement (due to reaching the mandatory retirement age established by the Board), death, or disability, and (ii) the RSUs are subject to various transfer restrictions prior to the vesting date.

In addition, under the Company’s Deferred Compensation Plan, each non-employee director may generally elect to defer all or any part of the director’s annual retainer and meeting fees, as well as RSU awards, for future payment upon death, disability, termination of service as a director, a date specified by the participant, or the earliest of any such date to occur.

2020 NON-EMPLOYEE DIRECTOR COMPENSATION. Consistent with the compensation elements discussed above, the below table summarizes the 2020 compensation of each of our non-employee directors who served in such capacity during 2020. Mr. Johnson’s compensation is discussed under the section titled “Compensation Discussion and Analysis” and related tables. All amounts are calculated and presented in accordance with SEC disclosure rules.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
Cynthia M. Egnotovich	$ 131,312	$ 192,553	—	$ 342,444
Dino J. Bianco	$ 103,750	$ 114,812	—	$ 224,947
Joan K. Chow	$ 98,708	$ 114,812	—	$ 219,447
Janice L. Fields	$ 87,708	$ 114,812	—	$ 207,447
Brian R. Gamache	$ 90,000	$ 114,812	—	$ 209,947
Andrew Langham	$ 89,375	$ 114,812	—	$ 209,947

(1)      Reflects all applicable fees earned in 2020, whether paid in cash or deferred under the Deferred Compensation Plan, including annual retainers and Independent Chair fees.

(2)      Reflects the aggregate grant date fair value of RSUs awarded in 2020, computed in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value was $14.01. At December 31, 2020, all current non-employee directors had 8,195 RSUs outstanding. Ms. Egnotovich’s 2020 stock awards also include 5,549 shares of common stock awarded as compensation for serving as the Board Chair, which vested immediately upon grant.

(3)      No stock options were awarded to non-employee directors in 2020 or are outstanding for non-employee directors as of December 31, 2020.

DIRECTOR STOCK OWNERSHIP GUIDELINES.

Under our Corporate Governance Guidelines, each non-employee director should acquire and hold an amount of our common stock with a value equal to, at a minimum, five times the director’s total annual cash retainer (excluding any additional retainer for committee or Board chair positions). For purposes of determining stock ownership under the guidelines, RSUs and shares held in the Deferred Compensation Plan will be included but unexercised options will be excluded.

Compliance is measured annually at the first regularly scheduled Board meeting of the calendar year, following an initial transition period to achieve compliance, and is based on each director’s stock ownership and the stock price as of the close of business on the last day of the preceding calendar year. For directors who were previously members of the Board of MTW, the requirement to comply with such stock ownership guidelines commences on the later of (a) the first Board meeting in the sixth full calendar year after the director was first elected a member of the Board of MTW or (b) the first Board meeting in the fourth full calendar year after the Spin-Off. For directors who were not previously members of the Board of MTW, the requirement to comply with such stock ownership requirements commences on the first Board meeting of the sixth full calendar year after the director was first elected to the Board.

As of December 31, 2020, each of the non-employee directors was in compliance with the stock ownership guidelines. The Corporate Governance Committee reviews these stock ownership guidelines as well as each director’s progress toward achieving compliance with such guidelines on an annual basis.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws provide that the Board shall consist of up to nine directors who shall be elected annually by the stockholders. The Board has nominated seven directors, each of whom, if elected, is expected to hold office for a one-year term expiring at the 2022 Annual Meeting of Stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Each nominee has indicated an intention to serve if elected and has consented to being named in this Proxy Statement. In the event that any of the nominees should be unable or unwilling to serve, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number. Proxies cannot be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING DIRECTORS TO THE WELBILT BOARD:
✓	Cynthia M. Egnotovich	✓	Janice L. Fields
✓	Dino J. Bianco	✓	Brian R. Gamache
✓	Joan K. Chow	✓	Andrew Langham
		✓	William C. Johnson

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MANAGEMENT

Set forth below is a brief biography of each our executive officers, other than Mr. Johnson, our President and CEO, whose biography appears above under “Governance Nominees for Election to the Board of Directors.” All information is presented as of the date of this Proxy Statement.

Martin Agard Executive Vice President and CFO

Mr. Agard, 58, has served as Executive Vice President and Chief Financial Officer (the “CFO”) of the Company since April 2019. Previously, he was the Chief Financial Officer of Lumber Liquidators Holdings, Inc. (NYSE:LL), a leading North American specialty retailer in the hard surface flooring market, since September 2016. From 2013 to 2015, he served as Senior Vice President and Chief Financial Officer of Kohler Company, a manufacturer of kitchen and bathroom fixtures. Prior to Kohler, he held various financial roles, including Vice President and Treasurer with Georgia Pacific Corporation, a pulp and paper company, since 2001. Earlier in his career, he spent time in financial roles at Homebanc Mortgage Corporation, The Eastman Kodak Company and The Procter and Gamble Company. Mr. Agard holds a Bachelor of Science degree in Chemistry and Economics from the College of William and Mary and a Master of Business Administration degree from the University of Michigan.

Joel H. Horn Executive Vice President, General Counsel and Corporate Secretary

Mr. Horn, 52, has served as Executive Vice President, General Counsel and Corporate Secretary of Welbilt since January 2017 and as the Vice President, Associate General Counsel and Assistant Secretary of Welbilt from the Spin-Off through the remainder of 2016. Mr. Horn joined MTW in 2008 as Associate General Counsel and held that role until the Spin-Off. Prior to joining MTW, Mr. Horn was Senior Counsel and General Counsel for Enodis plc, a foodservice equipment manufacturer that was acquired by MTW, from 2004 until the acquisition in 2008, and was Associate General Counsel for Mitsubishi Power Systems, Inc. from 2000 through 2004. Mr. Horn holds a B.S. in Political Science and Government from Stockton University in Pomona, New Jersey, and a J.D. from New England Law in Boston, Massachusetts.

Richard N. Caron Executive Vice President and Chief Innovation Officer

Mr. Caron, 64, has served as Executive Vice President and Chief Innovation Officer of Welbilt since 2015. Previously, he served as the Company’s Executive Vice President, Global Marketing and Innovation and Chief Technology Officer, a position that he held since 2005 since joining Enodis, the Company’s predecessor. Mr. Caron was instrumental in the development and success of the Education and Technology Center. He has also led a variety of new product development initiatives, which have helped distinguish the Company as a technology leader in the foodservice industry. Since December 2020, Mr. Caron has also served as an advisory board member of Pontem Corporation (NYSE: PNTM-UN). Prior to joining the Company, Mr. Caron served as Chief Executive Officer for the Moseley Corporation in Franklin, Massachusetts. Additionally, Mr. Caron’s professional experience includes serving as President and Chief Executive Officer of TurboChef, Inc. in Dallas, Texas and as a Managing Director of the consumer products practice at Arthur D. Little in Cambridge, Massachusetts. During his 19-year affiliation with Arthur D. Little, Mr. Caron led many consulting assignments involving technology, strategy, and product development. In addition, Mr. Caron holds several patents in the foodservice industry, including automated frying and rapid cooking systems. Mr. Caron holds an M.S. and B.S. in Chemical Engineering Practice from the Massachusetts Institute of Technology.

Jennifer Gudenkauf Executive Vice President and Chief Human Resources Officer

Ms. Gudenkauf, 48, has served as Executive Vice President and Chief Human Resources Officer of Welbilt since January 2020. Prior to joining Welbilt, Ms. Gudenkauf served as Vice President, Human Resources—North America for Sykes Enterprises, Inc. (Nasdaq: SYKE), a provider of process outsourcing services, information technology consulting and information technology-enabled services, from April 2017 to December 2019. From 2009 until December 2016, she held a variety of human resources leadership roles with increasing responsibility at Bloomin’ Brands, Inc. (Nasdaq: BLMN), global owner and operator of restaurants, including most recently as Vice President, Global Compensation, Benefits, HR Operations and Leadership Development, from June 2016 until December 2016. Prior to BLMN, Ms. Gudenkauf held a variety of human resources roles for Gentiva Health Services, Inc., a leading home health care and hospice services firm, from 1997 to 2009. Ms. Gudenkauf holds a Bachelor of Science degree from Fairhaven College.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

2020 OVERVIEW.

Throughout 2020, the COVID-19 pandemic has negatively impacted the global economy and the foodservice industry in particular. In response to adverse impact of the COVID-19 pandemic on the Company, we took several measures to reduce costs and ensure liquidity, including amending debt covenants in agreements governing our indebtedness, temporary voluntary pay reductions by our executives, employees and directors, temporary suspension of the 401(k) employer match, deferral of merit pay increases, streamlining of our staffing requirements, and cancellation of non-essential travel.

Our executive compensation programs were originally based on our prior year program designs, when the impact of the COVID-19 pandemic on the global economy and our business was not yet apparent or foreseeable. We experienced a 51.7 percent decrease in revenue in the second quarter of 2020 compared to second quarter of 2019 with little visibility or certainty as to the timing and the pace of recovery of business to pre-pandemic levels. To ensure that the compensation payouts in fiscal 2020 are reflective of the extraordinary efforts of our executives and other team members during the pandemic, and in light of the unanticipated financial and operational impact of COVID-19, our Compensation Committee made certain adjustments to the executive compensation programs, including changes to the financial targets of the short and long term incentive programs and grants of non-routine equity awards.

OUR NAMED EXECUTIVE OFFICERS.

The following six officers represent our named executive officers:

Name	Title
William C. Johnson	President and Chief Executive Officer
Martin Agard	Executive Vice President and Chief Financial Officer
Josef Matosevic	Executive Vice President and Chief Operating Officer (through May 1, 2020)*
Joel H. Horn	Executive Vice President, General Counsel and Corporate Secretary
Richard N. Caron	Executive Vice President and Chief Innovation Officer
Jennifer G. Gudenkauf	Executive Vice President and Chief Human Resource Officer

*        In March 2020, we announced the separation from the Company of Josef Matosevic, who served as the Company’s Executive Vice President and Chief Operating Officer through May 1, 2020.

2020 COMPENSATION ELEMENTS.

The following table summarizes the primary components of our 2020 executive compensation program, as described in greater detail below.

	Compensation Element	Key Characteristics and Objectives
FIXED	Base Salary

•     Designed to attract and retain qualified executives

•     Set at competitive levels designed to adequately compensate for competencies, skills, experience and responsibilities

•     Subject to annual review based on performance and changes in job responsibilities.

•     No automatic or guaranteed increases

AT RISK	Annual Cash Incentive (“STIP”)

•     Rewards executives for the achievement of certain financial targets that are aligned to our strategic plan and budget

•     Based on multiple metrics (Organic Net Sales Growth, Adjusted Operating EBITDA Margin and Free Cash Flow, each as further described below) and a threshold “hurdle” that must be met before any awards may be earned

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	Compensation Element	Key Characteristics and Objectives
VARIABLE	Long-Term Equity Awards

•     Rewards executives for the achievement of certain long-term financial targets

•     Includes multiple vehicles (stock options, RSUs and performance share units (“PSU”)), with the PSU component generally subject to multiple metrics (ROIC and Adjusted EPS, each as further described below)

•     Aligned with our strategic plan forecast

•     Promotes retention

•     Aligns interests of executives and stockholders by emphasizing long-term returns

FIXED	Perquisites and Benefits	• Market-competitive practices • Limited perquisites and benefits

2020 COMPENSATION DESIGN.

The performance targets used in our 2020 compensation programs, as revised to reflect the impact of the COVID-19 pandemic on our business, included a range of key financial metrics designed to promote achievement of our strategic goals while also driving long-term stockholder value. Our 2020 STIP metrics were unchanged from our 2019 STIP and consisted of Organic Net Sales Growth, Adjusted Operating EBITDA Margin and Free Cash Flow, all of which were key metrics of our 2020 annual budget. See “Non-GAAP Financial Measures” appearing elsewhere in this Proxy Statement for important additional information. Our 2020 long-term incentive plan (“LTIP”), which was aligned to our strategic plan, consisted of PSUs and RSUs with a three-year performance period and stock options that generally vest ratably over a four-year period. Furthermore, all metrics were adjusted to exclude the impact of foreign currency fluctuations.

SAY-ON-PAY ADVISORY VOTE.

The Compensation Committee considers the results of our annual say-on-pay advisory vote in determining executive compensation decisions and policies as the vote provides useful input to the committee in its work to design and oversee an executive compensation program that serves the long-term interests of our stockholders. At our 2020 Annual Meeting of Stockholders, over 93% of the votes cast were voted “FOR” approval of the compensation of our named executive officers. The Compensation Committee believes such results affirm stockholders’ support of the Company’s approach to and structure of executive compensation. As such, the Company did not make any changes to compensation policies or practices that were specifically driven by the results of the advisory vote.

COMPENSATION PHILOSOPHY AND PRACTICES

OBJECTIVES AND PHILOSOPHY.

Our executive compensation program is designed to align the interests of our executives with those of our stockholders and motivate our executives to maximize long-term returns of our stockholders. Our Compensation Committee designs our executive compensation programs to be competitive and to ensure alignment between executive pay and Company performance. An important element of our compensation program design is providing incentive-based compensation that is directly tied to Company performance. Our Compensation Committee reviews the key elements of our program annually, considering our business strategy and talent needs. Our executive compensation program seeks to provide competitive total compensation opportunities to attract, motivate and retain highly qualified executives critical to the achievement our financial and strategic goals.

Key objectives and elements of our compensation philosophy include the following:

•       Pay-For-Performance. The majority of the target compensation awarded to our named executive officers is incentive-based and is considered “at risk,” meaning it is only earned if specific financial goals are achieved or, in the case of stock options, if our stock price increases.

•       Competitive. Pay levels are generally targeted to be at or near market median levels based upon comparable positions at companies of similar size and industry, and then adjusted to reflect individual factors (such as experience, length of service, and level of responsibility), internal structure and internal and external equity, business needs, Company performance and other factors.

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•       Encourage Retention. LTIP awards make up a significant portion of each named executive officer’s overall target compensation. These awards include multi-year vesting terms which encourage retention of our executives.

•       Promote Stock Ownership. LTIP awards to executives are solely equity-based, and executive officers are expected to comply with stock ownership guidelines to ensure meaningful ongoing alignment with stockholders’ interests.

BEST PRACTICES IN GOVERNANCE.

Our executive compensation program reflects a strong pay-for-performance design and incorporates many best practices in executive compensation governance.

WHAT WE DO	WHAT WE DON’T DO
✓ Engage independent compensation consultant to advise Compensation Committee

✗    No pledging or hedging permitted

✗    No change in control excise tax gross-ups

✗    No single-trigger cash or equity severance provisions

✗    No excessive perquisites

✗    No discounting or re-pricing of stock options without stockholder approval

✓ Adopt stock ownership guidelines for directors and executive officers
✓ Use multiple balanced performance measures to reward key drivers of our business and avoid excessive risk taking
✓ Provide majority of compensation in the form of “at risk” awards
✓ Communicate with stockholders regarding our pay practices
✓ Grant 60% of LTIP awards as PSUs, 20% as RSUs and 20% as stock options

ADMINISTRATION AND OVERSIGHT.

Our Compensation Committee reviews and approves all elements of our executive compensation program that cover our named executive officers and also reviews the design of our annual and long-term incentive programs applicable to all employees. Our Compensation Committee’s review of our executive compensation program includes an annual consideration of business strategy and talent needs and alignment of compensation to performance and stockholder interests. Our Compensation Committee has engaged WTW to provide information and advice with respect to executive compensation, though the Compensation Committee retains the ultimate decision-making authority for all executive pay matters. Our Compensation Committee also considers recommendations of our CEO when determining the compensation of our other executive officers.

PEER GROUP.

Following the Spin-Off, our Compensation Committee, together with WTW, considered how to best use competitive market data in designing our executive compensation programs. The Compensation Committee considered multiple factors, including how such data would be used, whether the data would be aligned with stockholder expectations, the breadth, consistency and reliability of the data and our ability to compete effectively for top executive talent. As a result of this review, our Compensation Committee determined to use third-party market data from two sources: published survey data reflecting a broader industry group (“Survey Data”) and a customized peer group (the “Custom Peer Group”). Together, these sources enable the Compensation Committee to make informed decisions in achieving its compensation objectives.

Survey Data. The Survey Data is based on WTW’s Executive Compensation Survey and reflects approximately 1,000 companies across a broad range of industries. The Survey Data is adjusted, generally through regression analysis, to fit Welbilt’s revenue scope. The Company did not select the companies that comprise the Survey Data, and the component companies’ identities were not a factor in the analysis. The Survey Data serves as a reliable market reference and is used as the primary source for market compensation data.

Custom Peer Group. The Custom Peer Group is used to provide comparative information for purposes of designing the overall executive compensation program, including design of the STIP and LTIP, and serves as a secondary source for market compensation data for the CEO, CFO and General Counsel positions and also as a reference for determining competitive benefits and perquisites. In developing the Custom Peer Group, the Compensation Committee considered both quantitative factors (such as revenue, employee headcount, market capitalization and/or net income) and qualitative factors (such as company maturity, global presence,

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and whether companies operate within a comparable or adjacent industry). Based upon this review, the Compensation Committee selected a group of 16 core companies and two non-core companies that are only used as a check for pay practices, but not pay levels, given non-core companies’ relatively large revenue and market capitalization.

2020 Custom Peer Group
A.O. Smith Corp. Briggs & Stratton Corporation Carlisle Companies Incorporated Chart Industries, Inc. Dover Corporation* Enerpac Tool Group Corp. Generac Holdings, Inc.	Graco Inc. Harsco Corporation IDEX Corporation Illinois Tool Works Inc.* John Bean Technologies Corporation Kennametal Inc. Lennox International, Inc.	Lincoln Electric Holdings, Inc. Middleby Corp. Standex International Corp. The Timken Company

*        Included in the peer group for reviewing compensation program design, but not for reviewing compensation levels.

In 2020, the Compensation Committee and WTW reviewed the peer group and replaced Actuant Corporation, which recently became Enerpac Tool Group Corp. as a result of a restructuring of Actuant. The Compensation Committee intends to continue its practice of reviewing and, if necessary, updating the peer group annually for the use in designing future compensation programs.

Determining Pay Levels. The Compensation Committee generally refers to the market median from the Survey Data and Custom Peer Group for base salary, target total cash compensation, target long-term incentive compensation and target total direct compensation as an initial point of reference, and then considers additional factors to reflect each individual’s experience, years in the current role, level of responsibility, performance and such other factors the Compensation Committee deems important.

The Compensation Committee annually reviews competitive market compensation data relating to salary, annual incentives and long-term incentives. The Compensation Committee is mindful of the value and limitations of comparative data, and therefore does not target specific market levels. As a result, we do not set any component of compensation or total direct compensation at levels intended to achieve a mathematically precise market position. The Compensation Committee also obtains advice and recommendations from WTW regarding retirement benefits and other areas of total compensation.

STOCK OWNERSHIP GUIDELINES.

The Compensation Committee has established stock ownership guidelines for executive officers as set forth below. Under the guidelines, each executive officer is provided with a reasonable period to achieve compliance. If the executive does not satisfy the applicable requirement prior to the end of the calendar year of the respective compliance date, the guidelines require the executive to retain all net shares from the exercise of stock options and from the vesting of RSUs and PSUs, until compliance is achieved. For purposes of these stock ownership guidelines, common stock, RSUs, PSUs (at target) and common stock equivalents held in deferred compensation and/or retirement arrangements are counted towards the individual’s ownership attainment level. Additionally, one-half of the guideline amount can be met by vested in-the-money stock options held by the executive officer.

Name	Multiple of Base Salary	Compliance Date(1)	Status(2)
William C. Johnson	5x	2023	In Compliance
Martin Agard	3x	2024	In Compliance
Joel H. Horn	3x	2022	Expected
Richard N. Caron	3x	2020	In Compliance
Jennifer Gudenkauf	3x	2025	Expected

(1)      Compliance date reflects five years from the date such individual became an executive officer of the Company or, if earlier, MTW.

(2)      All current executive officers are in compliance with applicable holding requirements or expected to achieve compliance prior to their respective compliance date.

PROHIBITION OF DIRECTOR, OFFICER AND EMPLOYEE HEDGING.

Our insider trading policy prohibits our directors, officers, employees, and their related persons from entering into hedging or monetization transactions (such as zero-cost collars or forward sale contracts) that are designed to offset or reduce the risk of decreases in the market value of the underlying security, including Company securities.

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CLAWBACKS.

In addition to any right of recoupment against our CEO or CFO pursuant to Section 304 of The Sarbanes-Oxley Act of 2002, we intend to recoup executive officer compensation, or a portion thereof, to the extent required under rules to be adopted by the SEC and NYSE pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. As such, our 2016 Omnibus Incentive Plan provides that any awards granted under such plan, and any shares issued or cash paid pursuant to an award, will be subject to any recoupment or clawback policy that we adopt from time to time, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards. Furthermore, the administrator under the plan may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning non-competition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.

COMPENSATION RISK ASSESSMENT.

In 2017, management and WTW each conducted separate risk assessments to provide the Compensation Committee with an internal and external view of our compensation programs and policies. In 2020, WTW updated the previous risk review of the Company’s compensation programs, reaffirming its previous conclusion that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Based on both the internal and external assessments, we believe our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our compensation program is aligned with current market practices and contains an appropriate balance of risk versus reward. Furthermore, our compensation program incorporates appropriate risk mitigating factors, such as multi-year vesting periods, performance goals tied to both top-line and bottom-line financial metrics, executive stock ownership guidelines and strong operational oversight processes.

TAX CONSIDERATIONS.

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a federal tax deduction by the Company for compensation paid to certain executive officers (and, beginning in 2018, certain former executive officers) in excess of $1.0 million. Historically, compensation that qualified as “performance-based compensation” under Section 162(m) could be excluded from this $1.0 million limit, but this exception has since been repealed, effective for taxable years beginning after December 31, 2017, unless transition relief for certain compensation arrangements in place as of November 2, 2017 is available.

Compensation decisions for the Company’s named executive officers prior to 2018 were generally made after consideration of the Section 162(m) implications, but the Compensation Committee retained discretion to make compensation decisions in light of a variety of considerations. Based on the repeal described above and the operation of Section 162(m), compensation granted by the Compensation Committee to the named executive officers in 2020 is not expected to qualify as “performance-based compensation.” The Compensation Committee believes that the tax deduction limitation should not compromise our ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that is not deductible for federal income tax purposes. Even with respect to compensation intended to qualify as “performance-based” and granted prior to the repeal, we cannot guarantee that such compensation will so qualify or ultimately is or will be deductible for tax purposes.

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DESIGN OF 2020 COMPENSATION PROGRAM

The following section discusses the design of our 2020 compensation program for our named executive officers. For information regarding actual STIP payouts, individual equity awards, and certain other benefits and compensation, see the “2020 Summary Compensation Table” below.

Name	Base Salary ($)	Target STIP (% of Base)	Target STIP ($)	Target LTIP ($)(1)	Total Target 2020 Compensation ($)
William C. Johnson	844,600	110%	929,060	2,702,720	4,476,380
Martin Agard	515,000	90%	463,500	750,000	1,728,500
Josef Matosevic(2)	589,305	90%	530,375	920,000	2,039,680
Joel H. Horn	406,510	65%	264,232	450,000	1,120,742
Richard N. Caron	391,400	65%	254,410	450,000	1,095,810
Jennifer Gudenkauf	300,000	65%	195,000	200,000	695,000

(1)      Reflects aggregate target value of LTIP awards granted to each named executive officer in 2020. As further described below, 20% of such value was awarded in the form of stock options, 20% was awarded in the form of RSUs and 60% was awarded in the form of PSUs.

(2)      Reflects Mr. Matosevic’s 2020 target compensation prior to his separation on May 1, 2020.

COVID-19 IMPACT AND RESPONSE.

Our Compensation Committee initially approved our 2020 compensation program, including the specific 2020 STIP and LTIP performance metrics and targets, in February 2020, when the impact of the COVID-19 pandemic on the global economy was not yet apparent or foreseeable. We were monitoring the impact of the pandemic closely and by August, it became clear that the initial incentive targets that our Compensation Committee had defined in February were unattainable. Because our incentive plan is used both as a mechanism to communicate corporate objectives and as means to incentivize individual performance, our Compensation Committee decided to adjust the goals. We believe this decision gave our employees a new, clear directive on how to proceed in the COVID environment, and that the absence of such directive would have likely negatively impacted the morale of our employees and harmed our business. Our Compensation Committee therefore believes it was the appropriate decision for our Company to revise the previously approved 2020 STIP and LTIP targets, and made such revisions in August 2020. The Compensation Committee also granted one-time RSU awards to certain executive officers as further discussed below.

BASE SALARY.

In reviewing 2020 base salaries, the Compensation Committee considered individual-specific factors, such as competencies, skills, experience, and performance, as well as internal equity and external market data. Base salaries were generally reviewed and approved in December 2019 and became effective January 1, 2020, except with respect to Ms. Gudenkauf, whose base salary was reviewed in connection with her hiring and the negotiation of her offer letter. In March 2020, as part of company-wide expense reduction actions to mitigate the adverse financial impact of the COVID-19 pandemic, our named executive officers voluntarily agreed to reduce their base salaries by 50% for a period from April 6 to May 30, 2020. Other members of management agreed to temporary pay cuts ranging from 10% to 25% of base salary during the same period.

SHORT-TERM INCENTIVE PLAN.

2020 STIP awards to our named executive officers were made under the Welbilt 2016 Omnibus Incentive Plan. The STIP rewards executives for the achievement of certain financial goals related to our strategic plan and budget. In calculating payouts under the 2020 STIP awards, corporate performance goals were weighted 90% and individual performance goals were weighted 10%. For all of our named executive officers, the 2020 STIP corporate performance goals were based upon the following financial metrics:

•       Organic Net Sales Growth, which measures top-line growth over prior year results, disregarding acquisitions and dispositions and foreign currency translation. “Organic Net Sales Growth” represents the percentage change in actual organic third-party net sales from the prior year.

•       Adjusted Operating EBITDA Margin, which is a performance measure used by management to evaluate financial performance as a percentage of net sales and to make resource allocations and other operating decisions. Management considers it important that investors review the same operating information used by management. “Adjusted Operating EBITDA Margin” represents (a) net earnings before interest

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expense, income taxes, other income or expense, depreciation and amortization expense, plus certain other items such as loss from impairment of assets, gain or loss from disposal of assets, restructuring activities, loss on modification or extinguishment of debt, acquisition-related transaction and integration costs, Transformation Program expense, separation expense and certain other items, which are non-operating and unusual in nature. divided by (b) net sales, which that are identified in the Company’s publicly-filed reports.

•       Free Cash Flow, which is a liquidity measure relating to the Company’s ability to generate cash internally to fund initiatives such as debt repayment, acquisitions, dividends and share repurchases. “Free Cash Flow” represents net cash provided by or used in operating activities, less capital expenditures plus cash receipts on our beneficial interest in sold receivables and the related impact of terminating our accounts receivable securitization program. Management believes this financial measure is useful to investors in measuring our ability to generate cash internally to fund our debt repayments, acquisitions, dividends and share repurchases, if any.

All of the above metrics were calculated based upon prior year foreign currency exchange rates to remove the impact of foreign currency fluctuations during the year. See “Non-GAAP Financial Measures” appearing elsewhere in this Proxy Statement for important additional information.

2020 STIP Targets and Performance Metrics.

The target STIP award opportunity granted to our named executive officers for 2020 ranged from 65% to 110% of base salary. Target STIP awards were determined based upon a combination of factors, including internal parity and market data, with Mr. Johnson receiving a target STIP award opportunity of 110% of base salary, Messrs. Agard, Matosevic each receiving a target STIP award opportunity of 90% of base salary and other named executive officers each receiving a target STIP award opportunity of 65% of base salary. Any STIP awards earned are generally paid during the first quarter of the following fiscal year.

Targets and metrics for the 2020 STIP were originally established by our Compensation Committee in February 2020, before the impact of the COVID-19 pandemic on the global economy and our business was apparent or foreseeable. The COVID-19 pandemic and related economic downturn created significant uncertainty for Welbilt and other companies during 2020. In light of these difficulties, and desiring to maintain incentives for all Company employees to remain focused on achieving meaningful financial performance in a time of great uncertainty, the Compensation Committee reconstructed the 2020 STIP in August 2020 to reflect different operating conditions that arose from the pandemic. In determining new targets, the Compensation Committee considered stockholder expectations, examined industry trends and conducted extensive discussions with the Company’s customers in an effort to better understand the anticipated impact of the pandemic on the industry generally and the business of customers in particular. Specifically, the Compensation Committee made the following changes to the 2020 STIP:

•       Revised threshold, target, and maximum figures for each of the financial metrics used in the 2020 STIP as further summarized in the tables below;

•       Expanded the range between threshold and maximum targets to reflect for the uncertainty facing the Company and increase the difficulty of achievement of maximum targets;

•       Reduced maximum payout from 200% to 90% of the target;

•       Reduced target payout from 100% to 75% of the original target; and

•       Reduced the hurdle rate (Adjusted Operating EBITDA Margin threshold below which no portion of the 2020 STIP award would be paid to any plan participant) from 17.0% to 8.1%.

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Presented below are the specific corporate performance metrics and targets originally adopted under the 2020 STIP in February 2020, as well as 2020 actual results and the attainment percentage that would have been achieved under the original grant in the absence of the August 2020 adjustment.

Performance Goal ($ in millions)	Weight	Threshold (Original)	Target (Original)	Maximum (Original)	Actual Results	Attainment %
Organic Third-Party Net Sales Growth	20%	-2.0%	0.1%	2.0%	-27.8%	0.0%
Adjusted Operating EBITDA Margin	40%	18.0%	19.0%	20.0%	14.7%	0.0%
Free Cash Flow	30%	$88.9	$103.9	$118.9	-$5.1	0.0%
Payout (as a % of Target)		50%	100%	200%
Individual Performance Goals	10%					0.0 – 10.0%
Total	100%					0.0 – 10.0%

Presented below are financial metrics, which were not changed since their approval in February 2020, and related performance targets, as revised by the Compensation Committee in August 2020, as well as 2020 actual results and actual attainment percentage.

Performance Goal ($ in millions)	Weight	Threshold (Revised)	Target (Revised)	Maximum (Revised)	Actual Results	Actual Attainment %(1)
Organic Third-Party Net Sales Growth	20%	-33.1%	-29.1%	-25.1%	-27.8%	79.9%
Adjusted Operating EBITDA Margin	40%	9.1%	12.1%	15.1%	14.7%	88.0%
Free Cash Flow	30%	-$96.3	-$81.3	-$66.3	-$5.1	90.0%
Payout (as a % of Target)		50%	75%	90%
Individual Performance Goals	10%					0 – 10.0%(2)
Total	100%					78.2 – 88.2%

(1)      Reflects percentage of target STIP opportunity attained with respect to each metric.

(2)      Individual component of the 2020 STIP achievement was determined by each employee’s manager, and, in the case of named executive officers, by the Compensation Committee.

The STIP opportunity and actual payout for each of the named executive officers are presented in the subsequent executive compensation tables named “Grants of Plan-Based Awards in 2020” and “2020 Summary Compensation Table,” respectively.

LONG-TERM INCENTIVE PLAN.

Our LTIP awards are made under our 2016 Omnibus Incentive Plan. LTIP awards are intended to align the interests of executives and key employees with those of stockholders by allowing executives and key employees to share in the growth and financial success of the Company and motivating and rewarding achievement of specific longer-term financial goals. In addition, LTIP awards facilitate the attraction, retention and motivation of key members of management and employees. Our general practice is for all of our named executive officers’ LTIP awards to be “at risk” (in other words, requiring achievement of specific multi-year financial goals or stock price increase). In 2020, the Compensation Committee granted LTIP awards to each of the named executive officers that, in the aggregate, were within the 25th to 75th percentile of the survey data used for determining pay levels. The aggregate value was then granted in the form of stock options, which accounted for 20% of the total LTIP award, RSUs, which accounted for 20% of the total LTIP award, and PSUs, which accounted for 60% of the total LTIP award. Total LTIP target awards for each named executive officer are set forth in the table above, and actual LTIP grants made in 2020 are provided in the “Grants of Plan-Based Awards in 2020” table below.

COVID-19 Impacts and Adjustments. The COVID-19 pandemic and related economic downturn created significant uncertainty for Welbilt and other companies during our fiscal 2020. In light of these difficulties, and desiring to maintain incentives for all Company employees to remain focused on achieving meaningful financial performance in a time of great uncertainty, in August 2020 the Compensation Committee made certain changes to the LTIP for the years 2020-2022 to reflect different operating conditions that arose from the pandemic. Such changes consisted of lowering previously established financial metrics for PSU attainment and lowering the hurdle rate for PSU attainment (rate below which no PSUs would be earned regardless of achievement of targets on other metrics). The Compensation Committee did not make any changes to the LTIP for the years prior to 2020.

Stock Options. Stock options align executives’ interest with those of stockholders, as options only have realizable value if the price of our stock increases relative to the exercise price, which is the closing price of our common stock on the date of grant. The number of stock options granted to each named executive officer under our

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2020 LTIP was determined using the Black-Scholes option pricing model. In the case of named executive officers, these awards generally vest annually in 25% increments beginning on the first anniversary of the grant date and expire 10 years after the date of grant.

Performance Share Units. PSUs were granted to the named executive officers based on revised 2020 targets to correlate the shares earned, if any, with the achievement of certain multi-year goals. The Compensation Committee selected (i) cumulative Adjusted Diluted Earnings per Share (“Cumulative Adjusted EPS”) and (ii) weighted average Return on Invested Capital (“ROIC”) over the three-year period, each weighted 50%, as the performance metrics for the 2020 PSUs, with a performance period of January 1, 2020 to December 31, 2022. Additionally, no awards will be paid to any named executive officer under the 2020 PSUs if the Company’s Cumulative Adjusted EPS for the performance period is less than the specified hurdle rate.

The target number of PSUs granted to each named executive officer was determined based upon a price of $14.64, the average closing price of our common stock as reported on the NYSE during the 20-trading day period prior to and including the date of grant. Following the end of the performance period, our named executive officers will receive shares of stock ranging from 0% to 200% of their target number of shares based upon the actual achievement of the performance goals.

The Company does not disclose the specific forward-looking financial performance targets of the 2020 PSUs in this Proxy Statement because (i) these goals relate to executive compensation to be earned and/or paid in future years and do not affect a fair understanding of the named executive officers’ compensation for 2020 and (ii) the Company believes that disclosure of such goals while the applicable performance period is ongoing would cause the Company competitive harm. The Company expects to disclose such goals in a future proxy statement once the applicable performance period has ended.

In setting the applicable target levels, the Compensation Committee considered potential impact of unexpected events on performance goals and the likelihood of the Company achieving the goals. We believe that the threshold goals have been established at levels that are appropriately difficult to attain, and that the target goals will require considerable collective effort on the part of the Company’s employees, including the named executive officers, to achieve. Achievement of the maximum goal has a low probability based upon information known to management and the Compensation Committee at the date of grant.

Restricted Stock Units. RSUs granted to named executive officers as a part of the 2020 STIP generally vest 100% on the third anniversary of the grant date. The number of RSUs granted to each named executive officer was determined based upon a price of $14.64, the average closing price of our common stock as reported on the NYSE during the 20-trading day period prior to and including the date of grant.

Vesting of 2018 Performance Share Units. The three-year performance period with respect to the PSUs granted in 2018 (the “2018 PSUs”) ended on December 31, 2020. Presented below are the specific performance levels adopted under the 2018 PSUs, as well as actual results for the applicable performance period. With respect to the portion of the PSU opportunity assigned to an applicable metric, threshold performance would have resulted in a payout of 16.5% of target and maximum performance would have resulted in a payout of 200% of target, with the payout corresponding to goals between threshold and maximum calculated using straight line interpolation. Additionally, no awards would have been paid to any named executive officer under the 2018 PSUs if the Company’s Cumulative Adjusted EPS for the performance period was less than $1.24, the specified hurdle rate.

Performance Goal	Weight	Threshold	Target	Maximum	Actual Results	Actual Attainment %(1)
Cumulative Diluted Adjusted Earnings per Share	50%	$1.24	$2.47	$3.16	$1.46	7.5%
Weighted Average Return on Invested Capital	50%	10.9%	14.5%	15.8%	10.6%	0.0%
Total	100%					7.5%

(1)      Reflects percentage of target LTIP opportunity attained with respect to each metric.

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Based on the performance achievement described above, the named executive officers earned the following payouts for their 2018 PSUs.

Name	Target PSUs (#)	Earned Shares (#)
William C. Johnson(1)	—	—
Martin Agard(1)	—	—
Josef Matosevic(2)	31,322	2,349
Joel H. Horn	14,002	1,050
Richard N. Caron	12,898	967
Jennifer Gudenkauf(1)	—	—

(1)      Because Messrs. Johnson and Agard and Ms. Gudenkauf commenced employment with the Company after the February 2018 grant date of the PSUs, they did not hold any 2018 PSUs.

(2)      Mr. Matosevic’s 2018 PSUs continue to vest under the terms of his Separation Agreement and the Company’s Severance Policy, both as described below, upon his separation as of May 1, 2020.

SPECIAL COMPENSATION.

Off-Cycle RSU Grants

In order to recognize extraordinary efforts of certain key executives in managing the impacts on the Company of the COVID-19 pandemic and to incentivize retention, the Compensation Committee made the following one-time equity awards to our named executive officers:

•       74,000 RSUs granted to Mr. Agard in September 2020;

•       8,547 RSUs granted to Mr. Horn in December 2020; and

•       8,547 RSUs granted to Mr. Caron in December 2020.

Issuance of RSUs in response to retention concerns and in recognition of outstanding contribution is consistent with the Company’s prior practices. In determining the size of awards, the Compensation Committee considered several factors, including feedback on individual performance from the CEO and the Board, critical nature of the position, and potential impact on the Company in the event of the executive’s departure. The Compensation Committee also considered the disproportionate impact of the COVID-19 pandemic on the foodservice industry and the increased likelihood of key executives with transferable skill-sets opting to pursue more competitive compensation in less impacted industries. The awards will vest in three equal annual installments beginning on the first anniversary of the respective grant date.

BENEFITS AND PERQUISITES.

401(k) Retirement Plan. All active, regular, full-time, non-union, U.S.-based employees, including each of our currently employed named executive officers, are eligible to participate in the Company’s 401(k) Retirement Plan, which allows employees to build retirement savings on a tax-deferred basis. The plan has a tax-qualified defined contribution savings component (the 401(k) Savings feature) in which participating employees receive a matching contribution from the Company, subject to the terms set forth in the plan. In addition, all eligible employees may receive a performance-based contribution from the Company, by which the Company contributes up to 100% of the first 3% and 50% of the next 2% of eligible compensation each year, subject to satisfaction of certain specified performance goals, an initial vesting period and other terms set forth in the plan. As a part of cost-saving measures taken to address the financial impacts of COVID-19, the Company temporarily discontinued matching employee 401(k) contributions for a period of approximately eight months during 2020. The value of the employer contributions made on behalf of each of our named executive officers in 2020 is presented in the “2020 Summary Compensation Table.” In January 2021, the Company reinstated the matching contributions to participant accounts at the pre-suspension levels.

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Deferred Compensation Plan. Welbilt sponsors a non-qualified Deferred Compensation Plan that allows our named executive officers and other key employees to defer a portion of their compensation and the taxation on such compensation to a specified date in the future. Welbilt may also, at its option, make employer contributions to participants’ accounts. During 2020, none of our named executive officers made any contributions to the Deferred Compensation Plan, and we did not make any contributions on their behalf.

Perquisites and Personal Benefits. To provide a market competitive total compensation package, we provide limited perquisites and supplemental benefits to our named executive officers. In 2020, we provided executive long-term disability insurance, reimbursement for tax preparation, personal use of a company car, car allowance, relocation expenses, reimbursement for an executive physical, and limited personal use of a plane leased by the Company. For more information regarding perquisites and supplemental benefits provided to the Company’s named executive officers in 2020, see the 2020 Summary Compensation Table and related footnotes below.

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EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL BENEFITS

We have entered into offer letters with our named executive officers to provide market-competitive severance protections and continuity of the leadership team leading up to and after any potential change in control.

Johnson Offer Letter. In connection with his appointment as President and CEO, Mr. Johnson entered into an offer letter with the Company, which sets forth Mr. Johnson’s initial annual base salary, target STIP opportunity, and target LTIP opportunity (in each case subject to increase from time to time as approved by the Board or an appropriate committee of the Board). The offer letter also provides that the Company will provide Mr. Johnson with perquisites and personal benefits on terms substantially similar to those that apply to other executive officers of the Company, including an annual vehicle allowance of $10,800, reimbursement for the reasonable cost of one physical examination per year, reimbursement for the reasonable cost of personal income tax preparation and financial planning services up to $10,000 per year, reasonable relocation services and benefits substantially consistent with the Company’s effective relocation policy (subject to full or partial repayment in the event Mr. Johnson voluntarily terminates employment prior to the second anniversary of the date of the offer letter), and premiums for reasonable life, accidental death and dismemberment and long-term disability insurance premiums as provided by the Company from time to time.

While employed by the Company, Mr. Johnson will be eligible to participate in the Company’s health, welfare and other benefits programs available to the Company’s employees generally, in accordance with their terms. Mr. Johnson is also entitled to up to four weeks of paid vacation per year and participation in the Company’s nonqualified Deferred Compensation Plan and qualified retirement plan as in effect from time to time on terms substantially similar to those that apply to other executive officers of the Company.

Mr. Johnson participates in the Severance Policy, as further described below, and his severance protections under his offer letter have ceased.

Mr. Johnson also agreed to enter into certain non-competition, non-solicitation and confidentiality provisions, consistent with those entered into with other named executive officers.

Executive Offer Letters. In early 2019, we entered into an offer letter with each of our named executive officers still serving at that time, other than Mr. Johnson, (in each case subject to increase from time to time as approved by the Board or an appropriate committee of the Board). The offer letter replaces the officer’s previously existing employment agreement. In January 2020 we entered into a similar offer letter with Ms. Gudenkauf in connection with her hiring. The offer letter provides that the Company will provide the officer with perquisites and personal benefits on terms substantially similar to those that apply to other executive officers of the Company, including an annual vehicle allowance of $10,800, reimbursement for the reasonable cost of one physical examination per year, reimbursement for the reasonable cost of personal income tax preparation and financial planning services up to $10,000 per year and premiums for additional coverage for long-term disability insurance as provided by the Company from time to time.

While employed by the Company, the executive will be eligible to participate in the Company’s health, welfare and other benefits programs available to the Company’s employees generally, in accordance with their terms. The executive is also entitled to up to four weeks of paid vacation per year and participation in the Company’s nonqualified Deferred Compensation Plan and qualified retirement plan as in effect from time to time on terms substantially similar to those that apply to other executive officers of the Company. The offer letters themselves do not include severance provisions. Instead, each named executive officer participates in our Severance Policy, as further described below. Each named executive officer also acknowledged and agreed to remain bound by certain non-competition, non-solicitation and confidentiality provisions, consistent with those entered into with other executive officers.

Severance Policy. In December 2018, the Compensation Committee approved and adopted the Welbilt, Inc. Executive Severance Policy (the “Severance Policy”). The Compensation Committee also designated Mr. Johnson as a “Tier 1 Participant,” with an effective date of April 2, 2019, and designated the other named executive officers as “Tier 2 Participants,” effective January 1, 2019, subject in each case to termination of the then-existing employment agreements of such officers (or, for Mr. Johnson, the severance protections under his offer letter, as described above). As a result, the Severance Policy has superseded the severance protections under such named executive officers’ prior employment arrangements.

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If the Company terminates the employment of a participant other than due to Cause (as defined in the Severance Policy), death or Disability (as defined in the Severance Policy), or if a participant terminates the participant’s employment with the Company for Good Reason (as defined in the Severance Policy) and absent Cause, the Company will make certain severance payments and provide certain benefits to the participant, subject to applicable tax withholding, generally as follows:

•       cash payments equal in the aggregate to the sum of (1) an amount equal to the participant’s base salary as described in the Severance Policy (for a Tier 1 Participant, multiplied by two), plus (2) an amount equal to the participant’s target STIP opportunity for the year of termination of employment, generally payable in installments over the first year (or, for a portion of the payments to a Tier 1 Participant, the first two years) following termination of employment (except as otherwise described in the Severance Policy, including for purposes of compliance with certain tax laws);

•       an amount in cash equal to a pro-rated portion (as described in the Severance Policy) of the STIP award that the participant would have earned for the year of termination of employment based on actual performance if the participant had remained employed through the end of that year, generally payable as soon as practicable after the Compensation Committee certifies performance achievement;

•       if the participant is eligible for and elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) following the termination of employment, reimbursement of 100% of the participant’s monthly COBRA cost during the COBRA continuation period as further described in the Severance Policy (subject to certain exceptions and conditions described in the Severance Policy);

•       continued eligibility to vest in any outstanding Company performance-based equity awards granted to the participant prior to the year of termination of employment based on actual performance over the full performance period;

•       full vesting of any outstanding Company equity awards other than performance-based equity awards granted to the participant prior to the year of termination of employment; and

•       continued exercisability of outstanding vested options held by the participant until the earlier of the expiration date of the options or 24 months after termination of employment.

As a condition to receiving the cash severance payments described in the first two bullets above, a participant is required to timely sign and not revoke one or more customary releases of claims in favor of the Company and its subsidiaries and affiliates. Further, the Severance Policy generally includes non-disparagement provisions in favor of the Company and a reaffirmation of the participant’s obligations under the participant’s Agreement Regarding Confidential Information, Intellectual Property, Non-Solicitation of Employees and Non-Compete with the Company. If a participant experiences a termination of employment that entitles the participant to compensation or benefits under a Contingent Employment Agreement (as described below) or other similar “change in control” severance arrangement with the Company, the participant will not be entitled to any compensation or benefits under the Severance Policy.

Matosevic Separation Agreement. Pursuant to a letter agreement dated March 18, 2020, Mr. Matosevic ceased employment with the Company, including serving as the Company’s Executive Vice President and Chief Operating Officer, effective May 1, 2020. Pursuant to the agreement, Mr. Matosevic received the compensation and benefits provided for in the event of a termination of employment without “Cause” under the Severance Policy. The severance benefits provided to Mr. Matosevic pursuant to the letter agreement were consistent with Mr. Matosevic’s employment arrangements and generally subject to Mr. Matosevic’s execution and non-revocation of a customary release of claims in favor of the Company.

Change in Control Severance Arrangements. We have also entered into Contingent Employment Agreements, which govern change in control severance arrangements, with each of our named executive officers. These Contingent Employment Agreements provide for the executives’ continued employment upon a change in control for a two-year (or, for Mr. Johnson, three-year) period. In addition, the arrangements provide for certain severance benefits in the event an executive is terminated without cause or resigns for good reason (in each case as defined therein) prior to the end of the change in control employment period (as such, the agreements have a “double trigger”). The severance benefit would consist of base salary, annual incentive compensation (calculated at the target level), and other benefits that the executive otherwise would have been entitled to receive if his or her employment had not been terminated prior to the end of the respective three- or two-year period (with annual incentive compensation-based payments being made on a pro-rata basis for partial years during the change in control employment period).

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The Contingent Employment Agreements also provide that if a named executive officer’s employment is terminated within the six month period prior to a change in control, and if it is reasonably demonstrated that such termination of employment (1) was at the request of a third party who has taken steps reasonably calculated to effect a change in control or (2) otherwise arose in connection with or anticipation of a change in control, then the named executive officer will generally be entitled to participate in certain health and welfare benefits for a number of years equal to the change in control employment period following termination, and the Company will pay to named executive officer or his or her representative a severance payment representing continued base salary and target annual incentive compensation for a period equal to the change in control employment period.

If outstanding equity awards are not assumed in connection with a change in control, the Contingent Employment Agreements provide that (1) the named executive officers’ stock options and stock appreciation rights (if any) will vest in full (and, in the discretion of the Company, may be canceled in exchange for a cash payment), (2) time-based restricted stock and RSU awards will vest in full (and, at the election of the named executive officer or the Company, may be canceled in exchange for a cash payment), (3) the named executive officers will have the right to elect to receive a cash payment for a pro-rata portion of outstanding performance-based equity awards determined based on the greater of target and projected actual performance, and (4) the named executive officers will have the right to elect to receive a cash payment for any dividend equivalent units then held (pro-rated to the extent the related award is pro-rated). If a named executive officer’s employment is terminated by the employer without cause or by the named executive officer for good reason within 24 months following a change in control, any outstanding equity awards will vest in full (assuming maximum performance with respect to performance-based awards).

In the event that a named executive officer receives severance payments and benefits as described above, the named executive officer will generally be subject to customary non-competition provisions for 2 years following the change in control (or 2 years following the termination date in the event such officer’s employment is terminated during the six-month period prior to the change in control). Further detail regarding these agreements is presented below under the heading “Potential Payments upon Termination or Change in Control.”

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis for fiscal year 2020 with management. Based on this review and discussion, the Compensation Committee recommended to the Board, and the Board approved, that the Compensation Discussion and Analysis be incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and included in this Proxy Statement for filing with the SEC.

Compensation Committee of the Board of Directors Joan K. Chow, Chair Dino J. Bianco Janice L. Fields Brian R. Gamache

32 | Welbilt, Inc. 2021 Proxy Statement

EXECUTIVE COMPENSATION TABLES

The following tables set forth certain information regarding the compensation of our named executive officers and have been prepared in accordance with applicable disclosure rules. These tables and the accompanying narratives should be read in conjunction with the “Compensation Discussion and Analysis” section above.

2020 SUMMARY COMPENSATION TABLE.

The table below sets forth the total compensation of our named executive officers during the fiscal years indicated.

Name & Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
William C. Johnson	2020	844,600	—	2,068,773	516,603	819,431	45,271	4,294,678
President and CEO	2019	820,000	—	2,101,239	522,674	451,902	449,633	4,345,448
	2018	110,385	205,607	—	—	—	47,827	363,818
Martin D. Agard Executive Vice President and CFO	2020	515,000	—	1,020,294	143,356	408,807	32,893	2,120,349
	2019	346,154	—	631,421	97,939	172,144	105,553	1,353,211
Josef Matosevic(6) Executive Vice President and Chief Operating Officer	2020	589,305	—	704,199	175,850	155,930	748,260	2,373,544
	2019	576,683	—	768,732	191,221	253,228	28,920	1,818,784
	2018	547,000	62,500	934,265	212,500	643,500	39,823	2,439,589
Joel H. Horn Executive Vice President, General Counsel and Corporate Secretary	2020	406,510	—	439,407	86,014	233,052	26,085	1,191,068
	2019	382,788	62,500	407,154	84,987	129,872	30,129	1,097,430
	2018	363,462	—	283,541	94,999	308,425	25,730	1,076,156
Richard N. Caron Executive Vice President and Chief Innovation Officer	2020	391,400	—	439,407	86,014	224,390	28,696	1,169,907
	2019	379,231	—	363,027	90,300	128,687	27,927	989,172
	2018	359,343	—	261,185	87,500	304,200	28,644	1,040,871
Jennifer Gudenkauf Executive Vice President and Chief Human Resource Officer	2020	300,000	—	201,504	38,231	169,640	16,678	726,053

(1)      The 2018 amount listed for Mr. Johnson represents a discretionary cash bonus awarded in 2019 in recognition for 2018 services. The 2018 amount listed for Mr. Matosevic represents a discretionary cash bonus awarded to him in connection with his assumption of additional duties as interim President and CEO during 2018. The 2019 amount listed for Mr. Horn represents a discretionary cash bonus awarded in 2019 in recognition for his assuming oversight, on a transitional basis, of the Company’s human resources function in 2019.

(2)      Amounts listed represent the aggregate grant date fair value of all stock awards computed in accordance with FASB ASC Topic 718. These amounts are based upon the probable outcome of any applicable performance conditions, exclude the impact of estimated forfeitures related to service-based vesting conditions and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. Additional information about the assumptions used in valuing these stock awards is set forth in Note 19, “Stock-Based Compensation” of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. For RSUs and PSUs, fair value is computed by multiplying the total number of shares subject to the award (or target number or shares, if applicable) by the closing price per share of our common stock as reported on the NYSE on the date of grant. PSUs are generally earned based on our financial performance over a three-year period, and the shares earned are not restricted after completion of the performance period and settlement of the award. The maximum values of the 2020 PSU awards as of the grant date, assuming the highest level of performance conditions are attained, are as follows: Mr. Johnson: $3,103,159, Mr. Agard: $861,111, Mr. Matosevic: $0, Mr. Horn: $516,689, Mr. Caron: $516,689, and Ms. Gudenkauf: $229,652.

(3)      Amounts listed reflect the aggregate grant date fair value of all stock option awards granted during the year in accordance with FASB ASC Topic 718. Additional information about the assumptions that we used when valuing option awards is set forth in Note 19, “Stock-Based Compensation” of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. Amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)      Consists of amounts earned pursuant to the STIP for performance during the year indicated and paid the following year.

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(5)      All other compensation for 2020 consists of the following:

Name	Company 401(k) Contributions	Tax and Financial Planning Services	Car Allowance	Insurance Premiums(a)	Separation Payments(b)	Tax Gross-Ups(c)	Other(d)	Total
Johnson	11,400	10,000	10,800	9,077	—	319	3,675	45,271
Agard	11,400	2,945	10,800	7,677	—	71	—	32,893
Matosevic	7,235	—	3,600	5,327	732,099	—	—	748,260
Horn	9,537	545	10,800	5,183	—	20	—	26,085
Caron	10,248	850	10,800	6,778	—	20	—	28,696
Gudenkauf	3,000	10,000	10,800	2,661	—	17	—	16,678

(a)      Represents life, accidental death and dismemberment and long-term disability insurance premiums paid by us on behalf of our named executive officers and COBRA reimbursements for Mr. Matosevic.

(b)      Represents a cash severance payment paid during 2020 in connection with Mr. Matosevic’s separation.

(c)      Consists of tax gross-ups relating to tax services and medical reimbursement.

(d)      Represents executive physical for Mr. Johnson.

(6)      In accordance with applicable disclosure requirements and in order to reflect all compensation decisions made by the Company during 2020 with respect to equity awards granted to Mr. Matosevic, the amount disclosed under “Stock Awards” and “Option Awards” for Mr. Matosevic for 2020 in the table above includes the grant date fair value of original awards granted in 2020 as well as the incremental fair value of awards granted in 2020 and prior years that were modified in connection with his separation (the latter of which is computed as of the modification date in accordance with FASB ASC Topic 718 under the assumptions identified in footnote 2 above). The value of each of the modified awards at the modified quantity is:

Award	Value
Modified 2019 RSUs	$60,130
Modified 2019 PSUs	$181,231
Modified 2019 NQs	$144,239
Modified 2018 PSUs	$146,900
Modified 2018 NQs	$106,262
Modified 2017 NQs	$35,633

PAY RATIO.

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K , we are providing the ratio of the annual total compensation of Mr. Johnson, our Chief Executive Officer, to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with the applicable rules.

To calculate the pay ratio, we selected December 31, 2020 as the date to identify the median employee, and we identified our median employee by comparing the compensation of all individuals that we employed on that date by annualizing base salary for any permanent employee hired after January 1, 2020, converted to US Dollars. Total compensation of the median employee was calculated based upon the sum of: (i) base salary, (ii) overtime pay, (iii) short-term incentive awards, if any, and (iv) long-term incentive awards, if any, based on the grant date fair value of the target number of awards granted.

As calculated in accordance with applicable disclosure rules and as described above, the 2020 total compensation of our principal executive officer for purposes of this pay ratio disclosure was $4,294,678 and the 2020 total compensation of our median employee for purposes of this pay ratio disclosure was $42,086. As a result, we estimate that our principal executive officer’s 2020 total compensation was approximately 102 times that of our median employee.

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GRANTS OF PLAN-BASED AWARDS IN 2020.

The table below sets forth all equity and non-equity incentive awards granted to our named executive officers during 2020, all of which were made under our 2016 Omnibus Incentive Plan. As discussed under “Design of 2020 Compensation Program” above, 2020 equity awards to our named executive officers consisted of RSUs, PSUs and non-qualified stock options (“NQO”), and non-equity incentive awards consisted of our STIP.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name and Award Type	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William C. Johnson
STIP	2/14/20	464,530	696,795	836,154
PSU	2/21/20				—	110,748	221,496				1,551,579
RSU	2/21/20							36,916			517,193
NQSO	2/21/20								110,859	14.01	516,603
Martin Agard
STIP	2/14/20	231,750	347,625	417,150
PSU	2/21/20				—	30,732	61,464				185,314
RSU	2/21/20							10,244			143,518
NQSO	2/21/20								30,763	14.01	143,356
RSU	9/21/20							74,000			446,220
Josef Matosevic
STIP	2/14/20	265,187	397,781	477,337
PSU(4)	2/21/20				—	37,698	—				528,149
RSU(4)	2/21/20							12,566			176,050
NQSO(4)	2/21/20								37,736	4.66	175,850
RSU(4)	5/01/20							12,821			60,130
PSU(5)	5/01/20				—	31,322	62,644				146,900
PSU(5)	5/01/20				—	38,462	76,924				180,387
NQSO(5)	5/01/20								4,545	8.08	36,724
NQSO(5)	5/01/20								15,445	6.88	106,262
NQSO(5)	5/01/20								27,318	5.28	144,239
Joel H. Horn
STIP	2/14/20	132,116	198,174	237,808
PSU	2/21/20				—	18,440	36,880				258,344
RSU	2/21/20							6,146			86,105
NQSO	2/21/20								18,458	4.66	86,014
RSU	12/07/20							8,547			94,957
Richard N. Caron
STIP	2/14/20	127,205	127,205	228,969
PSU	2/21/20				—	18,440	36,880				258,344
RSU	2/21/20							6,146			86,105
NQSO	2/21/20								18,458	4.66	86,014
RSU	12/07/20							8,547			94,957
Jennifer Gudenkauf
RSU	1/06/20							3,141			48,403
STIP	2/14/20	97,500	146,250	175,500
PSU	2/21/20				—	8,196	16,392				114,826
RSU	2/21/20							2,732			38,275
NQSO	2/21/20								8,204	4.66	38,231

(1)      The exercise price per share of option awards equals the closing price of our common stock as reported on the NYSE on the date of the original grant and, for Mr. Matosevic, the date of grant modification.

(2)      Amounts shown represent range of potential payments under the 2020 STIP, as adjusted in August 2020. Actual amounts received are shown in the 2020 Summary Compensation Table.

(3)      The exercise price per share of stock option awards equals the closing price of our common stock on the NYSE on the date of grant, unless otherwise noted in these footnotes.

(4)      Reflects awards originally granted on February 21, 2020 and modified pursuant to Mr. Matosevic’s separation agreement. In accordance with applicable disclosure rules, the incremental fair values associated with these modifications were computed as of the modification date in accordance with FASB ASC Topic 718. The original awards are separately shown in this table at the original award quantity with a fair value as of the award modification date. The modified award amount as of the modification date is included in the table as of the modification date.

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(5)      Reflects the modified award amounts related to PSUs originally granted on March 19, 2018 and February 14, 2019 and stock options originally granted on February 16, 2017, March 19, 2018, and February 14, 2019, all of which were modified for vesting periods pursuant to Mr. Matosevic’s separation agreement. In accordance with applicable disclosure rules, the incremental fair values associated with these modifications are computed in accordance with FASB ASC Topic 718, and are reflected in the table above as if new grants had been made.

(6)      Unless otherwise noted, amounts reflect the grant date fair value of each award as computed under FASB ASC Topic 718 using the assumptions discussed in Note 19, “Stock-Based Compensation” of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

Pursuant to a letter agreement dated March 18, 2020, Mr. Matosevic ceased serving as the Company’s Executive Vice President and CFO effective May 1, 2020. Pursuant to the agreement, equity awards granted to Mr. Matosevic by the Company in 2020 were forfeited as of the separation date. For more information regarding employment agreements or arrangements with the named executive officers, see the section titled “Employment Agreements and Change in Control Benefits” in the “Compensation Discussion and Analysis.” For more information regarding the terms of the STIP and LTIP awards, see the section titled “Design of 2020 Compensation Program” in the “Compensation Discussion and Analysis.” For information regarding the amount of salary and bonus in proportion to total compensation, see the section titled “Our Compensation Approach” in the “Proxy Summary.”

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OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END.

The following table sets forth details about each outstanding equity award held by our named executive officers as of December 31, 2020. Each MTW equity award outstanding as of March 4, 2016, the effective date of the Spin-Off, was deemed bifurcated into two separate awards: a modified award relating to MTW common stock, and a new award relating to Welbilt common stock. Awards listed in the table below with a grant date prior to March 4, 2016 reflect the portion of the bifurcated awards that relate to our common stock and are outstanding under our 2016 Omnibus Incentive Plan.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights that Have not Vested (#)(3)		Equity Incentive Plan Awards: market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
William C. Johnson	24,889	99,557	14.99	2/14/2019	2/14/2029
						35,044	547,037	105,132	(5)	1,641,111
	—	110,859	14.01	2/21/2020	2/21/2030			105,132	(4)	1,387,742
						36,916	487,291	110,748	(5)	1,461,874
Martin Agard	4,221	16,886	16.71	4/8/2019	4/8/2029
						19,955	311,498	17,832		278,358
	—	30,763	14.01	2/21/2020	2/21/2030
						10,244	135,221	17,832	(4)	235,382
						74,000	976,800	30,732	(5)	405,662
Josef Matosevic(6)	3,150	—	12.36	3/13/2012	3/13/2022
	2,937	—	14.44	2/26/2013	2/26/2023
	5,566	—	23.14	2/14/2014	2/14/2024
	12,580	—	17.35	2/17/2015	2/17/2025
	26,056	6,514	13.51	3/17/2016	3/17/2026
	18,178	9,089	18.61	2/16/2017	2/16/2027
	30,889	23,167	20.25	3/19/2018	3/19/2028

	36,423	36,423	14.99	2/14/2019	2/14/2029
								38,462	(5)	507,698
Joel Horn	5,300		15.74	2/14/2011	2/14/2021
	3,500		12.96	2/28/2012	2/28/2022
	3,915		14.44	2/26/2013	2/26/2023
	3,170		23.14	2/14/2014	2/14/2024
	4,990		17.35	2/17/2015	2/17/2025
	7,135	1,785	13.51	3/17/2016	3/17/2026
	7,176	4,784	18.61	2/16/2017	2/16/2027
	6,904	10,357	20.25	3/19/2018	3/19/2028
								14,002	(4)	218,571
								17,094	(5)	266,837
	4047	16,188	14.99	2/14/2019	2/14/2029
						5,698	88,946	17,094	(5)	266,837
						3,639	56,805
	—	18,458	14.01	2/21/2020	2/21/2030
						6,146	81,127	17,094	(4)	225,641
						8,547	112,820	18,440	(5)	243,408

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	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights that Have not Vested (#)(3)		Equity Incentive Plan Awards: market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Richard N. Caron	10,520		15.74	2/14/2011	2/14/2021
	6,700		12.96	2/28/2012	2/28/2022
	3,915		14.44	2/26/2013	2/26/2023
	5,060		23.14	2/14/2014	2/14/2024
	7,695		17.35	2/17/2015	2/17/2025
	13,983	3,496	13.51	3/17/2016	3/17/2026
	7,176	4,784	18.61	2/16/2017	2/16/2027
	6,359	9,540	20.25	3/19/2018	3/19/2028
								12,898	(4)	201,338
								18,164	(5)	283,540
	4,300	17,200	14.99	2/14/2019	2/14/2029
						6,054	94,503
	—	18,458	14.01	2/21/2020	2/21/2030
						6,146	81,127	18,164	(4)	239,765
						8,547	112,820	18,440	(5)	243,408
Jennifer Gudenkauf	10,520	8,204	14.01	2/21/2020	2/21/2030
						3,141	41,461
						2,732	36,062	8,196	(5)	108,187

(1)      Unless otherwise noted in these footnotes, all stock options referenced in this table generally vest 25% per year beginning on the first anniversary of the grant date.

(2)      Unless otherwise noted in these footnotes, all awards in this column related to RSUs and vest 100% on the third anniversary from of the grant date. For Mr. Agard, includes an award of 74,000 RSUs with a grant date of September 21, vesting in three equal annual installments beginning on the first anniversary of the grant date. For each of Mr. Horn and Mr. Caron, includes an award of 8,547 RSUs with a grant date of December 7, 2020, vesting in three equal annual installments beginning on the first anniversary of the grant date.

(3)     Amounts reported are based on the closing price of our common stock as reported on the NYSE on December 31, 2020, the last trading day of the year, or $13.20, multiplied by the number of shares underlying the award. PSUs with a performance period ended on December 31, 2020 are not considered outstanding equity awards for purposes of this table. For more information on the shares earned by the named executive officers, please refer to “Vesting of 2018 Performance Share Units” above.

(4)      Amounts relate to PSUs with a three-year performance period ending on December 31, 2021. The number of shares appearing here reflects the number of shares that would be awarded assuming target performance is achieved. As of December 31, 2020, based on performance metrics that were adjusted in August 2020, the performance trend was below the target level of achievement for such PSUs.

(5)      Amounts relate to PSUs with a three-year performance period ending on December 31, 2022. The number of shares appearing here reflects the number of shares that would be awarded assuming target performance is achieved. As of December 31, 2020, based on performance metrics that were adjusted in August 2020, the performance trend was below the target level of achievement for such PSUs.

(6)      Amounts reflect the terms of Mr. Matosevic’s separation agreement, as described further in the Potential Payments Upon Termination of Change of Control section of this document. The option grant date for Mr. Matosevic reflects the original grant date of the award prior to the modification date.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2020.

The following table provides information about the number of shares of common stock acquired by our named executive officers in 2020 upon the exercise of stock options and as a result of the vesting of stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(3)
William C. Johnson	—	—	—	—
Martin Agard	—	—	4,669	21,057
Josef Matosevic	—	—	29,993	304,646
Joel H. Horn	—	—	12,677	153,821
Richard N. Caron	—	—	9,038	127,074
Jennifer Gudenkauf	—	—	—	—

(1)      Reflects the difference between the exercise price and the closing price of our common stock as reported on the NYSE on the date of exercise, multiplied by the number of options exercised.

(2)      Includes vesting of PSUs, RSUs or restricted stock awards.

(3)      Reflects the aggregate market value of shares vested on the applicable vesting date based on the closing price of our common stock as reported on the NYSE on such date.

38 | Welbilt, Inc. 2021 Proxy Statement

2020 NONQUALIFIED DEFERRED COMPENSATION.

During 2020, none of our named executive officers made any contributions to the Deferred Compensation Plan, and we did not make any contributions on their behalf. However, Mr. Caron has an account balance in the plan in the amounts shown in the table below.

Name	Executive Contributions in 2020	Registrant Contributions in 2020	Aggregate Earnings in 2020(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2020(2)
William C. Johnson	—	—	—	—	—
Martin Agard	—	—	—	—	—
Josef Matosevic	—	—	—	—	—
Joel H. Horn	—	—	—	—	—
Richard N. Caron	—	—	$18	—	$3,132
Jennifer Gudenkauf	—	—	—	—	—

(1)      No portion of the amount reported in this column for Mr. Caron was reported in the 2020 Summary Compensation Table, as the Deferred Compensation Plan does not provide for above-market or preferential earnings.

(2)      The amount reported in this column for Mr. Caron has not been included in the Summary Compensation Table in 2020 or any prior years.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table and related discussion summarize the estimated potential payments and other benefits our named executive officers (other than Mr. Matosevic) would have been eligible to receive in the event of a termination of employment or change in control, assuming a termination/change of control date of December 31, 2020. Because the disclosures in the table assume the occurrence of a termination of employment as of a particular date and under a particular set of circumstances, the actual amounts to be paid to our named executive officers upon a termination of employment or change in control may vary significantly from the amounts set forth below. With respect to Mr. Matosevic, who separated from the Company effective May 1, 2020, the amounts and other benefits received or will be eligible to receive pursuant to the terms of his separation agreement are discussed in the narrative disclosure following the table below.

	Termination by Company for Cause (a)	Termination by Company Without Cause or by Employee for Good Reason (b)	Death, Disability or Retirement (c)	Change in Control(1) (d)
William C. Johnson
Severance Payment
Base Salary	$—	$1,689,200	$—	$2,533,800
STIP	—	1,858,120	—	2,787,180
Pro rata STIP(2)	—	929,060	929,060	929,060
Equity Acceleration
Stock Awards(3)	—	1,378,491	2,348,200	2,348,200
Option Awards(4)	—	—	—	—
Other Benefits and Perquisites
Life Insurance(5)	—	—	1,000,000	—
Total	$—	$5,854,871	$4,277,260	$8,598,240
Martin Agard
Severance Payment
Base Salary	$—	$515,000	$—	$1,030,000
STIP	—	463,500	—	927,000
Pro rata STIP(2)	—	463,500	463,500	463,500
Equity Acceleration
Stock Awards(3)	—	418,758	1,603,017	1,603,017
Option Awards(4)	—	—	—	—
Other Benefits and Perquisites
Life Insurance(5)	—	—	1,000,000	—
Total	$—	$1,860,758	$3,066,517	$4,023,517

Welbilt, Inc. 2021 Proxy Statement | 39

	Termination by Company for Cause (a)	Termination by Company Without Cause or by Employee for Good Reason (b)	Death, Disability or Retirement (c)	Change in Control(1) (d)
Joel H. Horn
Severance Payment
Base Salary	$—	$406,510	$—	$813,020
STIP	—	264,232	—	528,463
Pro rata STIP(2)	—	264,232	264,232	264,232
Equity Acceleration
Stock Awards(3)	—	224,137	498,409	498,409
Option Awards(4)	—	—	—	—
Other Benefits and Perquisites
Life Insurance(5)	—	—	1,000,000	—
Total	$—	$1,159,110	$1,762,640	$2,104,123
Richard N. Caron
Severance Payment
Base Salary	$—	$391,400	$—	$782,800
STIP	—	254,410	—	508,820
Pro rata STIP(2)	—	254,410	254,410	254,410
Equity Acceleration
Stock Awards(3)	—	238,158	512,430	512,430
Option Awards(4)	—	—	—	—
Other Benefits and Perquisites
Life Insurance(5)	—	—	1,000,000	—
Total	$—	$1,138,378	$1,766,840	$2,058,460
Jennifer Gudenkauf
Severance Payment
Base Salary	$—	$300,000	$—	$600,000
STIP	—	195,000	—	390,000
Pro rata STIP(2)	—	195,000	195,000	195,000
Equity Acceleration
Stock Awards(3)	—	—	99,418	99,418
Option Awards(4)	—	—	—	—
Other Benefits and Perquisites
Life Insurance(5)	—	—	1,000,000	—
Total	$—	$690,000	$1,294,418	$1,284,418

(1)      Represents estimated payouts assuming a change in control and termination of employment without cause (as defined in the Contingent Employment Agreements) occurred on December 31, 2020 and outstanding equity awards of the Company are not assumed by the purchaser, successor or surviving entity.

(2)      Reflects a pro rata STIP award for the year of termination, which amount, for termination by the Company without cause or by the employee for good reason, is calculated based upon actual performance and, for a qualifying termination in connection with a change in control, is calculated based upon the target STIP award.

(3)      Reflects amounts earned under outstanding and unvested PSUs and RSUs that accelerate upon the specified event. PSUs and RSUs, whether or not delivery of the underlying shares is deferred, are valued at the aggregate market value of the underlying shares (or, with respect to PSUs, the underlying target number of shares) based on the closing market price per share of our common stock on December 31, 2020, the last trading day of the year, or $13.20. In the event of a qualifying termination following a change in control, awards of PSUs would be valued based on maximum performance.

(4)      Reflects amounts earned under outstanding and unvested stock options that accelerate upon the specified event. Such options are valued at the aggregate market value of the underlying shares based on the closing market price per share of our common stock on December 31, 2020, the last trading day of the year, or $13.20, less the aggregate cost to exercise the stock options. For purposes of this table, stock options with an exercise price greater than the closing market price on December 31, 2020 have been assigned no value.

(5)      Reflects life insurance benefits that the named executive officer’s designated beneficiaries would receive upon his death under life insurance coverage provided by the Company and does not include any additional benefits which might be paid out under supplemental coverage purchased by the individual executive. Amounts do not reflect benefits payable upon disability or retirement.

Termination by Company for Cause (a).

In the event of a termination of employment for cause (as defined in the applicable employment agreement), the named executive officer will receive only accrued but unpaid compensation through the date of termination and no additional benefits. All outstanding equity awards will also be terminated on the individual’s effective date of termination.

40 | Welbilt, Inc. 2021 Proxy Statement

Termination by Company without Cause or by Employee for Good Reason (b).

Under the Company’s Severance Policy, if the Company terminates the employment of a named executive officer other than due to “Cause” (as defined in the Severance Policy), death or “Disability” (as defined in the Severance Policy), or if a named executive officer terminates employment with the Company for “Good Reason” (as defined in the Severance Policy) and absent Cause, the Company will make certain severance payments and provide certain benefits to the named executive officer, subject to applicable tax withholding, generally as follows (with each named executive officer referred to as “participant” for these purposes):

•       cash payments equal in the aggregate to the sum of (1) an amount equal to the participant’s base salary as described in the Severance Policy (or, for Mr. Johnson, multiplied by two), plus (2) an amount equal to the participant’s target STIP opportunity for the year of termination of employment, generally payable in installments over the first year (or, for a portion of the payments to Mr. Johnson, the first two years) following termination of employment (except as otherwise described in the Severance Policy, including for purposes of compliance with certain tax laws);

•       an amount in cash equal to a pro-rated portion (as described in the Severance Policy) of the STIP award that the participant would have earned for the year of termination of employment based on actual performance if the participant had remained employed through the end of that year, generally payable as soon as practicable after the Compensation Committee certifies performance achievement;

•       if the participant is eligible for and elects continued coverage under COBRA following the termination of employment, reimbursement of 100% of the participant’s monthly COBRA cost during the COBRA continuation period as further described in the Severance Policy (subject to certain exceptions and conditions described in the Severance Policy);

•       continued eligibility to vest in any outstanding Company performance-based equity awards granted to the participant prior to the year of termination of employment based on actual performance over the full performance period;

•       full vesting of any outstanding Company equity awards other than performance-based equity awards granted to the participant prior to the year of termination of employment; and

•       continued exercisability of outstanding vested options held by the participant until the earlier of the expiration date of the options or 24 months after termination of employment.

As a condition to receiving the cash severance payments described in the first two bullets above, a participant is required to timely sign and not revoke one or more customary releases of claims in favor of the Company and its subsidiaries and affiliates. Further, the Severance Policy generally includes non-disparagement provisions in favor of the Company and a reaffirmation of the participant’s obligations under the participant’s Agreement Regarding Confidential Information, Intellectual Property, Non-Solicitation of Employees and Non-Compete with the Company. If a participant experiences a termination of employment that entitles the participant to compensation or benefits under a Contingent Employment Agreement (as described below) or other similar “change in control” severance arrangement with the Company, the participant will not be entitled to any compensation or benefits under the Severance Policy.

Death, Disability or Retirement (c).

In the event of death, the named executive officer’s designated beneficiary will receive three times base salary up to a maximum of $1.0 million under the life insurance benefit provided by the Company. Payment of all compensation by the Company to the named executive officer upon death or disability will immediately cease, except for any compensation and benefits accrued but unpaid through the date of death or disability, as the case may be.

In the event of death, disability or retirement, all outstanding options will become fully vested and may be exercised until the earlier of (a) the option expiration date or (b) 12 months following the date of death or disability or 10 years following the retirement date, as applicable. Additionally, all outstanding RSUs will become fully vested, and all outstanding PSUs will vest in an amount that is prorated through the last date of employment and settled following completion of the performance period based upon actual achievement of performance goals.

Welbilt, Inc. 2021 Proxy Statement | 41

Change in Control (d).

In the event we experience a “change in control” (as defined in the Contingent Employment Agreements), Mr. Johnson will continue to be employed by the Company for three years and each other named executive officer will continue to be employed for two years (as applicable, the “Change in Control Employment Period”). Under the Contingent Employment Agreements, each executive would remain employed at the same position held as of the change in control date, and would receive a salary at least equal to the salary in effect as of such date, plus all bonuses, incentive compensation, and other similar or comparable cash incentive bonus plans no less favorable than those that were available prior to a change in control. After a change in control, the executive’s compensation would be subject to upward adjustment at least annually based upon the executive’s contributions and the level of increases provided to other officers and key employees. Each Contingent Employment Agreement would terminate prior to the end of the Change in Control Employment Period if the executive voluntarily retired or was terminated “for cause,” as defined in the Contingent Employment Agreement. In addition, the Contingent Employment Agreement is terminable by either party at any time prior to a change in control.

Additionally, the Contingent Employment Agreements provide the following benefits:

•       In the event the named executive officer is terminated without cause or resigns for good reason following a change in control and prior to the end of the applicable Change in Control Employment Period, the officer would generally be entitled to continued participation in health and welfare benefits for the remainder of the Change in Control Employment Period and to receive a payment equal to the base salary and the annual incentive compensation the executive would have otherwise been paid but for the termination, calculated on the basis of the target bonus for the year of termination, through the Change in Control Employment Period.

•       The named executive officer’s equity-based awards would not automatically vest upon a change in control if the employment continued. However, if the employment is subsequently terminated by the surviving entity without cause, or by the officer for good reason, in either case within 24 months following a change of control, all of the equity-based awards that are in effect as of the date of such termination will vest in full or deemed earned in full (assuming the maximum performance goals provided under such award were met, if applicable) effective on the date of such termination (i.e., a “double trigger”). In addition, to the extent that equity-based awards are not assumed by the purchaser, successor or surviving entity in the change in control, or a more favorable outcome is not provided in the applicable plan or award agreement, upon a change of control: (1) stock options, stock-appreciation rights and time-based restricted stock (including RSUs) will vest and may be paid out in cash; (2) performance-based awards will be pro-rated and paid out in cash assuming the greater of target or projected actual performance (based on the assumption that the applicable performance goals continue to be achieved at the same rate through the end of the performance period as at the time of the change of control); and (3) each other type of equity-based award not mentioned above will be paid out in cash based on the value of the award as of the date of the change of control.

•       In the event the executive is terminated for cause, the executive would be entitled only to the salary and benefits accrued and vested as of the effective date of the termination.

The cash amount (base salary, STIP and pro rata annual incentive award for the year of termination) described above would be paid in a lump sum within 30 days of the termination, subject to the requirements of Section 409A. Benefits would be provided over the course of the remainder of the Change in Control Employment Period.

If a named executive officer is terminated without cause within six months prior to a change in control and it is reasonably demonstrated by the employee that the termination (i) was at the request of a third party who has taken steps reasonably calculated to effect a change in control or (ii) otherwise arose in connection with or in anticipation of a change in control, the employee would be entitled to the severance payment and benefits that the officer would have otherwise received during the change in control employment period.

If any of the payments to a named executive officer constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code and would result in the imposition on the executive of an excise tax under Section 4999 of the Internal Revenue Code (the “Excise Tax”), the executive would not be entitled to any tax gross up amount; however, the executive would be entitled to receive the “best net” treatment. Under the “best net” treatment, if the after-tax amount (taking into account all federal, state and local excise, income and other taxes) that would be retained by the executive is less than the after- tax amount that would be retained by the executive if the executive were instead to be paid or provided (as the case may be) the maximum amount that the executive could receive without being subject to the Excise Tax (the “Reduced Amount”), then the executive would be entitled to receive the Reduced Amount instead of the full amount that would have been subject to the Excise Tax.

42 | Welbilt, Inc. 2021 Proxy Statement

The Contingent Employment Agreements also provide that (i) if the executive was terminated without cause or resigned for good reason prior to the end of the Change in Control Employment Period, the executive will be subject to non-competition restrictive covenants for the lesser of two years or the unexpired term of the Change in Control Employment Period, and (ii) if the executive was terminated within six months prior to a change in control in anticipation of a change in control as explained above, the executive will be subject to non-competition restrictive covenants for two years.

Matosevic Separation.

Mr. Matosevic resigned from the Company effective May 1, 2020. In connection with Mr. Matosevic’s resignation, the Company and Mr. Matosevic entered into a separation agreement pursuant to which the Company agreed to make cash payments to Mr. Matosevic totaling $1,119,375, payable in equal installments over the one-year period following the separation date, representing Mr. Matosevic’s annual base salary and target cash incentive compensation for the year 2020, as well as the pro-rata amount of the actual STIP award that Mr. Matosevic would have earned had he remained employed through year-end. Any pre-2020 non-performance-based equity awards that were not vested as of his resignation on May 1, 2020 were deemed fully vested, and any pre-2020 performance-based equity awards that were not vested as of his resignation will vest, if at all, based on actual performance determined at the end of the applicable performance period. Any equity awards granted to Mr. Matosevic by the Company in 2020 were forfeited as of the separation date. Mr. Matosevic may exercise any vested stock options through the earlier of the original expiration date of such stock options or May 1, 2022. The cash payment and equity award treatment described above were consistent with Mr. Matosevic’s employment arrangements and generally subject to Mr. Matosevic’s execution and non-revocation of a customary release of claims in favor of the Company.

Welbilt, Inc. 2021 Proxy Statement | 43

Proposal No. 2—Advisory Approval of COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement. While this “say-on-pay” vote is a non-binding, advisory vote, the Compensation Committee carefully reviews and considers the voting results when making future decisions regarding our executive compensation programs. The Company currently holds advisory votes on the compensation of named executive officers annually, and the next such advisory vote is expected to be held at the 2022 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF WELBILT’S NAMED EXECUTIVE OFFICERS

Accordingly, we submit the following resolution to stockholders at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

44 | Welbilt, Inc. 2021 Proxy Statement

AUDIT MATTERS

EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board is directly responsible for the appointment, retention, compensation and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for 2021.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Grant Thornton to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, the Board and the Audit Committee may reconsider the selection of such firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Change in Independent Registered Public Accounting Firm

On October 22, 2020, the Audit Committee approved the engagement of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In connection with this appointment, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP (“PwC”), our then-current independent registered public accounting firm, effective upon the completion of its audit and the issuance of its reports on the Company’s consolidated financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2020.

On the date of filing of our Form 10-K for the year ended December 31, 2020 with the SEC, PwC completed its audit of our consolidated financial statements as of and for the year ended December 31, 2020, and our engagement of PwC as our independent registered public accounting firm ended as of that date. PwC’s reports on the Company’s consolidated financial statements for each of the two most recent years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent years ended December 31, 2019 and December 31, 2018, and during the subsequent interim period through the filing of the Company’s 2020 Form 10-K, (i) there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in internal control over financial reporting existed as of December 31, 2018 related to ineffective controls with respect to (i) risk assessment controls related to the design and operating effectiveness of the Company’s internal control over financial reporting, (ii) accounting for income taxes, (iii) cash disbursements at the Crem business, and (iv) the presentation of the statement of cash flows. These material weaknesses were remediated as of December 31, 2019.

During the fiscal years ended December 31, 2019 and December 31, 2018, and during the subsequent interim period through the filing of the Company’s 2020 Form 10-K, neither us nor anyone on our behalf has consulted with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that Grant Thornton concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matters that were the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee and the Board believe the selection of Grant Thornton to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

Representatives of Grant Thornton are expected to be present at the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Welbilt, Inc. 2021 Proxy Statement | 45

AUDIT AND NON-AUDIT FEES

The following table summarizes the fees for services rendered by PwC for the years ended December 31, 2020 and December 31, 2019.

FEE CATEGORY ($ in Thousands)	2020	2019
Audit Fees(1)	$4,678	$4,098
Audit-Related Fees(2)	—	95
Tax Fees	—	—
All Other Fees(3)	3	3
Total Fees	$4,681	$4,196

(1)      Audit Fees include the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements included in its Form 10-K filings, for reviews of the Company’s quarterly consolidated (condensed) financial statements included in its Form 10-Q filings and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings for the relevant years, in each case, for the applicable year.

(2)      Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and which are not reported under “Audit Fees.” This category includes fees related to audit services not required by statute or regulations concerning the implementation of new financial accounting and reporting standards.

(3)      All Other fees consist of fees for permitted services other than those that meet the criteria above.

PRE-APPROVAL POLICIES AND PROCEDURES

Welbilt’s policy and procedures for pre-approval of non-audit services is set forth in the Audit Committee Charter. The policy provides that the Audit Committee will review annually with Company management and the Company’s independent auditor the plans for the scope of the activities to be undertaken by the Company’s independent auditor, including any contemplated performance by the Company’s independent auditor of any permissible non-audit services and related fees. The policy also provides that the Audit Committee must pre-approve all auditing services and non-audit services (other than those that are prohibited by applicable law, rule or regulation) provided to the Company by the Company’s independent auditors. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided that such decisions are presented to the full Audit Committee at each of its scheduled meetings. For 2019 and 2020, all audit and non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee.

46 | Welbilt, Inc. 2021 Proxy Statement

AUDIT COMMITTEE REPORT

In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

•       reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2020 with the Company’s management;

•       discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee); and

•       received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board, considered whether the provisions of non- audit services by PricewaterhouseCoopers LLP are compatible with maintaining PricewaterhouseCoopers LLP’s independence, and discussed with PricewaterhouseCoopers LLP its independence.

Based on the foregoing, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Audit Committee of the Board of Directors Dino J. Bianco, Chair Brian R. Gamache Andrew Langham

Welbilt, Inc. 2021 Proxy Statement | 47

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

As described in greater detail above, the Audit Committee has selected Grant Thornton to serve as the Company’s independent registered public accounting firm for 2021, and the Audit Committee and the Board believe that the appointment of Grant Thornton to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

48 | Welbilt, Inc. 2021 Proxy Statement

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The tables below set forth certain information regarding the beneficial ownership of our common stock, as determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which such individual or group has sole or shared voting or investment power and includes any shares of common stock which such individual or group has the right to acquire within 60 days of the specified date. As of February 26, 2021, we had 141,625,611 shares of common stock outstanding. For purposes of computing the percentage and amount of outstanding shares of common stock held by each individual or group, any shares which that individual or group has the right to acquire on or before April 27, 2021 are deemed to be outstanding for the individual or entity but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual or group.

BENEFICIAL OWNERSHIP BY OUR DIRECTORS AND EXECUTIVE OFFICERS.

The following table sets forth information regarding the beneficial ownership of our common stock held by: (i) each of our current directors, director nominees and named executive officers; and (ii) all of our current directors and current executive officers as a group. To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned. All ownership information is presented as of February 26, 2021, the record date.

Name	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Cynthia M. Egnotovich(1)	118,384	*
Dino J. Bianco	39,886	*
Joan K. Chow	51,908	*
Janice L. Fields(2)	19,473	*
Brian R. Gamache(3)	35,853	*
Andrew Langham	34,972	*
William C. Johnson(4)	131,041	*
Martin Agard(5)	44,336	*
Josef Matosevic	187,456	*
Joel H. Horn(6)	77,290	*
Richard N. Caron(7)	106,066	*
Jennifer Gudenkauf(8)	8,038	*
All current directors and executive officers as a group (11 persons)(9)	667,247	*

*        Less than 1%

(1)      Includes 25,701 shares of our common stock held in the Company’s Deferred Compensation Plan, each of which are settled and issued to the director generally within 60 days following the director’s termination of service.

(2)      Includes 15,611 shares of our common stock held in the Company’s Deferred Compensation Plan, each of which are settled and issued to the director generally within 60 days following the director’s termination of service.

(3)      Includes 10,000 shares of common stock over which Mr. Gamache shares voting and investment power with his spouse.

(4)      Includes (a) 53,549 shares of common stock over which Mr. Johnson shares voting and investment power with his spouse and (b) 77,492 shares of our common stock issuable pursuant to currently exercisable stock options or stock options that will vest on or before April 27, 2021.

(5)      Includes 16,133 shares of our common stock issuable pursuant to currently exercisable stock options or stock options that will vest on or before April 27, 2021 and 4,670 shares of our common stock underlying RSUs that will vest on or before April 27, 2021.

(6)      Includes 55,342 shares of our common stock issuable pursuant to currently exercisable stock options or stock options that will vest on or before April 27, 2021.

(7)      Includes 69,674 shares of our common stock issuable pursuant to currently exercisable stock options or stock options that will vest on or before April 27, 2021.

(8)      Includes 2,051 shares of our common stock issuable pursuant to currently exercisable stock options or stock options that will vest on or before April 27, 2021.

(9)      Includes (a) 220,692 shares of our common stock issuable pursuant to currently exercisable stock options or stock options that will vest on or before April 27, 2021, (b) 53,840 shares of our common stock issuable pursuant to RSUs that will vest on or before April 27, 2021, and (c) 41,312 shares of our common stock held in the Company’s Deferred Compensation Plan, which are settled and issued to the director generally within 60 days following the director’s termination of service.

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BENEFICIAL OWNERSHIP OF HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK.

The following table sets forth information regarding each person, entity or group known by us, based solely on our review of SEC filings, to beneficially own more than 5% of our common stock as of February 26, 2021, the record date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Carl C. Icahn(1) c/o Icahn Associates Holding LLC 767 Fifth Avenue, 47th Floor New York, NY 10153	11,942,238	8.43%
The Vanguard Group, Inc.(2) 100 Vanguard Boulevard Malvern, PA 19355	11,120,683	7.85%
Invesco, Ltd.(3) 1555 Peachtree Street NE, Suite 1800 Atlanta, GA 30309	10,016,888	7.07%
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	9,525,026	6.54%

(1)      Based on the most recently available Schedule 13D/A filed with the SEC by Carl C. Icahn on February 14, 2019, (i) High River Limited Partnership has sole voting power and sole dispositive power with respect to 2,388,446 shares of common stock, (ii) Hopper Investments LLC and Barberry Corp. have shared voting power and shared dispositive power with respect to 2,388,446 shares of common stock, (iii) Icahn Partners Master Fund LP has sole voting power and sole dispositive power with respect to 3,961,667 shares of common stock, (iv) Icahn Offshore LP has shared voting power and share dispositive power with respect to 3,961,667 shares of common stock, (v) Icahn Partners LP has sole voting power and sole dispositive power with respect to 5,592,125 shares of common stock (which includes shares underlying forward contracts), (vi) Icahn Onshore LP has shared voting power and shared dispositive power with respect to 5,592,125 shares of common stock (which includes shares underlying forward contracts), (vii) Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. have shared voting power and shared dispositive power with respect to 9,553,792 shares of common stock (which includes shares underlying forward contracts), and (viii) Carl C. Icahn has shared voting power and shared dispositive power with respect to 11,942,238 shares of common stock. See also “Certain Relationships and Transactions with Related Persons—Icahn Settlement Agreement” for additional information regarding the Company’s relationship with Mr. Icahn and the Icahn Stockholders.

(2)      Based on the most recently available Schedule 13G/A filed with the SEC on February 10, 2021, the number of shares reported includes: (a) 180,123 shares of common stock over which The Vanguard Group (“Vanguard”) has shared voting power; (b) 10,838,301 shares of common stock over which Vanguard has sole dispositive power; and (c) 282,337 shares of common stock over which Vanguard has shared dispositive power.

(3)      Based on the most recently available Schedule 13G filed with the SEC on February 16, 2021, the number of shares reported includes: (a) 9,627,557 shares of common stock over which Invesco Ltd. has sole voting power, and (b) 10,016,888 shares of common stock over which Invesco Ltd. has sole dispositive power.

(4)      Based on the most recently available Schedule 13G/A filed with the SEC on February 1, 2021, the number of shares reported includes: (a) 9,262,562 shares of common stock over which BlackRock, Inc. has sole voting power, and (b) 9,525,026 shares of common stock over which BlackRock, Inc. has sole dispositive power.

50 | Welbilt, Inc. 2021 Proxy Statement

EQUITY COMPENSATION PLANS

The following table sets forth, as of December 31, 2020, certain information related to our compensation plans under which our common stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (A)	Weighted-average exercise price of outstanding options, warrants, and rights (B)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (C)
Equity compensation plans approved by security holders	3,826,254(2)	$15.85	3,931,225(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	3,826,254	$15.85	3,931,225

(1)      Reflects the weighted-average exercise price of stock options outstanding as of December 31, 2020. RSUs, restricted stock awards and PSUs granted under the Company’s 2016 Omnibus Incentive Plan and common stock units issued under the Company’s Deferred Compensation Plan are not included in this column as they have no exercise price.

(2)      Consists of (a) 1,601,436 stock options, (b) 770,505 RSUs and (c) 918,922 PSUs (assuming maximum payout, which may overstate actual dilution that could occur as a result of such PSU awards), in each case outstanding as of December 31, 2020 under the Company’s 2016 Omnibus Incentive Plan, of which 535,391 stock options are replacement awards issued in connection with the Spin-Off as substitution for awards previously granted by MTW and do not impact the share reserve under the 2016 Omnibus Incentive Plan.

(3)      Amounts reflect the number of shares available for future issuance under the 2016 Omnibus Incentive Plan, determined in accordance with such plan as follows: (a) grants of stock options reduce the total shares available by 1.0 for each share issuable upon exercise of the award; (b) RSU awards reduce the total shares available by 1.5 for each share issuable upon vesting and settlement of the award; and (c) PSUs reduce the total shares available by 1.5 for each share issuable upon vesting and settlement of the award, assuming maximum payout. All of the available shares represented in this column are available for future issuance other than upon the exercise of an option, warrant or right.

(4)      Reflects the Company’s Deferred Compensation Plan, which consisted of approximately 64,447 common stock units outstanding as of December 31, 2020. Each common stock unit under the Deferred Compensation Plan represents the right to receive one share of Company common stock following the participant’s death, disability, termination of service as a director or employee, a date specified by the participant, or the earlier of any such events to occur. Since the common stock units are acquired by participants through a deferral of fees or compensation, there is no “exercise price” associated with the common stock units. The Deferred Compensation Plan requires the plan trustees to make available as and when needed a sufficient number of shares of Company common stock to meet the needs of the plan. As of December 31, 2020, all such shares were funded through the open market purchase of shares of Company common stock by the administrator.

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PROPOSAL NO. 4—Approval of an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan

On February 16, 2020, the Board approved amendments to the Welbilt, Inc. 2016 Omnibus Incentive Plan (the “Plan”), including an amendment to increase the number of shares authorized for issuance under the Plan by 5,000,000 shares (the “Share Increase Amendment”), which is subject to the approval by our stockholders. Other than the Share Increase Amendment, no other changes to the Plan require an approval of stockholders and no such approval is being sought.

In determining the number of additional shares to be authorized under the Plan pursuant to the Share Increase Amendment, the Board considered, among other things, the following:

•       Number of Shares Available for Grant: As of December 31, 2020, 3,931,225 shares of our common stock were still available for issuance under the Plan, If the stockholders approve the proposed amendment to the Plan, the total number of shares authorized for issuance under the Plan (including shares that have already been issued under the Plan) will increase from 9,800,000 shares to 14,800,000 shares. As of December 31, 2020, the closing price of our common stock was $13.20 per share.

•       Run Rate: Run rate measures our usage of shares for our stock plans as a percentage of our outstanding shares. For 2020, 2019, and 2018, our run rate was 0.10%, 0.57%, and 0.07%, respectively, resulting in an average annual run rate of 0.48% over a three-year period. The rates were calculated by dividing the number of shares subject to awards granted during the year net of forfeitures and cancellations by the fully-diluted weighted average number of shares outstanding during the year.

The Board believes that the Share Increase Amendment will benefit the Company and its stockholders by allowing the Company to continue to achieve the objectives of the Plan, as described below. The Board believes that the grant of awards under the Plan will not result in an unacceptable level of dilution to the interests of public stockholders.

The principal terms of the Plan are summarized below. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, inclusive of the proposed amendment, which is attached to this proxy statement as Appendix A and incorporated herein by reference. Terms not defined herein shall have the meanings set forth in the Plan.

Summary Description of the Plan

General

The Plan authorizes the grant of various forms of equity-based or cash incentive awards to participants in the Plan on the terms described in the Plan.

Purposes

The two complementary purposes of the Plan are to help us attract, retain, focus and motivate our executives and other key employees, directors, consultants and advisors and to increase stockholder value. The Plan will accomplish these purposes by offering participants the opportunity to acquire shares of our Common Stock, receive monetary payments based on the value of such Common Stock or receive other incentive compensation on the terms that the Plan provides.

Administration and Eligibility for Participation

The Plan will be administered by the Compensation Committee, the Board or another committee (we refer to the applicable committee or the Board, as the case may be, as the “administrator”). The administrator may designate any of the following as a participant under the Plan to the extent consistent with its authority: any officer or other employee of our company or its affiliates; any individual whom we or an affiliate have engaged to become an officer or employee; any consultant or advisor who provides services to our company or its affiliates; or any director, including a non-employee director. As of February 26, 2021, approximately 4,400 employees (including our executive officers), as well as non-employee directors and consultants would be eligible to participate in the programs approved under the Plan.

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The administrator has full discretionary authority to administer the Plan, including but not limited to the authority to: (i) interpret the provisions of the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry this Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the Plan. All administrator determinations will be made in the sole discretion of the administrator and are final and binding on all interested parties.

Our Board may delegate some or all of its authority under the Plan to a committee of the board, and the Compensation Committee may delegate some or all of its authority under the Plan to one or more of our officers, subject in each case to limitations specified in the Plan.

Amendments to the Plan

The Board or the administrator may amend or terminate the Plan at any time, except that the Company’s stockholders must approve certain amendments including an amendment to materially increase the number of shares reserved under the Plan.

Types of Awards

Awards under the Plan may consist of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of our Common Stock, dividend equivalent units, incentive cash awards or other awards based on our Common Stock. The administrator may grant any type of award to any participant it selects, but only our and our subsidiaries’ employees may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or (subject to the Plan’s prohibitions on repricing) in substitution for any other award (or any other award granted under another plan of ours or of any of our affiliates).

Shares Reserved under the Plan

Prior to the proposed amendment, an aggregate of 9,800,000 shares of Common Stock have been reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan is reduced by the maximum number of shares, if any, that may be issuable under an award as determined on the date of the grant of the award, except that the total number of shares reserved is reduced by one and one-half shares for each share delivered in payment or settlement of a full-value award. “Full-value awards” include restricted stock, restricted stock units payable in shares of Common Stock, performance shares, performance units payable in shares of Common Stock and any other similar award payable in shares of Common Stock under which the value of the award is measured as the full value of a share of Common Stock, rather than the increase in the value of a share of Common Stock.

Options

The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. The administrator fixes the option price per share of Common Stock, which may not be less than the fair market value of the Common Stock on the date of grant. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the administrator deems necessary or advisable.

Stock Appreciation Rights

The administrator has the authority to grant stock appreciation rights. The Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not be less than the fair market value of the Common Stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, Common Stock or a combination of the two.

Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the Common Stock in exchange for cash or other securities. The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.

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Performance and Stock Awards

The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. The administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of Common Stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of Common Stock, or in a combination of the two.

Incentive Awards

The administrator has the authority to grant annual and long-term incentive awards. The administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the administrator specifies, although the administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement (for awards not intended to qualify as performance-based compensation within the meaning of the Code, or such other circumstances as the administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividend Equivalent Units

The administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject. Any performance period applicable to an award of dividend equivalent units must relate to a period of at least one year except that, if the award is made in the year the Plan becomes effective, at the time of commencement of employment with us or on the occasion of a promotion, then the award may relate to a period shorter than one year.

Other Awards

The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, either alone or in addition to or in conjunction with other awards, and payable in shares of Common Stock or cash. The administrator determines all terms and conditions of the award, including but not limited to the time or times at which such award is made and the number of shares of Common Stock to be granted pursuant to such award or to which such award relates.

Award Limits

Subject to adjustment as described in the Plan, no participant may be granted awards that could result in such participant: receiving options for, and/or stock appreciation rights with respect to, more than 2,000,000 shares of Common Stock (or 100,000 shares of Common Stock, in the case of a non-employee director) during any fiscal year; receiving awards of restricted stock and/or restricted stock units or other stock-based awards relating to more than 500,000 shares of Common Stock (or 35,000 shares of Common Stock, in the case of a non-employee director) during any fiscal year; receiving awards of performance shares and/or awards of performance units, the value of which is based on the fair market value of Common Stock, for more than 1,000,000 shares of Common Stock (or 70,000 shares of Common Stock, in the case of a non-employee director) during any fiscal year; receiving awards with a performance period of more than one year, including awards of performance units the value of which is not based on the fair market value of Common Stock, long-term incentive awards or dividend equivalent units, that would pay more than $10,000,000 (or $600,000, in the case of a non-employee director) in any fiscal year; or receiving awards with a performance period of not more than one year, including annual incentive awards, awards of performance units the value of which is not based on the fair market value of Common Stock or dividend equivalent units, that would pay more than $4,000,000 (or $200,000, in the case of a non-employee director) in any fiscal year.

54 | Welbilt, Inc. 2021 Proxy Statement

Effect of Termination of Employment or Service on Awards

The administrator will have the discretion to determine, at the time an award is made to a participant or any time thereafter, the effect of the participant’s termination of employment or service with us or our affiliates on the award. The Plan describes the treatment of awards upon various terminations in the event the administrator does not determine otherwise.

Termination and Amendment of Plan and Awards

The Plan’s term is indefinite, in that it terminates when all shares reserved for issuance under the Plan have been issued, subject to our Board’s right to terminate the Plan at any time, subject to certain restrictions The administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The authority of the administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Plan.

Cancellation; Disgorgement and Clawback

The administrator may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations. Any awards granted under the Plan, and any shares issued or cash paid pursuant to an award, will be subject to any recoupment or clawback policy that we adopt from time to time, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards. Unless an award agreement specifies otherwise, the administrator may cancel any award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the Plan.

New Plan Benefits

No awards have been granted or promised with respect to the additional 5,000,000 shares requested. Because the number or size of the awards that a participant may receive under the Plan is at the discretion of the Compensation Committee, it is not possible to determine the benefits that will be received by participants under the Plan if the proposed amendment to the Plan is approved. Please see the above description regarding the Plan’s limitations on the size of awards that may be granted to individual participants.

For information on fiscal 2020 awards under the Plan to our non-employee directors, see the “2020 Non-Employee Director Compensation” table above and to our named executive officers see the “Grants of Plan-Based Awards in 2020” table above.

Federal Income Tax Information

This summary of some of the significant current U.S. federal income tax consequences of certain awards granted under the Plan is not a complete discussion of all of the federal income tax aspects of the Plan that may be important to you, and you should not construe it as tax advice. You should consult with your own tax advisor with respect to the tax consequences of participating in the Plan.

Stock Options

The grant of a non-qualified stock option under the Plan will create no income tax consequences to us or to the participant. The participant will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the option price. The grant of an incentive stock option under the Plan, like the grant of a non-qualified stock option, will create no income tax consequences to us or to the participant. To the extent an option is an incentive stock option, however, a participant generally will recognize no income or gain upon the exercise of such incentive stock option, except that the alternative minimum tax may apply.

Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the participant. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the grant price.

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Restricted Stock

The grant of restricted stock under the Plan generally will not cause immediate income recognition by the participant or entitle us to an immediate deduction at the time of the grant, unless the participant makes the election to recognize ordinary income at the time of the award. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis.

Restricted Stock Units

The grant of a restricted stock unit under the Plan generally will not cause immediate income recognition by the participant or entitle us to an immediate deduction at the time of the grant. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares under the Plan will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will be entitled to a corresponding income tax deduction.

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or Common Stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Withholding

In the event we or any of our affiliates are required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares of our Common Stock acquired under an award, we may deduct (or require an affiliate to deduct) from any cash payments of any kind otherwise due the participant, or with the consent of the administrator, withhold shares of our Common Stock otherwise deliverable or vesting under an award, to satisfy

56 | Welbilt, Inc. 2021 Proxy Statement

such tax obligations. Alternatively, we may require such participant to pay to us, in cash, promptly on demand, or make other arrangements satisfactory to us regarding the payment to us, of the aggregate amount of any such taxes and other amounts.

If shares of our Common Stock are deliverable on exercise or payment of an award, then, unless restricted by the administrator and subject to such procedures as the administrator may specify, we may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (1) have us withhold shares otherwise issuable under the award, (2) tender back shares received in connection with such award, or (3) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum statutory tax withholding obligations associated with the transaction to the extent needed for us to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the administrator requires. In any case, we may defer making payment or delivery under any award if any such tax may be pending unless and until indemnified to our satisfaction.

Additional Taxes Under Section 409A

Awards under the Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Section 409A are not complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax and, potentially, interest and penalties. We have sought to structure the Plan, and we expect to seek to structure awards under the Plan, to comply with Section 409A and the Department of Treasury regulations and other interpretive guidance issued pursuant to Section 409A. To the extent that we determine that any award granted under the Plan is subject to Section 409A, the award agreement evidencing such award will generally incorporate the terms and conditions required by Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Section 409A or comply with the requirements of Section 409A.

No Guarantee of Tax Treatment

Notwithstanding any provision of the Plan, we do not guarantee that (1) any award intended to be exempt from Section 409A of the Code is so exempt, (2) any award intended to comply with Section 409A or Section 422 of the Code does so comply, or (3) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we or any of our affiliates be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation

Code Section 162(m) limits the deduction we can take for compensation we pay to our Chief Executive Officer and our three other highest paid officers other than our Chief Financial Officer (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included when determining whether the $1 million limit has been met. The Plan is designed so that awards granted to the covered individuals may meet the Code Section 162(m) requirements for performance-based compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT OF THE WELBILT, INC. 2016 OMNIBUS INCENTIVE PLAN

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OTHER MATTERS

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS.

Procedures for Approval of Related Person Transactions. Under the Company’s Code of Ethics, (a) without the prior approval of the CEO, the CFO, the Chief Human Resources Officer or the General Counsel, no officer or employee will enter into any transaction for or on behalf of the Company with any other person or entity in which the employee or officer has a direct or indirect interest; (b) directors and officers of the Company are required to report annually any material interest that such director or officer has in any business enterprise with which the Company conducts business; and (c) any transactions or agreements relating to transactions between the Company and any such business enterprise must be approved by those members of the Board who have no interest in the business enterprise, which approval may be a continuing approval.

Certain Related Person Transactions. Since January 1, 2020, there has not been, nor is there currently proposed as of the date of this Proxy Statement, any transaction, arrangement or relationship that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which Welbilt was or is to be a participant, the amount involved exceeded or is expected to exceed $120,000 and in which any “related person” of Welbilt had or will have a direct or indirect material interest.

Icahn Settlement Agreement. As discussed previously, the Settlement Agreement provides the Icahn Stockholders with the option to cause MTW to appoint one designee of the Icahn Stockholders to our Board in connection with the Spin-Off. The Icahn Stockholders designated Mr. Langham to serve on our Board, and Mr. Langham has been nominated for re-election to the Board at the 2021 Annual Meeting of Stockholders in accordance with the Settlement Agreement. The Settlement Agreement also requires that we satisfy certain corporate governance requirements for the duration of a standstill period, which will expire 25 days after the date that no Icahn designee serves on our Board.

DELINQUENT SECTION 16(a) REPORTS.

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. To our knowledge, based solely on a review of the reports filed by or on behalf of our directors and executive officers and written representations from these persons that no other reports were required, we believe that during fiscal 2020 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a), except Mr. Horn who did not timely report the withholding of 1,178 shares to cover income taxes upon the vesting of RSUs due to an administrative error.

STOCKHOLDER PROPOSALS AND NOMINATIONS.

Rule 14a-8 Proposals. Stockholders may submit proposals for consideration at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). To be considered for inclusion in the proxy statement and form of proxy relating to the 2022 Annual Meeting, your proposal must be submitted in accordance with Rule 14a-8 of the Exchange Act and must be received by our Corporate Secretary at our principal executive offices no later than November 12, 2021. Failure to deliver a proposal in accordance with applicable requirements may result in such proposal being deemed untimely. Furthermore, submission of a proposal does not guarantee its inclusion in next year’s proxy materials.

Proxy Access Nominations. In order to be properly brought before the 2022 Annual Meeting, a stockholder’s notice of nomination of one or more director candidates to be included in the Company’s proxy statement pursuant to Article II, Section 2.9 of our Bylaws (a “proxy access nomination”) must be received by our Corporate Secretary at our principal executive offices no earlier than October 13, 2021 and no later than November 12, 2021. If the date of the 2022 Annual Meeting is more than 30 days before or 60 days after the anniversary of the 2021 Annual Meeting, notice by the stockholder must be so received not later than the later of the 180th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made.

Advance Notice Requirements. Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal, including the consideration of director nominees, before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy materials. Pursuant to our Bylaws, in order for business to be properly brought before an annual meeting by a stockholder, the stockholder must

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have complied with the notice procedures specified in our Bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware. To be timely for the 2022 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice no later than the close of business on January 23, 2022, nor earlier than December 24, 2021.

All of the foregoing proposals or notices must be in writing, comply with the applicable requirements and conditions established by securities laws or our Bylaws and should be addressed to: Welbilt, Inc., Attn: Corporate Secretary, 2227 Welbilt Boulevard, New Port Richey, FL, 34655.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THESE PROXY MATERIALS?

On or about March 12, 2020, we mailed each stockholder entitled to vote at the Annual Meeting either (1) a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying such stockholder how to vote and how to electronically access a copy of this Proxy Statement and our 2020 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2020 (collectively, the “Proxy Materials”) or (2) a paper copy of the Proxy Materials and proxy card or voting instruction form. You are receiving these Proxy Materials in connection with the solicitation by the Welbilt Board of Directors of proxies to be voted at the Annual Meeting and at any adjournments or postponements thereof. The Proxy Materials include information that we are required to provide to you under the rules of the SEC and are designed to assist you in voting on the matters presented at the Annual Meeting. If you have not received, but would like to receive, a paper copy of the Proxy Materials and proxy card or voting instruction form, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

WHO IS ELIGIBLE TO VOTE AT THE ANNUAL MEETING?

Stockholders of record as of the close of business on February 26, 2021 are entitled to vote on the proposals described in this Proxy Statement. If your shares of Welbilt common stock are registered in your name in the records of our transfer agent, Computershare Trust Company, N.A. (“Computershare”), as of the close of business on February 26, 2021, you are a “stockholder of record” for purposes of the Annual Meeting and are eligible to attend and vote. If you hold shares of our common stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold your shares in “street name” and the record owner of your shares is your broker, bank or similar institution. Instructions on how to vote shares held in street name are described under “How do I vote my shares?” below.

HOW MANY VOTES DO I HAVE?

You will have one vote for each share of Welbilt common stock owned by you, as a stockholder of record or in street name, as of the close of business on February 26, 2021.

WHAT AM I BEING ASKED TO VOTE ON AT THE ANNUAL MEETING?

You are being asked to vote on the following proposals:

•       Proposal 1: the election to the Board of seven director nominees, each to serve for a one-year term;

•       Proposal 2: the approval, on an advisory basis, of the compensation of Welbilt’s named executive officers;

•       Proposal 3: the ratification of selection of Grant Thornton LLP as Welbilt’s independent registered public accounting firm for 2021; and

•       Proposal 4: the approval of an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan to authorize an additional 5,000,000 shares to be reserved for issuance.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote:

•       FOR the election to the Board of the seven director nominees named in this Proxy Statement, each to serve for a one-year term;

•       FOR the approval, on an advisory basis, of the compensation of Welbilt’s named executive officers;

•       FOR the ratification of selection of Grant Thornton LLP as Welbilt’s independent registered public accounting firm for 2021; and

•       FOR the approval of an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan to authorize an additional 5,000,000 shares to be reserved for issuance.

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WHAT OTHER BUSINESS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We currently know of no other matters to be properly presented at the Annual Meeting. However, by giving your proxy, you appoint the persons named as proxy holders to be your representatives at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders are each authorized to vote your shares in their discretion.

HOW DO I VOTE MY SHARES?

For stockholders of record: If you are eligible to vote at the Annual Meeting and are a stockholder of record, you may submit your proxy or cast your vote in any of four ways:

•       By Internet before the Annual Meeting—You may submit your proxy by following the instructions provided in the Notice of Internet Availability, or if you requested printed proxy materials, by following the instructions provided with your Proxy Materials and on your proxy card. Proxies submitted via Internet must be received by 11:59 p.m., Eastern Time, on April 22, 2021.

•       By Telephone before the Annual Meeting—You may submit your proxy by telephone by following the instructions provided in the Notice of Internet Availability, or if you requested printed proxy materials, by following the instructions provided with your Proxy Materials and on your proxy card. Proxies submitted via telephone must be received by 11:59 p.m., Eastern Time, on April 22, 2021.

•       By Mail before the Annual Meeting—If you received your Proxy Materials by mail, you may submit your proxy by completing the proxy card enclosed with those materials, signing and dating it and returning it in the pre-paid envelope we have provided. Proxy cards submitted by mail must be received by 8:00 a.m., Eastern Time, on April 22, 2021.

•       At the Annual Meeting—If you are a stockholder of record, you may attend the Annual Meeting and vote your shares at www.virtualshareholdermeeting.com/WBT2021 during the meeting. You will need your 16-digit control number found in the Notice of Internet Availability or proxy card. In order to vote, please follow the provided instructions.

For holders in street name: If you hold your shares in street name and, therefore, are not a stockholder of record, you will need to follow the specific voting instructions provided to you by your broker, bank or other similar institution. If you wish to vote your shares in person at our Annual Meeting, you must obtain a valid proxy from your broker, bank or similar institution, granting you authorization to vote your shares. To vote online at the virtual Annual Meeting, you will need the 16-digit control number included with your voting instruction card or voting instructions you received from your broker, bank or similar institution. If you submit your proxy by Internet, telephone or mail, and you do not subsequently revoke your proxy in accordance with the procedures described in this Proxy Statement, your shares will be voted in accordance with your instructions.

CAN I CHANGE OR REVOKE MY PROXY?

For stockholders of record: Yes. A proxy may be changed or revoked at any time prior to the vote at the Annual Meeting by submitting a later-dated proxy (including a proxy submitted via the Internet or by telephone) or by giving written notice to our Corporate Secretary at our corporate headquarters. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on April 22, 2021. You may also change your vote by attending the virtual Annual Meeting and voting your shares. Your attendance at the Annual Meeting will not by itself revoke a proxy that you have previously submitted.

For holders in street name: Yes. You must follow the specific voting instructions provided to you by your broker, bank or other similar institution to change or revoke any instructions you have already provided to them.

HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE SPECIFIC INSTRUCTIONS IN THE SUMBITTED PROXY CARD OR VOTING INSTRUCTIONS FORM?

If you are a stockholder of record and if you sign, date and return your proxy card but do not provide specific voting instructions, your shares will be voted FOR the election of each of the director nominees named in this Proxy Statement, FOR the approval, on an advisory basis, of the compensation of Welbilt’s named executive officers, FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for 2021 and FOR the amendment to our incentive compensation plan. If any other matter properly comes before our Annual Meeting and any adjournments thereof, the proxy holders will vote your shares in their discretion.

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If your shares are held in street name at a broker, your broker may under certain circumstances vote your shares on “discretionary” matters if you do not timely provide voting instructions in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker does not have the authority to vote on any “non-discretionary” proposals at the Annual Meeting and a “broker non-vote” would occur, as explained below.

WHAT IS “BROKER DISCRETIONARY VOTING”?

If you hold your shares in street name, your broker, bank or other similar institution may be able to vote your shares without your instructions depending on whether the matter is considered “discretionary” or “non-discretionary.” The ratification of the selection of the independent registered public accounting firm is a discretionary matter and your broker is permitted to vote your shares if you have not given provided instructions. The election of directors, the advisory vote to approve the compensation of Welbilt’s named executive officers and the proposed amendment of the incentive compensation plan are non-discretionary matters and your broker cannot vote your shares if you have not provided voting instructions. A “broker non-vote” occurs when your broker submits a proxy for the Annual Meeting, but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. Therefore, it is important that you provide specific voting instructions regarding non-discretionary matters to your broker, bank or similar institution.

I UNDERSTAND THAT A QUORUM IS REQUIRED IN ORDER TO CONDUCT BUSINESS AT THE ANNUAL MEETING. WHAT CONSTITUTES A QUORUM?

A majority of all of our outstanding shares of common stock entitled to vote at the Annual Meeting, represented in person or by proxy, constitutes a quorum at the Annual Meeting. In addition, abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

As of February 26, 2021, the record date for the Annual Meeting, there were 141,625,611 shares of common stock outstanding and entitled to vote. If you submit a properly executed proxy by mail, telephone or the Internet, your shares will be considered represented for purpose of establishing a quorum.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS SUBMITTED TO A VOTE AT THE ANNUAL MEETING?

The following table summarizes the voting requirements and the effects of broker non-votes and abstentions on each of the proposals to be voted upon at the Annual Meeting.

Proposal		Required Approval	Broker Non-Votes	Abstentions
1.	Election of the seven director nominees named in this Proxy Statement to serve for one-year terms.	Majority of Votes Cast	No Effect	No Effect
2.	Approval, on an advisory basis, of the compensation of Welbilt’s named executive officers.	Majority of Votes Present and Entitled to Vote	No Effect	Will Act as a Vote Against
3.	Ratification of the selection of Grant Thornton LLP as Welbilt’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	Majority of Votes Present and Entitled to Vote	N/A Discretionary Votes Permitted	Will Act as a Vote Against
4.	Approval of an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan to authorize an additional 5,000,000 shares to be reserved for issuance.	Majority of Votes Present and Entitled to Vote	No Effect	Will Act as a Vote Against

ARE THERE ANY VOTING AGREEMENTS THAT MAY IMPACT VOTING?

There are no voting agreements of which the Company is aware that may affect voting.

HOW CAN I OBTAIN A PROXY CARD OR VOTING INSTRUCTION FORM?

If you lose, misplace or for any other reason need to obtain a proxy card or a voting instruction form, please contact Computershare at 1-877-498-8861 if you are a stockholder of record or your account representative at your broker, bank or other similar institution if you hold your shares in street name.

WHO COUNTS THE VOTES?

Broadridge Financial Solutions, Inc. will act as our Inspector of Election at the Annual Meeting and assist us in tabulating the votes.

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WHO MAY ATTEND THE ANNUAL MEETING?

Welbilt stockholders who held shares of Welbilt common stock as of the close of business on February 26, 2021 may attend the Annual Meeting at www.virtualshareholdermeeting.com/WBT2021. If you hold your shares in street name, you must request a legal proxy from your broker or nominee to attend and vote at the Annual Meeting.

HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?

We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. In order to submit a question at the Annual Meeting, you will need to provide your 16-digit control number that is on your Notice of Internet Availability or on your proxy card if you receive materials by mail. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. We plan to read and address all appropriate questions asked during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to our business are not pertinent to Annual Meeting matters and, therefore, will not be answered. We limit each stockholder to one question in order to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting. We encourage stockholders to log into the virtual Annual Meeting at least 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board and executive officers are expected to join the Annual Meeting and be available for questions.

WHO PAYS FOR THE EXPENSES OF THIS PROXY SOLICITATION?

Welbilt will bear the entire cost of this proxy solicitation, including the preparation, printing and mailing of the Notice of Internet Availability, Proxy Materials and the proxy card. We may also reimburse brokerage firms and other persons representing stockholders who hold their shares in street name for reasonable expenses incurred by them in forwarding proxy materials to such stockholders. In addition, certain directors, officers and other employees, without additional remuneration, may solicit proxies in person, or by telephone, facsimile, email and other methods of electronic communication.

WHERE CAN I FIND VOTE RESULTS AFTER THE ANNUAL MEETING?

We intend to disclose the final voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

WHAT IS “HOUSEHOLDING”?

Some banks, brokers and similar institutions may participate in the practice of “householding” Notices of Internet Availability or other proxy materials. This means that only one copy of our Notice of Internet Availability or Proxy Materials may have been sent to multiple stockholders in your household unless the Company has received contrary instructions from one or more of the holders. We will promptly deliver a separate copy of the Notice of Internet Availability or Proxy Materials to you if you contact us by mail, telephone or email as follows:

Welbilt, Inc.
Attention: Investor Relations
2227 Welbilt Boulevard
New Port Richey, FL 34655
+1.727.853.3079
investors@welbilt.com

To receive separate copies of the Notice of Internet Availability or Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or similar institution or you may contact us at the above address or telephone number.

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Appendix A

AMENDED AND RESTATED WELBILT, INC.
2016 OMNIBuS INCENTIVE PLAN

1. Purpose, Effective Date and Definitions.

(a) Purpose. The Welbilt, Inc. 2016 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase stockholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides. In addition, the Plan permits the issuance of awards in partial substitution for awards relating to shares of common stock of The Manitowoc Company, Inc. (“MTW”) immediately prior to the spin-off of the Company by MTW (the “Spinoff”), in accordance with the terms of an Employee Matters Agreement into which MTW and the Company intend to enter in connection with the Spinoff (the “Employee Matters Agreement”).

(b) Effective Date. This Plan will become effective on March 4, 2016 (the “Effective Date”).

(c) Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 19.

2. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award in connection with a Participant’s death, Disability, Retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

Notwithstanding the above statement or any other provision of the Plan, once established, the Administrator shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Administrator may decrease the amount of compensation a Participant may earn under such an Award.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

3. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director.

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In addition, MTW Participants shall be eligible to receive only Replacement Awards. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

4. Types of Awards; Assistance to Participants.

(a) Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

(b) Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

5. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 17, an aggregate of 14,800,000 Shares are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant; provided that the aggregate number of Shares reserved under this Section 5(a) shall be depleted by 1.5 Shares for each Share delivered in payment or settlement of a full-value Award. For this purpose, a full-value Award includes Restricted Stock, Restricted Stock Units payable in Shares, Performance Shares, Performance Units payable in Shares, and any other similar Award payable in Shares under which the value of the Award is measured as the full value of a Share, rather than the increase in the value of a Share. A full-value award does not include Options or Stock Appreciation Rights such that the aggregate number of Shares reserved under this Section 5(a) shall be depleted by one (1) Share for each Share delivered in settlement of a Stock Appreciation Right and by one (1) Share for each Share delivered in payment of Options exercised. Notwithstanding the foregoing, no more than 14,800,000 Shares may be issued upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b) Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Additionally, the following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (ii) Shares used to pay the Option Price or withholding taxes related to an outstanding Award, and (iii) Shares repurchased on the open market with the proceeds of the Option Price.

(c) Participant Limitations. Subject to adjustment as provided in Section 17, during any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Reg. Section 1.162-27(f)(4)(iii) has lapsed or does not apply, no Participant may be granted Awards that could result in such Participant:

(i) receiving Options for, and/or SARs with respect to, more than 2,000,000 Shares (or 100,000 Shares, in the case of a Non-Employee Director) during any fiscal year of the Company;

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(ii) receiving Awards of Restricted Stock and/or Restricted Stock Units and/or other Stock-based Awards pursuant to Section 12, relating to more than 500,000 Shares (or 35,000 Shares, in the case of a Non-Employee Director) during any fiscal year of the Company;

(iii) receiving Awards of Performance Shares and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 1,000,000 Shares (or 70,000 Shares, in the case of a Non-Employee Director) during any fiscal year of the Company;

(iv) receiving Awards with a performance period of more than one year, including Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, Long-Term Incentive Awards or Dividend Equivalent Units that would pay more than $10,000,000 to the Participant (or $600,000, in the case of a Non-Employee Director) during any single fiscal year of the Company; or

(v) receiving Awards with a performance period of not more than one year, including Annual Incentive Awards, Awards of Performance Units the value of which is not based on the Fair Market Value of Shares or Dividend Equivalent Unit that would pay more than $4,000,000 to the Participant (or $200,000, in the case of a Non-Employee Director) during any fiscal year of the Company.

In all cases, determinations under this Section 5(c) should be made in a manner that is consistent with the exemption for performance based compensation that Code Section 162(m) provides and, to the extent applicable, the transition rules thereunder.

6. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant (except with respect to Replacement Awards or pursuant to Section 17); (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant (except with respect to Replacement Awards or pursuant to Section 17); (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the

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related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or Retirement; (d) the length of the vesting and/or performance period (provided that any period of vesting applicable to Restricted Stock or Restricted Stock Units that are (i) not subject to a Performance Goal, (ii) not Replacement Awards and (iii) granted to a Participant other than a Non-Employee Director may not lapse more quickly than ratably over three (3) years from the date of grant, subject to Sections 2 and 17) and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

Except to the extent otherwise set forth in an Award agreement:

(a) Following the issuance of Shares of Restricted Stock to a Participant and before the Shares are fully vested, the Participant shall be entitled to exercise full voting rights with respect to such Shares, and receive all dividends or distributions paid with respect to such Shares; provided that if any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding the foregoing, no dividends or distributions shall be payable to the Participant with respect to, and the Participant shall not have the right to vote the Shares of Restricted Stock with respect to, record dates occurring prior to the grant date of the Award, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited such Shares.

(b) Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be subject to the transfer restrictions set forth in Section 14 and, subject to Sections 13 and 2, to forfeiture upon termination of employment or service prior to satisfaction of the vesting and/or performance conditions set forth in the Award agreement.

(c) A Participant shall not be entitled to, and shall agree to waive or otherwise surrender, any rights to vote or receive dividends or other distributions paid with respect to Performance Shares, Performance Units valued in Shares or Restricted Stock Units that are granted to the Participant until after the Performance Shares have been earned or the Company has issued Shares in settlement of the Performance Units or Restricted Stock Units in accordance with the Award agreement.

9. Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

10. Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement (except, in

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the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

11. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that any performance period applicable to an Award of Dividend Equivalent Units must relate to a period of at least one year except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one year.

12. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 15(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13. Effect of Termination on Awards. If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of the Participant’s termination of employment or service on the Participant’s Awards, then such agreement shall control. In any other case, except as otherwise provided by the Administrator in an Award agreement or as otherwise determined by the Administrator prior to or at the time of termination of a Participant’s employment or service, the following provisions shall apply upon a Participant’s termination of employment or service with the Company and its Affiliates. With respect to Replacement Awards held by MTW Participants, except to the extent otherwise determined by the Administrator, employment or service with MTW and its subsidiaries shall be deemed employment or service with the Company and its Affiliates for purposes of determining whether the MTW Participant’s employment or service has terminated, the circumstances of such termination and the effect of such termination on the Replacement Award. MTW’s determination of the reason for such termination shall apply for purposes of this Section 13 with respect to Replacement Awards.

(a) Termination of Employment or Service. If a Participant’s service with the Company and its Affiliates as an employee or a Director ends for any reason other than (i) a termination for Cause, (ii) death, (iii) Disability or (iv) Retirement, then:

(i) Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable until the earlier of (A) six (6) months following the Participant’s termination date and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement; provided that, if the Option was granted to a Director, then the vested Options or SARs shall be exercisable until the earlier of twelve (12) months following the Participant’s termination date and the expiration date.

(ii) All other outstanding Awards made to the Participant, to the extent not then earned, vested or paid to the Participant, shall terminate on the Participant’s last day of employment or service.

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(b) Death, Disability or Retirement of Participant. If a Participant dies during employment with the Company and its Affiliates or while a Director, or if a Participant’s service terminates as a result of Disability or Retirement, then:

(i) All outstanding Options or SARs shall become fully vested and exercisable by the Participant or, in the case of death, by the Participant’s estate or the person who has acquired the right to exercise such Awards by bequest or inheritance, as follows:

(A) In the case of the Participant’s death, until the earlier of twelve (12) months following the date of the Participant’s death and the expiration date of the Option or SAR.

(B) In the case of a termination as a result of Disability, until the earlier of twelve (12) months following the date of the termination and the expiration date of the Option or SAR.

(C) In the case of a termination as a result of Retirement, until the earlier of ten (10) years following the date of the Participant’s Retirement and the expiration date of the Option or SAR.

(ii) All restrictions on all outstanding Awards of Restricted Stock or Restricted Units that are not Performance Awards, including all related Dividend Equivalent Units, shall be deemed to have lapsed, and such Awards shall become fully vested, upon the date of death or termination, as applicable.

(iii) All outstanding Awards of Performance Shares and Performance Units, including all related Dividend Equivalent Units, shall be paid in either unrestricted shares of Stock or cash, as the case may be, following the end of the performance period and based on achievement of the Performance Goals established for such Awards, as if the Participant had not died or terminated service, as applicable, but prorated based on the portion of the performance period that the Participant has completed at the time of death or termination of service.

(iv) All other outstanding Awards made to the Participant, to the extent not then earned, vested or paid to the Participant, shall terminate on the Participant’s last day of employment or service.

(c) Termination for Cause. If a Participant’s employment with the Company and its Affiliates or service as a Director is terminated for Cause, all Awards and grants of every type, whether or not then vested, shall terminate no later than the Participant’s last day of employment. The Committee shall have discretion to waive the application of this Section 13(c) in whole or in part and to determine whether the event or conduct at issue constitutes Cause for termination.

(d) Time of Termination. For purposes of this Section 13, termination of service shall be deemed to occur at 11:59 p.m. (Central Time) on the relevant date described above, except that, if the Participant is terminated for Cause, then the termination shall occur immediately at the time of such termination.

(e) Consultants and Other Stock-Based Awards. The Administrator shall have the discretion to determine, at the time an Award is made, the effect of the termination of service of a Consultant on Awards held by such individual, and the effect on other Stock-based Awards of the Participant’s termination of employment or service with the Company and its Affiliates.

14. Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, (a) unless otherwise prohibited by an Award agreement, a Participant may transfer Awards to (i) his or her spouse, children or grandchildren (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a partnership in which such Immediate Family Members are the only partners; provided that the transfer will be effective only if the Participant receives no consideration for such transfer; and (b) a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers to those persons or entities to which the Participant could have transferred such Awards, or transfers otherwise made in accordance with this Section 14. Any attempted transfer not permitted by this Section 14 shall be null and void and have no legal effect. The restrictions set forth in this Section 14, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

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15. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the stockholders of the Company have approved an extension of this Plan. In addition, no Award may constitute qualified performance-based compensation within the meaning of Code Section 162(m) unless, to the extent required by Code Section 162(m) for such Award to constitute qualified performance-based compensation, the material terms of the Performance Goals applicable to such Award are disclosed to and reapproved by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the Performance Goals.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(a) or the limits set forth in Section 5(c) (except as permitted by Section 17), (B) an amendment to shorten the minimum vesting periods required in Section 8, or (C) an amendment that would diminish the protections afforded by Section 15(e).

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(iv) Unless the Award agreement specifies otherwise, the Administrator may cancel any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan.

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(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines are necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

(g) Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

16. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

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17. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of shares subject to this Plan (including the number and type of shares described in Section 5) and which may after the event be made the subject of Awards; (B) the number and type of shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

For the avoidance of doubt, the grant of an Award shall not affect in any way the right or power of the Company or any of its Affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s or such Affiliate’s capital structure or business, or any merger, consolidation or business combination of the Company or such Affiliate, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Stock or the rights of the holders of Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business or any other Company or Affiliate action or proceeding, whether of a similar character or otherwise.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, including the Spin-Off, the Administrator may authorize the issuance or assumption of awards, including the Replacement Awards, under this Plan upon such terms and conditions as it may deem appropriate.

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(c) Change of Control. To the extent the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control with respect to the Participant’s Awards, such agreement or policy shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i) If the purchaser, successor or surviving entity (or parent thereof) (the “Surviving Entity”) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Surviving Entity in the Change of Control transaction; provided that such assumption or replacement shall be permitted with respect to equity-based Awards without Participant consent only to the extent the assumed or replacement award, as the case may be, relates to publicly traded or otherwise liquid equity securities after the consummation of the Change of Control transaction and to the extent other appropriate adjustments in the terms and conditions of the Award (including any performance goals) are made so that the Participant is not disadvantaged solely as a result of the Change of Control. If applicable, each Award assumed by the Surviving Entity shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control. Upon the Participant’s termination of employment by the Surviving Entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming the maximum performance goals provided under such Award were met, if applicable) effective on the date of such termination.

(ii) To the extent the Surviving Entity in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i):

(A) each holder of an Option or SAR shall have the right at any time thereafter to exercise the Option or SAR in full whether or not the Option or SAR was theretofore exercisable; provided that the Company may elect to cancel all outstanding Options or SARs in exchange for a cash payment equal to the excess of the Change of Control Price over the exercise price of the Shares subject to such Option or SAR upon the Change of Control (or for no cash payment if such excess is zero);

(B) Shares of Restricted Stock and Restricted Stock Units that are not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock or Restricted Stock Units shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the Change of Control Price of such Restricted Stock or Restricted Stock Units; provided that the Company may elect to cancel each outstanding Restricted Stock Unit in exchange for a cash payment equal to the Change of Control Price upon the Change of Control;

(C) each holder of a Performance Share and/or Performance Unit for which the performance period has not expired shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of the Performance Share and/or Performance Unit, an amount of cash equal to the product of (A) the value of the Performance Share and/or Performance Unit, assuming the greater of target or projected actual performance (based on the assumption that the applicable Performance Goals continue to be achieved at the same rate through the end of the performance period as they are at the time of the Change of Control), and (B) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; provided that the Company may elect to cancel each outstanding Performance Unit in exchange for a cash payment equal to the value of such Performance Unit;

(D) all Incentive Awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, based on the number of whole months that have elapsed from the beginning of the relevant performance period to the date of the Change of Control, as if the Performance Goals are attained as of the effective date of the Change of Control at the greater of target or projected actual performance (based on the assumption that the applicable Performance Goals continue to be achieved at the same rate through the end of the performance period as they are at the time of the Change of Control);

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(E) each holder of an Incentive Award, Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Incentive Award, Performance Share and/or Performance Unit so earned;

(F) each holder of a Dividend Equivalent Unit shall be entitled to receive a cash payment equal to the value of the Dividend Equivalent Unit as of the date of the Change of Control; provided that such payment will be pro rated to the extent, if at all, any related Award is settled on a pro rata basis; and

(G) each holder of any type of Award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the Award as of the date of the Change of Control.

For purposes of this Section 17, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit for which the value is equal to the Fair Market Value of Shares shall be based on, the Change of Control Price.

Notwithstanding anything to the contrary in this Section 17(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 17(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d) Application of Limits on Payments.

(i) Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 17(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii) Procedures.

(A) If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 17(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 17(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 17(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code

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Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B) For purposes of this Section 17: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(C) If National Tax Counsel so requests in connection with the opinion required by this Section 17(d)(ii), the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

(D) The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 17, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

(E) This Section 17 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 17 shall be cancelled without further effect.

18. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service, or the right to continue as a director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required

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by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service. For MTW Participants holding Replacement Awards, rules similar to the foregoing shall apply to employment or service with MTW and its subsidiaries by analogy except to the extent otherwise determined by the Administrator.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Florida and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

(j) MTW Awards. The Company is authorized to issue Replacement Awards to MTW Participants in connection with the adjustment and replacement by MTW of certain awards previously granted by MTW. Notwithstanding any other provision of this Plan to the contrary, the number of Shares to be subject to a Replacement Award and the other terms and conditions of each Replacement Award, including the exercise or grant price, as applicable, shall be determined by the Administrator, all in accordance with the terms of the Employee Matters Agreement.

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19. Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a) “Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b) “Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right (other than a Replacement Award) may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means any of the following as determined by the Company (or, in the case of Replacement Awards, by MTW): (i) with respect to Participants other than Non-Employee Directors or MTW non-employee directors who are MTW Participants, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written employment agreement applicable to the Participant or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability); (B) the failure of the Participant to comply fully with the lawful directives of the Board, the board of directors of an Affiliate of the Company or, with respect to MTW Participants, the board of directors of MTW or its subsidiaries, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates, MTW or any of its subsidiaries (with respect to MTW Participants), or any of their respective management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors or MTW non-employee directors who are MTW Participants, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates (or, in the case of MTW Participants, MTW or any of its Affiliates); or (C) any other gross or willful misconduct as determined by the Committee (or, in the case of MTW Participants, as determined by the board of directors of MTW), in its sole and conclusive discretion.

(f) “Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):

(i) Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless

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persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii) The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds fifty percent (50%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where stockholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;

(iv) The Company dissolves and liquidates substantially all of its assets; or

(v) At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g) “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 17(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i) “Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule and to permit Awards that are otherwise eligible to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify.

(j) “Company” means Welbilt, Inc., a Delaware corporation, or any successor thereto.

(k) “Director” means a member of the Board; “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries; and “Outside Director” means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

(l) “Disability” means disability as defined in the Company’s (or MTW’s, with respect to MTW Participants) long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m) “Distribution Date” means the effective date of the distribution, in connection with the Spinoff, of Shares to the holders of shares of common stock of MTW.

(n) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

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(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(p) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(q) “Good Reason” means a termination by a Participant based upon the occurrence (without the Participant’s express written consent) of any of the following: (i) a material diminution in the Participant’s position or title, or the assignment of duties to the Participant that are materially inconsistent with the Participant’s position or title, determined on the basis of the position or title held immediately prior to the Change of Control; (ii) a material diminution in the Participant’s base salary or incentive/bonus opportunities; (iii) a change in the Participant’s principal place of employment of more than fifty (50) miles from the location of the Participant’s principal place of employment on the date of the Change of Control; or (iv) a material breach by the Company of any of its obligations under any agreement with the Participant. Notwithstanding the foregoing, no such event described above shall constitute Good Reason unless the Participant gives written notice to the Company specifying the condition or event relied upon for such termination within ninety (90) days of the initial existence of such event and the Company fails to cure the condition or event constituting Good Reason, to the reasonable satisfaction of the Participant, within thirty (30) days following receipt of the Participant’s notice.

(r) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(s) “MTW Participant” means a current or former employee, officer or member of the board of directors of MTW or any of its subsidiaries or any other person who holds an award under a MTW Plan as of the date immediately prior to the Distribution Date.

(t) “MTW Plan” means The Manitowoc Company, Inc. 2013 Omnibus Incentive Plan or any similar or predecessor plan sponsored by MTW or any of its subsidiaries under which any awards remain outstanding as of the date immediately prior to the Distribution Date, including, but not limited to, The Manitowoc Company, Inc. 2003 Incentive Stock and Awards Plan and The Manitowoc Company, Inc. 2004 Non-Employee Director Stock and Awards Plan.

(u) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(v) “Participant” means an individual selected by the Administrator to receive an Award. Notwithstanding any provision of the Plan to the contrary, the term “Participant” shall include a MTW Participant; provided that, pursuant to Section 3, a MTW Participant who is not otherwise eligible to be a Participant pursuant to the Plan may receive only Replacement Awards.

(w) “Performance Goals” means any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: revenue; cash flow; total stockholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); accounts receivable; average inventories (calculated by taking the average of inventories at the end of each month); inventories; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; current assets; non-interest bearing current liabilities; net property, plant and equipment; operating assets; capitalized research and development; goodwill; accumulated amortization of goodwill; goodwill impairment; capital; cost of capital; cost of equity; cost of debt;

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bad debt reserves; inventory reserves; taxes; or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Administrator, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions, dispositions or recapitalizations; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report. With respect to any Award intended to qualify as performance-based compensation under Code Section 162(m) and not subject to the transition period under Treasury Reg. Section 1.162-27(f)(4)(iii), such exclusions shall be made only to the extent consistent with Code Section 162(m). To the extent consistent with Code Section 162(m), the Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any Award intended to qualify as performance-based compensation under Code Section 162(m), such adjustment may be made only to the extent consistent with Code Section 162(m). Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m) or will be subject to the transition period under Treasury Reg. Section 1.162-27(f)(4)(iii), the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan. Notwithstanding the foregoing, with respect to a Replacement Award, “Performance Goal” shall mean any performance objective defined in the applicable agreement or other document evidencing the Replacement Award.

(x) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(y) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(z) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(aa) “Plan” means this Welbilt, Inc. 2016 Omnibus Incentive Plan, as may be amended from time to time.

(bb) “Replacement Award” means an Award that is issued under the Plan in accordance with the terms of the Employee Matters Agreement in substitution of, or in accordance with, an award that was granted under a MTW Plan.

(cc) “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(dd) “Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(ee) “Retirement” means, except as otherwise determined by the Administrator and set forth in an Award agreement, (i) with respect to Participants other than Non-Employee Directors, termination of employment or service with the Company and its Affiliates on or after the date the Participant has both attained age sixty (60) and

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completed five (5) years of service with the Company, its Affiliates, MTW or its subsidiaries, and (ii) with respect to Participants who are Non-Employee Directors, the Non-Employee Director’s removal (other than for Cause), non-election (other than for Cause) or resignation on or after reaching the mandatory retirement age set forth in the Company’s (or, in the case of MTW Participants, MTW’s) Corporate Governance Guidelines.

(ff) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(gg) “Share” means a share of Stock.

(hh) “Stock” means the Common Stock of the Company.

(ii) “Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(jj) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

A-18 | Welbilt, Inc. 2021 Proxy Statement

ADDENDUM NO. 1 TO

WELBILT, INC.

2016 OMNIBUS INCENTIVE PLAN

APPLICABLE TO EMPLOYEES AND MANAGING DIRECTORS WHO ARE TAX
RESIDENTS OF FRANCE

The terms and conditions detailed below are to be read in conjunction with the Welbilt, Inc. 2016 Omnibus Incentive Plan (hereinafter the “Plan”). Defined terms hereinafter are to have the same meaning as that stated in the Plan.

ARTICLE I. SCOPE OF THE ADDENDUM

This Addendum only governs the grant of the Options to employees of any direct or indirect French subsidiaries of Welbilt, Inc. and its subsidiaries and affiliates (hereinafter “the Welbilt Group”) (in accordance with article L 225-180 of the new “Code de Commerce”), and not the other Awards provided for in the Plan.

Notwithstanding any other provisions of the Plan not referred to in this Addendum, the following provisions/amendments are applicable to such employees in respect of the Options. These provisions constitute either exceptions to provisions of the same nature provided for in the Plan, or additional rules to these documents, so that the Options qualify as options under French law for favorable social and tax regime.

ARTICLE II. GRANT OF OPTIONS

2.1 Granting Period.

The authorization given by the stockholders’ meeting of Welbilt, Inc. to the Board of Directors and the Compensation and Benefits Committee (hereinafter the “Committee”) for granting the Options is limited to thirty eight (38) months as from the date of this stockholders’ meeting.

2.2 Beneficiaries.

Options may be granted under this Addendum to the following beneficiaries (hereinafter “Employees”):

•       Employees, i.e., individuals having an employment contract with the French company and being at the date of grant of the Options, based in France or abroad under a temporary secondment and individuals having an employment contract with a foreign company of the Welbilt Group as defined by article L 225-180 of the new “Code de Commerce” and being seconded in France.

•       Managing Directors (i.e., “Dirigeants Sociaux”) of any French company of the Welbilt Group as defined by article L 225-180 of the new “Code de Commerce” at the date of grant.

2.3 Type of Options.

The Options granted under the Plan modified by this Addendum will only be purchase Options (i.e., Shares bought back by the Company). No Options may be granted under this Addendum that are subscription Options (i.e., newly issued Shares of the Company).

Limited stock appreciation right:

No Stock Appreciation Right may be granted after the date of grant of the related Options. In addition, such Stock Appreciation Right must be mentioned in the Option grant letter.

2.4 Date of Grant.

Options cannot be granted during the ten (10) stock exchange sessions preceding and following the publication of the consolidated or annual accounts.

Options cannot be granted during a period starting at the date at which the management of the Company is aware of any information that could have a significant impact on the Company’s Share price and ending ten (10) stock exchange sessions after this information has been made public.

Options cannot be granted within a twenty (20) day period following a distribution of dividends or a capital increase.

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2.5 Conditions of Grant.

Options are definitively offered and cannot be cancelled or modified.

No Options can be granted to any Employees holding Shares representing ten percent (10%) or more of the Welbilt, Inc. share capital at the date of the grant of the Options.

The total number of Options granted to Employees and remaining unexercised (outstanding Options) shall never cover a number of Shares exceeding one-third of the Welbilt, Inc. share capital.

Should the Company purchase its Shares before granting Options the purchase Options shall be awarded over the stock within twelve (12) months of their purchase.

The Shares shall be purchased by the issuing Company at least one day before the Options become exercisable.

2.6 Option Price.

The Option price will be the Fair Market Value of Common Stock at the date of grant (i.e., the price per share at the close of the previous day’s trading as reported on the New York Stock Exchange Composite Tape).

Nevertheless, unless otherwise specifically approved by the Committee, this Option price shall not be less than ninety-five percent (95%) of the average stock exchange price during the twenty (20) days preceding the day when the Option is granted. In addition, this Option Price shall not be less than ninety-five percent (95%) of the average purchase price of its own Shares held by Welbilt, Inc. to be allocated to the Option holder.

ARTICLE III. REGIME OF OPTIONS

3.1 Transferability of the Options.

Notwithstanding any other provisions of the Plan not referred to in this Addendum, an Option is only transferable by death of the Employee. In the event of an Employee’s death, the period during which the legal heirs are entitled to exercise the Option is six (6) months following the Employee’s death.

3.2 Adjustments of the Option Price.

The Option price shall remain unchanged as from the grant of the Options until the exercise of the Options. The Option price shall be adjusted only upon the occurrence of the events specified under French law (article L 225-181 of the new “Code de Commerce”).

No other event may constitute a recognized exception under French regulations except in case of any modifications as provided from time to time by any new French regulations or by any governmental decision.

3.3 Date of Exercise.

Twenty-five percent (25%) of Options granted under this Addendum shall be exercisable after the expiration of a two year period as from the date of grant and an additional twenty-five percent (25%) of Options shall be exercisable thereafter on the anniversary of the date of grant, up to one hundred percent (100%).

3.4 Payment of the Option Price.

The payment of the Option price is allowed either in cash or by compensation of certain, due and payable debts that the Employees hold against the Company.

ARTICLE IV. SALE OF SHARES RESULTING FROM THE EXERCISE OF OPTIONS

4.1 Principles.

Under both French Tax and Social Security Codes, the favorable social security and tax regime applicable to the “acquisition gain” is linked to the sale of the Shares resulting from the exercise of the Options in a period not less than four years as from the grant of the Options (Section 163 bis C).

An additional holding period of two years between the exercise and the sale of the Shares must be respected in addition to the initial period of four years in order for the Beneficiaries to benefit from a more favorable tax regime.

Under the new “Code de Commerce,” the sale of the Shares resulting from the exercise of the Options shall not be forbidden beyond a period of three years starting from the exercise of the Options (section L 225-177).

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4.2 Application.

By virtue of the principles mentioned in Section 4.1 above, and except in the events provided under section 91 ter of Annex II of the French Tax Code, when all the conditions provided by this section are fulfilled, the shares shall not be sold, or otherwise disposed of, before a period of two (2) years for shares resulting from Options exercised after the expiration of a two-year period as from the date of grant of the Options.

Notwithstanding the above-mentioned provisions the shares may be sold, or otherwise disposed of, after the expiration of a four-year period as from the date of grant of the Options.

Failing to respect the above-mentioned non transferability period would entail the invalidity of the sale of the shares for the faulty Employee provided such provision complies with U. S. laws and is otherwise enforceable.

According to Section 91 ter of Annex II of the French Tax Code, the initial four (4) year period between grant of Options and sale of Shares is not required in strict limited cases for benefiting from the favorable tax regime:

•       in case of the optionee’s disability or death,

•       in case of the optionee’s retirement at the request of the Company provided the optionee exercised the options at least three (3) months before the termination of the optionee’s work contract, and still holds the share at the date of the event.

•       in case of dismissal, provided the optionee exercised the optionee’s options at least three (3) months before the optionee is notified of the optionee’s dismissal.

In these cases, the sale of the Shares may occur in connection with the event, which means, in particular in case of dismissal and retirement, not before the termination of the contract.

Should any modifications of the French legal and/or tax regime arise that would concern the conditions to qualify for the preferential tax and social security treatment, the Committee would be entitled to modify accordingly and for this sole purpose the dates of exercise of the Options as well as the vesting period applicable to future grants of Options and the holding conditions of the Shares.

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ADDENDUM NO. 2 TO

WELBILT, INC.

2016 OMNIBUS INCENTIVE PLAN

APPLICABLE TO EMPLOYEES AND MANAGING DIRECTORS WHO ARE TAX
RESIDENTS OF FRANCE

1.1. Purpose

This Addendum (hereafter referred to as the “Addendum” or the “French Addendum”) modifies some of the terms and conditions of the Welbilt, Inc. 2016 Omnibus Incentive Plan (hereafter referred to as the “Plan”) approved by the stockholders of the Company for the benefit of corporate officers, employees and directors of the Company and its Affiliates, including its French subsidiary(ies), if any, with respect to French Qualified Awards (as defined below). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Plan.

Section 15(f) of the Plan authorizes the Board or the Committee to approve supplements to, or amendments, restatements or alternative version of the Plan in order to assure the viability of Awards granted to Participants employed or residing in foreign countries. Therefore, the Board has approved this French Addendum which sets out the terms and conditions governing Restricted Stock Units and/or Performance Shares Awards made under the Plan to eligible French tax resident Participants, or otherwise selected by the Board for participation under this Addendum.

This Addendum contains the term of “French Qualified Awards” which exclusively refers to Restricted Stock Units and/or Performance Shares Awards, solely settled in Shares, granted to eligible French tax resident Participants, or otherwise selected by the Board for participation under this Addendum, in accordance with Section 8 of the Plan as amended and restated in this Addendum. For the avoidance of doubt, these rules have been set in order to comply with:

i.       Articles L. 225-197-1 to L. 225-197-6 and L. 22-10-59 to L. 22-10-60 of the French Commercial Code for legal purposes;

ii.      Article 80 quaterdecies of the French General Tax Code for tax purposes; and,

iii.     Articles L. 137-13 and L. 137-14 of the French Social Security Code for social security purposes.

The present French Addendum is not applicable to Awards other than French Qualified Awards and, in compliance with Section 15(f) of the Plan, does not affect the terms of the Plan for any country other than France. Rules governing Stock Options are subject to a different Addendum governing Stock-Option Awards granted to Participants in France.

The terms and conditions of this French Addendum are identical to the Plan except as provided below and must be read in conjunction with the Plan rules and the Award agreement.

In the event of any conflict between the terms and conditions of this French Addendum, the Plan or the Award agreement, the provisions of this Addendum shall prevail for the Awards made hereunder.

1.2. Definitions

1.2.1. In Section 19(b) of the Plan, the definition of “Affiliate” is amended as follows:

“Affiliate” means the following for the purpose of determining the company in which eligible participant may be chosen for Restricted Stock Units or Performance Shares awards:

—     Any company in which the Company holds, directly or indirectly, at least 10% (ten) of the voting rights and/or equity;

—     Any company which holds, directly or indirectly, at least 10% (ten) of the voting rights and/or equity in the Company;

—     Any company in which at least 50% (fifty) of the equity or voting rights are held, directly or indirectly, by a company which itself holds at least 50% (fifty) of the Company.

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1.2.2. The definition “Vesting Period” is added as follows:

“Vesting Period” means the period of time between the Date of Grant and the Date of Acquisition.

Pursuant to Article L. 225-197-1 of the French Commercial Code, the Vesting Period shall not be less than one (1) year as of the Date of Grant. In the event the Vesting Period is less than two (2) years, a mandatory Holding Period shall be observed to ensure that the total duration of the Vesting Period and the Holding Period together shall not be less than two (2) years.

1.2.3. In Section 19(c) of the Plan, the Definition of “Award” is amended as follows:

“Award” means an award of Restricted Share Units (“RSUs”) and/or Performance Shares (“PS”), i.e. a conditional right to receive Shares (newly issued or treasury shares of the Company) for nil consideration, provided that certain conditions set out by the Administrator are met, such as Replacement Award made in partial substitution for awards relating to shares of the common stock of the Manitowoc Company, Inc (“MTW”) immediately prior to the spin-off of the Company by MTW, in accordance with the terms of an Employee Matters Agreement, as defined an authorized by the Board of Directors pursuant to US Corporate law. Such Award is designated as French Qualified Award in the Award agreement.

Notwithstanding any provision of the Plan providing to the contrary, Awards granted under this French Addendum must be exclusively settled in Shares.

1.2.4. The definition “Date of Acquisition” is added as follows:

“Date of Acquisition” means the date on which Participants definitively acquire the right to receive Shares.

1.2.5. The definition “Date of Grant” is added as follows:

“Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Shareholders’ meeting approving the Plan under which such Awards are granted.

1.2.6. Section 19(l) of the Plan, the definition of “Disability” is amended as follows:

“Disability” means a permanent disability within the second and third categories as defined by Article L.341-4 of the French Social Security Code.

1.2.7. The definition “French Qualified Award” is added as follows:

“French Qualified Award” means an Award granted under the French Addendum and designated as such in the Award agreement, in conformity to the French legislation:

i.       Articles L. 225-197-1 to L. 225-197-6 and L. 22-10-59 to L. 22-10-60 of the French Commercial Code for legal purposes;

ii.      Article 80 quaterdecies of the French General Tax Code for tax purposes; and

iii.     Articles L. 137-13 and L. 137-14 of the French Social Security Code for social security purposes.

1.2.8. The definition “Holding Period” is added as follows:

“Holding Period” means the period of time beginning on the Date of Acquisition during which the Participants of French Qualified Awards shall not sell their Shares.

1.2.9. Section 19(v) of the Plan, the definition of “Participants” is completed as follows:

For the purpose of the French Addendum, “Participants” means eligible employees or corporate officers as defined under section 3 of the French Addendum who have been granted French Qualified Awards in accordance with the provisions of the French Addendum, and which have not vested, lapsed or been surrendered or forfeited, or which have vested and remain subject to Holding Period, if any.

1.2.10. Section 19(x) of the Plan, the definition of “Performance Shares” is completed as follows:

For purpose of the French Addendum, “Performance Shares” means conditional right to receive Shares (newly issued or treasury shares of the Company) for nil consideration, which is designated as a French Qualified Award in the Award agreement.

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Performance Shares are subject to (i) a risk of forfeiture during the Vesting Period, as described in Section 8.2 of this Addendum, and (ii) restrictions on transfer during the Share Sale Restriction Period, as described in Section 8.3 of this Addendum, as determined by the Committee.

1.2.11. Section 19(dd) of the Plan, the definition of “Restricted Stock Units” is completed as follows:

For purpose of the French Addendum, “Restricted Stock Units” means conditional right to receive Shares (newly issued or treasury shares of the Company) for nil consideration.

Restricted Stock Units are subject to (i) a risk of forfeiture during the Vesting Period, as described in Section 8.2 of this Addendum, and (ii) restrictions on transfer during the Share Sale Restriction Period, as described in Section 8.3 of this Addendum, as determined by the Committee.

Notwithstanding any provision of the Plan providing to the contrary, RSUs granted under this Addendum must be exclusively settled in Shares.

2. Administration

2.1. Section 2(a) “Administration” of the Plan is completed as follows:

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award to any eligible employee or corporate officer in compliance with terms and conditions set out by this French Addendum.

Notwithstanding the Section 2(a) provisions of the Plan, no modification shall be made to this Addendum which is disadvantageous to the Participants or which is in contradiction to the French Commercial Code and French Tax Code provisions, unless:

i.       The modification is the result of a new law or regulation or any other obligatory disposition or ruling applies to the Company or any Affiliate, having legal, tax or social implications;

ii.      These modifications are made upon acceptance by the Participants being duly notified in advance.

The terms of this Addendum shall be interpreted in accordance with the relevant provisions set forth by French tax and social laws, as well as the regulations issued by the French tax and social administrations.

3. Eligibility

3.1. Section 3 of the Plan “Eligibility” is completed as follows:

Participants who are eligible to be granted French Qualified Awards shall consist exclusively of employees with a valid employment contract (“contrat de travail”) at Date of Grant, and/or corporate officers with or without an employment contract, such as listed below, of the Company or its French Affiliate(s):

—     “Président du Conseil d’Administration” (Chairman of the Board);

—     “Directeur Général” (Managing Director) ;

—     “Directeurs Généraux Délégués“ (Delegated Managing Directors) ;

—     Members of the “Directoire” (Executive Directors);

—     “Gérant” of a “Société par Actions” (“Manager of a Joint Stock Company”);

—     “Président” (if a private individual) d’une Société par Actions Simplifiée”.

Corporate officers and Directors of the Company or its French Affiliate(s), are eligible Participants if they have a valid employment contract with one of these entities, or if they are one of the corporate officers listed above. No French Qualified Awards may be granted under this Addendum to non-employee members of the “Conseil d’Administration” (the Board), consultants and advisors.

4. Type of Awards; Assistance to Participants

4.1. Section 4(a) of the Plan “Grants of Awards” is completed as follows:

The Administrator may grant Restricted Share Units and/or Performance Shares to the French tax resident Participants, as defined by section 3.1. of this French Addendum.

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5. Shares Reserved under this Plan

5.1. Section 5(a) of the Plan “Plan Reserve” is completed as follows:

Shares of the Company to be delivered under the Plan may be market repurchased shares (already existing shares) or newly issued shares. For Awards granted over already existing shares, corresponding shares shall be repurchased by the Company at least one day before the applicable Date of Acquisition.

Shares acquired by the Participant as a result of the vesting of the Award shall be registered in the name of the Participant or be identifiable. Shares will be registered in the Company’s books in an individual account via the transfer agent. The Participants shall have the voting and dividends rights attached to the shares as of the date he/she becomes the holder of record of such common stock.

5.2. Section 5(c) of the Plan “Participant Limitations” is completed as follows:

Notwithstanding the provisions in Section 5(c) of the Plan, as well as any provision of the Plan providing otherwise, the total number of shares which may be awarded under the Plan by the Company shall not exceed 10% of its share capital upon each date of grant. The Administrator must, upon each decision to grant French Qualified Awards to Participants, assess whether the 10% threshold is respected. At this regard, forfeited shares and shares no longer subject to a Holding Period requirement shall not be considered for purpose of determining the above threshold.

No French Qualified Awards may be granted to an eligible employee or a corporate officer who holds more than ten percent (10%) of the issued share capital on the Date of Grant. Acquisition of Shares that would lead a Participant to hold more than ten percent (10%) of the issued share capital of the Company on the Date of Grant shall be forfeited on original Date of Acquisition.

6. Options

For the purpose of the French Addendum, Section 6 of the Plan does not apply to French Qualified Awards.

7. Stock Appreciations Rights

For the purpose of the French Addendum, Section 7 of the Plan does not apply to French Qualified Awards.

8. Performance and Stock Awards

Only Restricted Stock Units and Performance Share may be granted under this French Addendum.

8.1. Section 8 (c) of the Plan is completed as follows:

Notwithstanding any provisions of the Plan to the contrary, eligible Participants selected by the Committee who are granted French Qualified Awards under the Plan and its French Addendum shall have no stockholder rights, including the right to vote or to receive dividends, until such Awards have vested and the corresponding Shares’ legal ownership has been transferred to the Participants.

Notwithstanding any provisions to the contrary, French Qualified Awards to be granted under the present Addendum, shall exclusively be settled in Shares.

8.2. A new Section 8(d) “Vesting Period” is added to the Plan rules:

Notwithstanding any other provision of the Plan to the contrary, the Participant shall only be entitled to receive payment of the French Qualified Awards, once vested, upon Vesting Date, which shall occur at the earliest on the first anniversary of the Grant Date (the “Vesting Period”).

With respect to Participants who were granted French Qualified Awards under the present Addendum but are no longer French tax residents at Vesting Date, the Administrator may in its sole discretion amend the length of the Vesting Period pursuant to the above provisions in order to prevent any taxation discrepancies.

8.3. A new Section 8(e) “Holding Period” is added to the Plan rules:

As of the Vesting Date, Shares acquired pursuant to French Qualified Awards may be subject to a share sale restriction commencing from the Vesting Date (the “Holding Period”).The Holding Period shall end in such a manner that the combined duration of the Vesting Period and the Holding Period is not less than two (2) years. If the Participant’s employment with the Company or one of its Affiliate is terminated at any time after the Vesting Date, the Shares acquired shall not be freely transferable before the expiration of the Holding Period (if applicable).

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8.4. A new Section 8(f) “Frozen windows” is added to the Plan rules:

Notwithstanding any provision of the Plan to the contrary, the Shares shall not be sold during the following periods:

•       Within 30 calendar days before the announcement of an interim financial report or an end-of-year report which the granting Company is required to disclose;

•       By the members of the “Conseil d’Administration” (Board of Directors) or “Conseil de Surveillance” (Supervisory Board), by the members of the “Directoire” (Executive Board) or exercising the powers of “Directeur Général” (Managing Director) or “Directeur Général Délégué” (Delegated Managing Director), and by any employees having knowledge of any inside information, within the meaning of article 7 of EU Regulation n°596/2014 which has not been disclosed.

Strict compliance with the above periods may not be required when the local legislation applicable to the Company provides for periods of share sale restrictions that, while not corresponding exactly to the above periods, offer equivalent guarantees.

8.5. A new Section 8(g) “Sale restrictions for corporate officers” is added to the Plan rules:

For Shares acquired thanks to French Qualified Awards granted to eligible corporate officers of the Company and any of the Company’s Affiliates, as mentioned in Section 3 of the French Addendum, the Committee must whether (i) decide that no Shares shall be sold by the corporate officers prior to their removal from office or (ii) determine the number of Shares which have to be held until their removal from office. The renewal of mandate does not constitute a removal from office.

These restrictions are not applicable to corporate officers of any of the Company’s French Affiliates. However, these restrictions remain applicable to the corporate officers of the issuing parent Company.

8.6. A new Section 8(h) “Lack of consideration” is added to the Plan rules:

Restricted Stock Units and Performance Shares Awards granted under this French Addendum are made at no cost for the Participant. No purchase price shall be determined by the Committee on the date such Award is made.

9. Annual Incentive Awards

For the purpose of the French Addendum, Section 9 of the Plan does not apply to French Qualified Awards.

10. Long-Term Incentive Awards

For the purpose of the French Addendum, Section 10 of the Plan does not apply to French Qualified Awards.

11. Dividends Equivalents Units

For the purpose of the French Addendum, Section 11 of the Plan does not apply to French Qualified Awards.

12. Other Stock-Based Awards

For the purpose of the French Addendum, Section 12 of the Plan does not apply to French Qualified Awards.

13. Effect of Termination on Awards

13.1. Section 13(b) of the Plan “Death, Disability or Retirement of Participant” is completed as follows:

i. Death or Disability occurring during the Vesting Period

Notwithstanding the provisions of Section 13(b) of the Plan or any other provision to the contrary, in the event of Participant’s death during the Vesting Period, the Participant’s heirs can request the transfer of the unvested French Qualified Awards within six (6) months as of the date of death. The heirs shall dispose immediately of the underlying Shares.

In the event Participant ceases to be employed by the Company or any Affiliate due to Disability within the 2nd and 3rd categories as defined as per Article L.341-4 of the French Social Security Code, resulting in the termination of the employment contract before the Date of Acquisition, French Qualified Awards shall become vested upon the date of termination. Notwithstanding any provisions to the contrary, French Qualified Awards shall be exclusively settled in Shares under this section.

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The above exceptions shall not constitute a disqualifying event for French income tax and social security purposes.

ii. Death or Disability occurring during the Holding Period

Notwithstanding any provision of the Plan to the contrary, in the event French Qualified Awards are subject to Holding Period under the French Addendum, the total duration of the Acquisition and Holding Periods shall not be less than (two) 2 years as of the Date of Grant.

By way of exception to the foregoing, the Holding Period as defined in the present French Addendum shall be accelerated and deemed to have lapsed immediately in the following limited events:

a)     In the event of Participant’s death, the legal heirs who are entitled to request ownership of the Shares within six (6) months of the date of death shall be entitled to sell the Shares immediately;

b)     In the event the Participant ceases his employment within the Company or any Affiliate(s) due to his Disability within the 2nd and 3rd categories as defined as per Article L.341-4 of the French Social Security Code, the Participant shall be entitled to sell the Shares immediately.

The above exceptions shall not constitute a disqualifying event for French income tax and social security purposes.

14. Restrictions on Transfer, Encumbrance and Disposition

14.1. Section 14 of the Plan “Restrictions on Transfer, Encumbrance and Disposition” is completed as follows:

French Qualified Awards granted under the Plan shall not be transferable up until the end of the Holding Period except (i) in case of Participant’s death, or (ii) in case of Disability within the 2nd and 3rd categories as defined as per Article L.341-4 of the French Social Security Code as provided for in section 13 of the French Addendum.

15. Termination and Amendment of Plan, Amendment, Modification or Cancellation of Awards

15.1. Section 15 of the Plan is completed as follows:

Notwithstanding any provision of the Plan to the contrary, no modification shall be made to this Addendum which is disadvantageous to the Participants or which is in contradiction to the French Commercial Code and French Tax Code provisions, unless:

i.       The modification is the result of a new law or regulation or any other obligatory disposition or ruling that applies to the Company or any Subsidiary, having legal, fiscal or social implications;

ii.      These modifications are made upon acceptance by the Participants being duly notified in prior.

16. Taxes

16.1. Section 16 of the Plan “Taxes” is completed as follows:

Subject to legislative or regulatory developments, Participants shall be liable for income tax, employee social security contributions or social surtaxes payable upon tax event. Participants irrevocably consent to disclose any personal information necessary to comply with the tax or social security reporting obligations provided for by law, if applicable, to subject the proceeds of the sale of their Shares to withholding tax & employee social security charges (if any) at source for purpose of complying with the Participants’ income tax and employee social security payment obligations.

Moreover, income tax, employee social security contributions, social surtaxes and any other mandatory withholding could be withheld by the Company or any of its Affiliates, or by any other entity designated by the Company. The withholding tax shall be performed on cash compensations or proceeds realized upon sale of the Shares delivered to the Participant. The Participant expressly and irrevocably commits to such withholding process. Notwithstanding any provision to the contrary, in particular in Section 5(b) of the Plan, no Shares may be used prior to the lapse of the Share Sale Restriction and Holding Period, if any, to satisfy any social security or tax withholding due for Awards granted further to the present French Addendum.

Upon the express request of the Company or any of its Affiliates, the Participant may be required to pay the contributions and/or taxes and/or any other withholding of any kind payable to the Company or the relevant Affiliate. The Participant expressly commits to such payment obligation.

Notwithstanding the provisions of the applicable tax treaty, in the event the Participant exercised his professional activity in France prior to the vesting of the French Qualified Awards, French income tax may be withheld at source on the French sourced potion of the taxable acquisition gain pursuant to Article 182 A ter of the French Tax Code if the Participant is a non-French tax resident upon sale of his Shares.

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17. Adjustment Provisions; Change of Control

17.1. Section 17(a) of the Plan “Adjustments of Shares” is completed as follows:

Upon deciding to proceed to such adjustment, the Committee shall, in compliance with the terms set out by section 2.1. of this French Addendum, take all the necessary steps to determine the impact of such adjustment on the income tax and social security treatment of Awards made to French Participants and whenever possible, to maintain the tax neutrality of the operation on the treatment of the Award. The Committee shall accordingly inform the Participant concerned.

17.2. Section 17(c) of the Plan “Change of Control” is completed as follows:

Notwithstanding provisions of the Plan, in accordance with article L. 225-197-1, III of the French Commercial Code, in the event of the exchange of shares without cash payment resulting from a merger occurring before the Date of Acquisition and in the event of share exchange resulting from a public offer, a division or regrouping of shares during the Holding Period (if any), the conditions set forth in the French Addendum shall remain applicable to the French Qualified Awards received in exchange, including the Acquisition and Holding Periods (if any), for their remaining duration on the exchange date.

The same shall apply in the event of an exchange of shares without cash balance resulting from a public offer, split or reverse stock split realized according to current regulation during the Holding Period provided by the French Addendum.

In the event of another transformation, reorganization or any other changes occurring after the grant of the French Qualified Awards, the Committee shall take all necessary actions, while the operation is being realized, in order to determine the impact of this operation on the Awards and, as far as maintain the rights of the Participants.

18. Miscellaneous

18.1. Section 18(a) of the Plan “Other Terms and Conditions” is completed as follows:

Notwithstanding the above, the Participant shall not be entitled to any dividend or dividend equivalent attached to Shares by reference to a record date preceding the Date of Acquisition or accumulated between the Date of Grant and the Date of Acquisition.

18.2. Section 18(c) of the Plan “No Fractional Shares” is completed as follows:

Awards granted under this French Addendum must be exclusively settled in Shares.

18.3. Section 18(f) of the Plan “Governing Law, Venue” is completed as follows:

For the purpose of the French Addendum, relevant provisions set forth by French tax and social laws, as well as the regulations issued by the French tax and social authorities shall govern.

18.4. A new Section 18(k) “Collection, Treatment and Storage of Data” is created; the following wording is added:

Each Participant must expressly agree to the collection, treatment and storage of personal data provided by them to the Company, any Affiliate or third party service provider, for any purpose related to the implementation of the French Addendum, in accordance with the European General Data Protection Regulation (“GDPR”), which came into force on May 25, 2018. This includes, but is not limited to:

a)     Manage and maintain the Participant’s account;

b)     Communicate information to Group entities, registers holders, financial intermediaries or third party administrators of the plan; and,

c)     Communicate information to future company’s purchasers, or purchasers of the activity in which the Participant works.

A-28 | Welbilt, Inc. 2021 Proxy Statement

WELBILT, INC. 2227 WELBILT BLVD. NEW PORT RICHEY, FL 34655 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 22, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WBT2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 22, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet before the meeting and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D31248-P49295 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WELBILT, INC. The Board of Directors recommends you vote FOR all the nominees listed below: The election of seven directors to serve for a one-year term expiring at the 2022 annual meeting or until their respective successors are duly elected and qualified. Nominees: 1a. Cynthia M. Egnotovich 1b. Dino J. Bianco 1c. Joan K. Chow 1d. Janice L. Fields 1e. Brian R. Gamache 1f. Andrew Langham 1g. William C. Johnson Against For Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. The approval, on an advisory basis, of the compensation of the Company’s named executive officers. 3. T h e r a t i f i c a t i o n o f t h e a p p o i n t m e n t o f Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 4. The approval of an amendment of the Welbilt, Inc. 2016 Omnibus Incentive Plan to authorize an additional 5,000,000 shares to be reserved for issuance. NOTE: Such other business as may properly come before the annual meeting. Abstain For Against Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX Date Signature (Joint Owners) Date

Annual Meeting of Stockholders WELBILT, INC. April 23, 2021 1:00 PM Eastern Time www.virtualshareholdermeeting.com/WBT2021 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. D31249-P49295 WELBILT, INC. Annual Meeting of Stockholders April 23, 2021 1:00 PM, E.T. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) William C. Johnson and Joel H. Horn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WELBILT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/WBT2021 at 1:00 PM, E.T. on April 23, 2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side